                                                                    Exhibit 10.1

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                                CREDIT AGREEMENT


                                      among

                           RADIO UNICA HOLDINGS CORP.,

                               RADIO UNICA CORP.,


                               The Several Lenders
                        from Time to Time Parties Hereto

                                       and

                       CANADIAN IMPERIAL BANK OF COMMERCE
                                    as Agent



                            Dated as of July 8, 1998



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

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I         DEFINITIONS.................................................2
         1.1.     Defined Terms...............................................2
         1.2.     Other Definitional Provisions..............................24

ARTICLE II        AMOUNT AND TERMS OF COMMITMENTS.............................2
         2.1.     Commitments................................................25
         2.2.     Notes......................................................25
         2.3.     Procedure for Borrowing....................................25
         2.4.     Commitment Fee.............................................26
         2.5.     Reductions and Prepayments.................................26
         2.6.     Conversion and Continuation Options........................28
         2.7.     Maximum Amounts of Tranches................................28
         2.8.     Interest Rates and Payment Dates...........................29
         2.9.     Computation of Interest and Fees...........................29
         2.10.    Inability to Determine Interest Rate.......................30
         2.11.    Pro Rata Treatment and Payments; Funding Reliance..........30
         2.12.    Illegality.................................................31
         2.13.    Requirements of Law........................................32
         2.14.    Taxes......................................................33
         2.15.    Indemnity..................................................36
         2.16.    Discretion of Lender as to Manner of Funding...............36
         2.17     Letter of Credit...........................................37

ARTICLE III       REPRESENTATIONS AND WARRANTIES.............................39
         3.1.     Financial Condition........................................40
         3.2.     No Change..................................................41
         3.3.     Corporate Existence; Compliance with Law...................41
         3.4.     Corporate Power; Authorization; Enforceable Obligations....42
         3.5.     No Legal Bar...............................................42
         3.6.     No Material Litigation.....................................42
         3.7.     No Default.................................................42
         3.8.     Ownership of Property; Liens...............................43
         3.9.     Intellectual Property......................................43
         3.10.    No Burdensome Restrictions.................................43
         3.11.    Taxes......................................................43
         3.12.    Federal Regulations........................................43
         3.13.    ERISA......................................................43
         3.14.    Holding Company; Investment Company Act;
                    Other Regulations........................................45
         3.15.    Purpose of Loans...........................................45

         3.16.    Environmental Matters......................................45
         3.17.    Capitalization of Parent...................................46
         3.18.    Capitalization of Borrower.................................46
         3.19.    Capitalization of Subsidiaries.............................47
         3.20.    Labor Matters..............................................47
         3.21.    Insurance..................................................47
         3.22.    Security Documents.........................................47
         3.23.    Accuracy and Completeness of Information...................48
         3.24.    Leaseholds, Permits, etc...................................48
         3.25.    Solvency...................................................49
         3.26.    FCC Matters................................................49
         3.28.    Senior Debt................................................49
         3.29.    Year 2000..................................................50

ARTICLE IV        CONDITIONS PRECEDENT.......................................50
         4.1.     Conditions to Initial Loans................................50
         4.2.     Conditions to Each Loan....................................53

ARTICLE V         AFFIRMATIVE COVENANTS......................................54
         5.1.     Financial Statements.......................................54
         5.2.     Certificates; Other Information............................55
         5.3.     Payment of Obligations.....................................57
         5.4.     Maintenance of Existence...................................57
         5.5.     Maintenance of Property; Insurance.........................57
         5.6.     Inspection of Property; Books and Records; Discussions.....57
         5.7.     Notices....................................................58
         5.8.     Environmental Laws.........................................58
         5.9.     ERISA......................................................59
         5.10.    Assignments of Leases......................................60
         5.11.    Further Assurances.........................................60
         5.12.    Designation of Unrestricted Subsidiaries...................61
         5.13.    Post Closing...............................................61

ARTICLE VI        NEGATIVE COVENANTS.........................................61
         6.1.     Financial Condition Covenants..............................62
         6.2.     Limitation on Indebtedness.................................62
         6.3.     Limitation on Liens........................................63
         6.4.     Limitation on Guarantee Obligations........................64
         6.5.     Limitation on Fundamental Changes..........................64
         6.6.     Limitation on Sale of Assets...............................64
         6.7.     Limitation on Dividends....................................65
         6.8.     Limitation on Investments, Loans and Advances..............66
         6.9.     Limitation on Transactions with Affiliates.................67

         6.10.    Limitation on Sales and Leasebacks.........................67
         6.11.    Limitation on Changes in Fiscal Year.......................67
         6.12.    Limitation on Negative Pledge Clauses......................67
         6.13.    Limitation on Payments and Modifications of
                  Debt Instruments or Agreements.............................67
         6.14.    Limitation on Lines of Business............................68
         6.15.    Amendments to Material Agreements..........................68
         6.16.    Restrictions on License Subsidiaries.......................68

ARTICLE VII       EVENTS OF DEFAULT..........................................69
         7.1.     ...........................................................69

ARTICLE VIII      GUARANTEE..................................................72
         8.1.     Parent Guarantee...........................................72
         8.2.     Continuing Guarantee.......................................72
         8.3.     Reinstatement..............................................73

ARTICLE IX        THE AGENT..................................................74
         9.1.     Appointment................................................74
         9.2.     Delegation of Duties.......................................75
         9.3.     Exculpatory Provisions.....................................75
         9.4.     Reliance by Agent..........................................75
         9.5.     Notice of Default..........................................76
         9.6.     Non-Reliance on Agent and Other Lenders....................76
         9.7.     Indemnification............................................76
         9.8.     Agent in Its Individual Capacity...........................77
         9.9.     Successor Agent............................................77

ARTICLE X         MISCELLANEOUS..............................................77
         10.1.    Amendments and Waivers.....................................77
         10.2.    Notices....................................................78
         10.3.    No Waiver; Cumulative Remedies.............................79
         10.4.    Survival of Representations and Warranties.................79
         10.5.    Payment of Expenses and Taxes; Indemnification.............79
         10.6.    Successors and Assigns; Participations and Assignments.....80
         10.7.    Adjustments; Setoff........................................83
         10.8.    Confidentiality............................................83
         10.9.    Counterparts...............................................84
         10.10.   Severability...............................................84
         10.11.   Integration................................................84
         10.12.   Governing Law..............................................84
         10.13.   FCC Approvals..............................................84
         10.14.   Submission To Jurisdiction; Waivers........................85

         10.15.   Acknowledgments............................................86
         10.16.   Waivers of Jury Trial......................................86

ARTICLE I         DEFINITIONS.................................................2
         1.1.     Defined Terms...............................................2
         1.2.     Other Definitional Provisions..............................24

ARTICLE II        AMOUNT AND TERMS OF COMMITMENTS............................24
         2.1.     Commitments................................................24
         2.2.     Notes......................................................24
         2.3.     Procedure for Borrowing....................................25
         2.4.     Commitment Fee.............................................25
         2.5.     Reductions and Prepayments.................................26
         2.6.     Conversion and Continuation Options........................27
         2.7.     Maximum Amounts of Tranches................................28
         2.8.     Interest Rates and Payment Dates...........................28
         2.9.     Computation of Interest and Fees...........................28
         2.10.    Inability to Determine Interest Rate.......................29
         2.11.    Pro Rata Treatment and Payments; Funding Reliance..........29
         2.12.    Illegality.................................................30
         2.13.    Requirements of Law........................................31
         2.14.    Taxes......................................................32
         2.15.    Indemnity..................................................34
         2.16.    Discretion of Lender as to Manner of Funding...............35
         2.17     Letter of Credit...........................................35

ARTICLE III       REPRESENTATIONS AND WARRANTIES.............................38
         3.1.     Financial Condition........................................38
         3.2.     No Change..................................................39
         3.3.     Corporate Existence; Compliance with Law...................39
         3.4.     Corporate Power; Authorization; Enforceable Obligations....40
         3.5.     No Legal Bar...............................................40
         3.6.     No Material Litigation.....................................40
         3.7.     No Default.................................................40
         3.8.     Ownership of Property; Liens...............................41
         3.9.     Intellectual Property......................................41
         3.10.    No Burdensome Restrictions.................................41
         3.11.    Taxes......................................................41
         3.12.    Federal Regulations........................................41
         3.13.    ERISA......................................................41
         3.14.    Holding Company; Investment Company Act; Other Regulations.43
         3.15.    Purpose of Loans...........................................43
         3.16.    Environmental Matters'.....................................43

         3.17.    Capitalization of Parent...................................44
         3.18.    Capitalization of Borrower.................................44
         3.19.    Capitalization of Subsidiaries.............................45
         3.20.    Labor Matters..............................................45
         3.21.    Insurance..................................................45
         3.22.    Security Documents.........................................45
         3.23.    Accuracy and Completeness of Information...................46
         3.24.    Leaseholds, Permits, etc...................................46
         3.25.    Solvency...................................................47
         3.26.    FCC Matters................................................47
         3.28.    Senior Debt................................................47
         3.29.    Year 2000..................................................48

ARTICLE IV        CONDITIONS PRECEDENT.......................................48
         4.1.     Conditions to Initial Loans................................48
         4.2.     Conditions to Each Loan....................................51

ARTICLE V         AFFIRMATIVE COVENANTS......................................52
         5.1.     Financial Statements.......................................52
         5.2.     Certificates; Other Information............................53
         5.3.     Payment of Obligations.....................................55
         5.4.     Maintenance of Existence...................................55
         5.5.     Maintenance of Property; Insurance.........................55
         5.6.     Inspection of Property; Books and Records; Discussions.....55
         5.7.     Notices....................................................56
         5.8.     Environmental Laws.........................................56
         5.9.     ERISA......................................................57
         5.10.    Assignments of Leases......................................58
         5.11.    Further Assurances.........................................58
         5.12.    Unrestricted Designation of Subsidiaries...................59
         5.13.    Post Closing...............................................59

ARTICLE VI        NEGATIVE COVENANTS.........................................59
         6.1.     Financial Condition Covenants..............................60
         6.2.     Limitation on Indebtedness.................................60
         6.3.     Limitation on Liens........................................61
         6.4.     Limitation on Guarantee Obligations........................62
         6.5.     Limitation on Fundamental Changes..........................62
         6.6.     Limitation on Sale of Assets...............................62
         6.7.     Limitation on Dividends....................................63
         6.8.     Limitation on Investments, Loans and Advances..............63
         6.9.     Limitation on Transactions with Affiliates.................64
         6.10.    Limitation on Sales and Leasebacks.........................64

         6.11.    Limitation on Changes in Fiscal Year.......................65
         6.12.    Limitation on Negative Pledge Clauses......................65
         6.13.    Limitation on Payments and Modifications of
                  Debt Instruments or Agreements.............................65
         6.14.    Limitation on Lines of Business............................65
         6.15.    Amendments to Material Agreements..........................65
         6.16.    Restrictions on License Subsidiaries.......................66

ARTICLE VII       EVENTS OF DEFAULT..........................................66
         7.1.     ...........................................................66

ARTICLE VIII      GUARANTEE..................................................69
         8.1.     Parent Guarantee...........................................70
         8.2.     Continuing Guarantee.......................................70
         8.3.     Reinstatement..............................................71

ARTICLE IX        THE AGENT..................................................72
         9.1.     Appointment................................................72
         9.2.     Delegation of Duties.......................................72
         9.3.     Exculpatory Provisions.....................................73
         9.4.     Reliance by Agent..........................................73
         9.5.     Notice of Default..........................................73
         9.6.     Non-Reliance on Agent and Other Lenders....................74
         9.7.     Indemnification............................................74
         9.8.     Agent in Its Individual Capacity...........................75
         9.9.     Successor Agent............................................75

ARTICLE X         MISCELLANEOUS..............................................75
         10.1.    Amendments and Waivers.....................................75
         10.2.    Notices....................................................76
         10.3.    No Waiver; Cumulative Remedies.............................77
         10.4.    Survival of Representations and Warranties.................77
         10.5.    Payment of Expenses and Taxes; Indemnification.............77
         10.6.    Successors and Assigns; Participations and Assignments.....78
         10.7.    Adjustments; Setoff........................................80
         10.8.    Confidentiality............................................81
         10.9.    Counterparts...............................................81
         10.10.   Severability...............................................82
         10.11.   Integration................................................82
         10.12.   Governing Law..............................................82
         10.13.   FCC Approvals..............................................82
         10.14.   Submission To Jurisdiction; Waivers........................83

         10.15.   Acknowledgments............................................83
         10.16.   Waivers of Jury Trial......................................84

                                    EXHIBITS


Exhibit A         --       Borrower Pledge Agreement
Exhibit B         --       Borrower Security Agreement
Exhibit C         --       Parent Pledge Agreement
Exhibit D         --       Parent Security Agreement
Exhibit E         --       Subsidiary Guarantees
Exhibit F         --       Subsidiary Pledge Agreements
Exhibit G         --       Subsidiary Security Agreements
Exhibit H         --       Form of Note
Exhibit I         --       Form of Notice of Borrowing
Exhibit J         --       Form of Notice of Continuation/Conversion
Exhibit K         --       Form of Closing Certificate
Exhibit L         --       Form of Compliance Certificate

                                                     SCHEDULES

Schedule I                 Lenders, Addresses and Commitments
Schedule 1.1(A)            Leases
Schedule 1.1(B)            Restricted Subsidiaries
Schedule 1.1(C)            Existing Seller Note
Schedule 3.1(a)            Financial Condition
Schedule 3.1(c)            Guarantee Obligations, Liabilities, Transfers and
                            Dispositions
Schedule 3.2               Material Adverse Event
Schedule 3.4               Consents, Authorizations and Filings
Schedule 3.6               Litigation
Schedule 3.8               Ownership of Property and Liens
Schedule 3.11              Tax Liens and Claims
Schedule 3.13              Employee Benefit Plans
Schedule 3.16              Environmental Matters
Schedule 3.17              Capitalization of Parent
Schedule 3.19              Subsidiaries
Schedule 3.20              Collective Bargaining Agreements
Schedule 3.23              UCC Filings
Schedule 3.25              FCC Matters
Schedule 3.26              FCC Licenses
Schedule 4.1(l)            Filings, Registrations and Recordings
Schedule 5.13              Post-Closing Matters

          CREDIT AGREEMENT, dated as of July 8, 1998 among Radio Unica Holdings Corp., a Delaware corporation (the "Parent"), Radio Unica Corp., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties to this Agreement (the "Lenders"), CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), as Issuer, and CIBC, as agent for the Lenders and the Issuer hereunder (in such capacity, the "Agent").


                               W I T N E S S E T H


          WHEREAS, the Parent owns all the issued and outstanding shares of Capital Stock of the Borrower;

          WHEREAS the Borrower (a) owns and operates radio stations in Miami and San Francisco which provide Spanish language programming and (b) provides such programming to radio stations owned by third parties that are operated by the Borrower through time brokerage agreements and to radio stations owned and operated by third parties under affiliation agreements;

          WHEREAS the Borrower is acquiring, subject to FCC approval, all the capital stock of Blaya Inc. which owns and operates a radio station in Houston, Texas;

          WHEREAS, the Borrower desires that the Lenders provide Loans (i) to refinance existing Indebtedness, (b) for Permitted Acquisitions (including escrow deposits for the acquisition of broadcast properties), (c) to refinance up to $6,795,000 of Indebtedness in favor of Warburg, (d) to pay fees and expenses in connection with the transactions contemplated by this Agreement, (e) to finance the working capital and capital expenditures requirements of the Borrower and its Restricted Subsidiaries and (f) for general corporate purposes;

          WHEREAS, the Lenders desire to provide such Loans and other financial accommodations on the terms and conditions set forth in this Agreement;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          1.1. Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

          "Affiliate" shall mean, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person shall mean the power, directly or indirectly, either (a) to vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

          "Agent" shall have the meaning ascribed thereto in the heading hereto and shall include such other Lender or financial institution as shall have subsequently been appointed as the successor agent pursuant to Section 9.9.

          "Agreement" shall mean this Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time.

          "Alternate Base Rate" shall mean, on any particular date, a rate of interest per annum equal to the higher of:

          (a) the rate of interest most recently announced by CIBC-Bank at its Domestic Lending Office as its prime rate (which rate is not necessarily intended to be the lowest rate of interest charged by CIBC-Bank in connection with extensions of credit); and

          (b) the Federal Funds Rate for such date plus 0.50%.

          "Alternate Base Rate Loans" shall mean Loans the rate of interest applicable to which is based upon the Alternate Base Rate.

          "Applicable Margin" for each Type of Loan, shall mean (a) 1.25% in the case of Alternate Base Rate Loans and (b) 2.50% in the case of Eurodollar Rate Loans; provided that (i) if the Offering Memorandum has not been distributed to Qualified Institutional Buyers (as such term is defined in Rule 144A) on or prior to the three-month anniversary of the Closing Date, the Applicable Margin shall be 2.00% in the case of Alternate Base Rate Loans and 3.25% in the case of Eurodollar Loans and (ii) if the Issuance Date does not occur on or prior to the six-month anniversary of the Closing Date, the Applicable Margin shall be 2.75% in the case of Alternate Base Rate Loans and 4.00% in the case of Eurodollar Rate Loans (it being understood that each such amount shall constitute the Applicable Margin until the Issuance Date at which time the Applicable Margin shall revert to the amount set forth in (a) and (b) above).

          "Assignee" shall have the meaning ascribed thereto in Section 10.6(c).

          "Assignment of Leases" shall mean assignment of the leases set forth on Schedule 1.1(A).

          "Available Commitment" shall mean, as to any Lender at any time, an amount equal to the excess, if any, of the amount of such Lender's Commitment over the sum of the aggregate principal amount of all Loans made by such Lender which are then outstanding and such Lender's pro rata portion of the sum of the Reimbursement Obligations and the aggregate Stated Amount of all outstanding Letters of Credit minus, until such time as the Existing Seller Note has been paid in full, such Lender's pro rata portion of $825,000.

          "Benefit Plan" shall mean a defined benefit plan as defined in Section 3(35) of ERISA (other than a Multiemployer Plan) in respect of which the Borrower or any Commonly Controlled Entity is an "employer" as defined in
Section 3(5) of ERISA.

          "BIA" shall mean BIA Consulting.

          "BIA Appraisal" shall mean the appraisals conducted by BIA and delivered to the Agent with respect to the going concern values of the radio stations owned by the Borrower located in Miami, Florida and San Francisco, California and the going concern value of the radio station to be acquired by the Borrower located in Houston, Texas and any future appraisal conducted by BIA and delivered to the Agent of radio stations owned and operated by the Borrower or any of its Restricted Subsidiaries.

          "Blaya" shall mean Blaya Inc., a Delaware corporation.

          "Borrower" shall have the meaning ascribed thereto in the heading hereto.

          "Borrower Pledge Agreement" shall mean the Pledge Agreement of the Borrower in favor of the Agent, for the benefit of the Lenders, substantially in the form of Exhibit A as the same may be amended, supplemented or otherwise modified from time to time.

          "Borrower Security Agreement" shall mean the Security Agreement between the Borrower and the Agent, for the benefit of the Lenders, substantially in the form of Exhibit B as the same may be amended, supplemented or otherwise modified from time to time.

          "Borrowing Date" shall mean any Business Day specified in a notice pursuant to Section 2.3 as a date on which the Borrower requests that (i) the Lenders make Loans hereunder or (ii) the Issuer issues a Letter of Credit hereunder.

          "Business" shall have the meaning ascribed thereto in Section 3.16(b).

          "Business Day" shall mean (a) a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close and (b) with respect to the date of

          (i) making or continuing any Loans as, or converting any Loans from or into, Eurodollar Loans,

          (ii) making any payment or prepayment or principal of or payment of interest on any portion of the principal amount of any Loans being maintained as Eurodollar Loans, or

          (iii) the Borrower giving any notice (or the number of Business Days to elapse prior to the effectiveness thereof) in connection with any matter referred to in the immediately preceding clause (b)(i) or
          (b)(ii),

any such day on which dealings in Dollars are also carried on in the interbank market in London, England.

          "Capital Stock" shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

          "Cash Equivalents" shall mean (a) securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality thereof having maturities of not more than twelve months from the date of acquisition, (b) securities issued or directly and fully guaranteed or insured by any state of the United States of America or any agency or instrumentality thereof having maturities of not more than twelve months from the date of acquisition and, at the time of acquisition, having the highest rating generally obtainable from either S&P or Moody's, (c) time deposits and certificates of deposit of any Lender or any domestic commercial bank having capital and surplus in excess of $500,000,000, in each case, having maturities of not more than twelve months from the date of acquisition, (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (a), (b) and (c) above entered into with any Lender or any domestic commercial bank meeting the qualifications specified in clause (c) above and (e) commercial paper rated at least A-1 or the equivalent thereof by S&P or P-1 or the equivalent thereof by Moody's.

          "Change of Control" shall mean the occurrence of any of the following:
(i) the adoption of a plan relating to the liquidation or dissolution of the Borrower, (ii) prior to the consummation of a Public Equity Offering, the Permitted Holders cease to be the beneficial owners (as defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of at least 50% of the total voting power (including with respect to the election of directors) of the common stock of the Borrower or Parent entitled to elect the board of directors of the Borrower or Parent, (iii) prior to the consummation of a Public Equity Offering, the Permitted Holders shall cease collectively to control at least a majority of the voting power of the board of directors of the Borrower or Parent, (iv) in connection with or after a Public Equity Offering, any Person (including a Person's Affiliates and associates), other than a Permitted Holder, becomes the beneficial owner of more than 20% of the total voting power of the common stock of the Borrower or Parent, and the Permitted Holders beneficially own, in the aggregate, less than 30% of the total voting power of the Borrower or Parent, as the case may be, (v) during any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors or whose nomination for election by the shareholders of the Borrower or Parent (together with any new directors whose election by such board of directors or whose nomination for election by the shareholders of the Borrower or Parent has been approved by 66 2/3% of the directors then still in office who either were directors at the beginning of such period or whose election or recommendation for election was previously so approved) cease to constitute a majority of the board of directors of the Borrower or Parent, (vi) the Parent shall fail to own directly at all times 100% of the Capital Stock of the Borrower and the Borrower shall fail to own, at all times, directly or indirectly, 100% of the Capital Stock of its Restricted Subsidiaries, in each case, free and clear of all Liens (other than Liens in favor of the Agent), or (vii) Warburg shall fail to own at all times, directly or indirectly at least 51% of the Fully Diluted Outstanding Capital Stock of the Parent.

          "CIBC-Bank" shall mean Canadian Imperial Bank of Commerce, a Canadian chartered bank, or one or more of its agencies, branches or affiliates in its or their respective capacity or capacities, as the case may be, as a Lender or Lenders hereunder.

          "Closing Date" shall mean the date on which the conditions precedent set forth in Section 4.1 shall be satisfied or waived.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          "Collateral" shall mean all assets of any of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

          "Commitment" shall mean, as to any Lender, the obligation of such Lender to make Loans to the Borrower in an aggregate principal amount at any one time outstanding not to exceed the amount set forth under the heading "Commitments" opposite such Lender's name on Schedule I, as such amount may be reduced from time to time pursuant to this Agreement. At the date of this Agreement, the aggregate amount of the Commitment shall be equal to $20,000,000; provided that until the Issuance Date the aggregate amount of the Commitment which the Borrower shall be permitted to borrow shall not exceed $18,500,000.

          "Commitment Percentage" shall mean, as to any Lender, at any time, the percentage which such Lender's Commitment then constitutes of the aggregate Commitments.

          "Commitment Period" shall mean the period from and including the date hereof to, but not including, the Termination Date or such earlier date on which the Commitments shall terminate as provided herein.

          "Commitment Transfer Supplement" shall have the meaning ascribed thereto in Section 10.6(c).

          "Commonly Controlled Entity" shall mean an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code.

          "Common Stock" of any Person shall mean all Capital Stock of such Person that is generally entitled to (i) vote in the election of directors of such Person or (ii) if such Person is not a corporation, vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management and policies of such Person.

          "Communications Act" shall mean the Communications Act of 1934, as amended.

          "Compliance Certificate" shall have the meaning ascribed thereto in
Section 5.2(c).

          "Contractual Obligation" shall mean as to the Parent, the Borrower or any Subsidiary, any provision of any security issued by the Parent, the Borrower or any Subsidiary or of any agreement, instrument or other undertaking to which the Parent, the Borrower or any Subsidiary is a party or by which it or any of its property is bound.

          "Contribution Agreement" shall mean the Contribution Agreement among the Restricted Subsidiaries dated the Closing Date, which agreement shall be acceptable to the Agent and the Lenders, as the same may be amended, modified or supplemented from time to time.

          "Default" shall mean any of the events specified in Section 7.1, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

          "Disqualified Capital Stock" shall mean any Capital Stock of a Person or a Subsidiary thereof which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the maturity date of the Permitted Senior Notes, for cash or securities constituting Indebtedness. Without limitation of the foregoing, Disqualified Capital Stock shall be deemed to include any Preferred Stock of a Person or a Subsidiary of such Person, with respect to either of which, under the terms of such Preferred Stock, by agreement or otherwise, such Person or Subsidiary is obligated to pay current dividends or distributions in cash during the period prior to the maturity date of the Permitted Senior Notes; provided that Preferred Stock of a Person or any Subsidiary thereof that is issued with the benefit of provisions requiring a change of control offer to be made for such Preferred Stock in the event of a change of control of such Person or Subsidiary which provisions have substantially the same effect as the provisions of the definition of "Change of Control," shall not be deemed to be Disqualified Capital Stock solely by virtue of such provisions.

          "Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

          "Domestic Lending Office" shall mean, initially, the office of each Lender designated as such in Schedule I (or designated pursuant to a Commitment Transfer Supplement), and thereafter, such other office of such Lender, if any, which shall be making or maintaining Alternate Base Rate Loans as may be designated from time to time by notice from such Lender to the Borrower and the Agent.

          "Environmental Laws" shall mean any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning public health, public and workplace safety or protection of the environment, as now or may at any time hereafter be in effect.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "Eurodollar Base Rate" shall mean with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period and appearing on Page 3750 of the Telerate screen at or about 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period or, if such rate does not appear on such page or otherwise on such service, such rate shall be determined by reference to such other publicly available service for displaying Eurodollar rates as may be agreed between the Agent and the Borrower or, in the absence of such agreement, the "Eurodollar Base Rate" shall be the rate of interest per annum equal to the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the rates per annum at which Dollar deposits in immediately available funds are offered by CIBC-Bank to prime international banks in the offshore dollar market at or about 11:00 a.m., New York time, two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of CIBC-Bank's Eurodollar Loan and for a period approximately equal to such Interest Period.

          "Eurodollar Loans" shall mean Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

          "Eurodollar Office" shall mean, initially, the office of each Lender designated as such in Schedule I (or designated pursuant to a Commitment Transfer Supplement), and thereafter, such other office of such Lender, if any, which shall be making or maintaining Eurodollar Loans as may be designated from time to time by notice from such Lender to the Borrower and the Agent.

          "Eurodollar Rate" shall mean with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                   Eurodollar Base Rate
          --------------------------------------
          1.00 - Eurodollar Reserve Requirements


          "Eurodollar Reserve Requirements" shall mean, for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves) under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto dealing with reserve requirements prescribed for the eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System.

          "Event of Default" shall mean any of the events specified in Section 7.1; provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          "Existing Seller Note" shall mean the Note dated April 30, 1998 of the Borrower in favor of Rene De La Rosa in the original principal amount of $6,000,000, as such Note is amended, in a manner satisfactory to the Agent, subordinating the Indebtedness that remains outstanding under such Note on the terms and conditions set forth on Schedule 1.1(C) and extending the maturity date to a date no earlier than October 31, 1999.

          "Expiry Date" as to any Letter of Credit, shall mean the earlier of
(i) the one year anniversary of the issuance of such Letter of Credit and (ii) the Termination Date.

          "FCC" shall mean the Federal Communications Commission or any successor to the functions and powers thereof.

          "FCC Licenses" shall mean with respect to any radio station owned or operated by the Borrower or any Restricted Subsidiary, all FCC licenses, permits and approvals necessary for the lawful construction of facilities for, and operation of, such radio station.

          "FCC Rules" shall have the meaning ascribed thereto in Section 3.22.

          "FDIC" shall mean the Federal Deposit Insurance Corporation or any successor thereto.

          "Federal Funds Rate" shall mean for any particular date, an interest rate per annum equal to the interest rate (rounded upward to the nearest 1/16th of 1%) offered in the interbank market to the Agent as the overnight Federal Funds Rate at or about 10:00 a.m., New York City time, on such day (or, if such day is not a Business Day, on the next preceding Business Day).

          "Financing Lease" shall mean any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

          "Fully Diluted Outstanding" shall mean with respect to the determination of the number of shares of Voting Securities outstanding on any date, the sum of (a) all shares of Voting Securities outstanding on such date and (b) all shares of Voting Securities that would be outstanding if all outstanding rights, warrants or options that may be exercised, exchanged or converted into Voting Securities were exercised, exchanged or converted on such date.

          "Funded Debt" shall mean, as of any date of determination, the sum of all Indebtedness of the Parent, the Borrower and its Restricted Subsidiaries other than (a) Indebtedness of the type described in clause (f) and clause (h) of the definition thereof and (b) solely for purposes of calculating the Leverage Ratio and the Loan-to-Value Ratio, the Permitted Senior Notes and the Warburg Subordinated Debt.

          "GAAP" shall mean generally accepted accounting principles in the United States of America consistent with those utilized in preparing the audited financial statements referred to in Section 3.1 except insofar as (a) the Parent and the Borrower shall have elected (which election shall continue to be effective for subsequent years) with the concurrence of their independent public accountant, to adopt more recently promulgated generally accepted accounting principles; and (b) the Required Lenders shall have consented to such election (it being understood that such consent may be conditioned upon negotiation of such changes to this Agreement, including Section 6.1, as the Required Lenders may in their sole discretion deem appropriate).

          "Governmental Authority" shall mean any national government (United States or foreign), any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guarantee Obligation" shall mean as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person to induce the creation of which the guaranteeing person has issued a reimbursement, counter-indemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, lease, dividend or other obligation (the "primary obligation") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth, liquidity or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (A) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (B) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

          "Guarantees" shall mean the collective reference to the Parent Guarantee and any Subsidiary Guarantee.

          "Guarantors" shall mean the collective reference to the Parent and each Restricted Subsidiary of the Borrower.

          "Hedging Agreements" shall mean (a) any interest rate protection agreement, interest rate future, interest rate option, interest rate swap, interest rate cap or other interest rate hedge or arrangement under which the Borrower is a party or a beneficiary and (b) any other agreement or arrangement designed to limit or eliminate the risk and/or exposure of the Borrower to fluctuations in currency exchange rates.

          "Indebtedness" of any Person at any date shall mean, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable within 90 days after the invoice thereof) (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Financing Leases, (d) all obligations of such Person in respect of outstanding letters of credit, acceptances and similar obligations issued or created for the account of such Person, (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, (f) liabilities arising under Hedging Agreements (other than interest rate caps) of such Person, (g) all Guarantee Obligations of such Person and (h) any asserted withdrawal liability of such Person or a Commonly Controlled Entity to a Plan.

          "Initial Lender" means any Lender listed on the signature pages hereto.

          "Insolvency" shall mean with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

          "Insolvent" shall mean pertaining to a condition of Insolvency.

          "Intellectual Property" shall have the meaning set ascribed thereto in
Section 3.9.

          "Interest Expense" shall mean, for any period, the sum of (a) all interest in respect of all Funded Debt of the Parent, the Borrower and its Restricted Subsidiaries accrued or capitalized during such period (whether or not actually paid during such period), plus (b) the net amounts payable (or minus the net amounts receivable) under Hedging Agreements accrued during such period, plus (c) all financing or commitment fees in respect of Indebtedness of the Parent, the Borrower and its Restricted Subsidiaries accrued or capitalized during such period (whether or not actually paid during such period) but shall exclude (i) any arrangement or financing fees paid on the Closing Date in respect of the Indebtedness created under this Agreement and (ii) any transaction or "up front" fees incurred in establishing or entering into any such Hedging Agreement, and (iii) any closing costs incurred in connection with the issuance of the Permitted Senior Notes, minus (d) all interest income earned during such period.

          "Interest Payment Date" shall mean (a) as to any Alternate Base Rate Loan, the last day of each March, June, September and December to occur while such Loan is outstanding, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, and (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day which is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period.

          "Interest Period" with respect to any Eurodollar Loan shall mean:

          (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

          (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

provided that, the foregoing provisions relating to Interest Periods are subject to the following:

          (i) if any Interest Period pertaining to a Eurodollar Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

          (ii) any Interest Period that would otherwise extend beyond the Termination Date shall end on the Termination Date or such date of final payment, as the case may be;

          (iii) any Interest Period pertaining to a Eurodollar Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

          (iv) the Borrower shall select Interest Periods so as not to require a payment or prepayment of any Eurodollar Loan during an Interest Period for such Loan.

          "Issuance Date" shall mean the date on which the Borrower issues Permitted Senior Notes in an aggregate principal amount of not greater than $159,000,000.

          "IRS" means the Internal Revenue Service or any successor agency thereto.

          "Issuer" shall mean CIBC or any other Lender which shall be the issuer of Letters of Credit hereunder.

          "L.A." shall mean Radio Unica of Los Angeles, a Delaware corporation.

          "Landlord's Consent" shall mean an agreement of a landlord, in form and substance satisfactory to the Agent.

          "Letter Agreement" shall mean the Commitment Letter dated June 22, 1998 between the Borrower and CIBC, as the same may be amended, modified or supplemented from time to time.

          "Letters of Credit" shall mean the collective reference to the irrevocable standby letters of credit opened by the Issuer for the account of the Borrower from time to time.

          "Leverage Ratio" shall mean, as of any date of determination, the ratio of (a) Funded Debt of the Loan Parties outstanding on such date to (b) Operating Cash Flow of the Loan Parties for the twelve months then most recently ended.

          "License" shall have the meaning ascribed thereto in Section 3.22.

          "License Subsidiary" shall mean each of the Restricted Subsidiaries listed on Schedule 1.1(B).

          "Lien" shall mean (a) any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction) or (b) the sale, assignment, pledge or transfer for security of any accounts, general intangibles or chattel paper of any Loan Party with or without recourse.

          "Loan" shall have the meaning ascribed thereto in Section 2.1.

          "Loan Documents" shall mean this Agreement and each other agreement, instrument or certificate executed and delivered to the Agent or any Lender pursuant hereto including, without limitation, the Notes, the Guarantees, the Security Documents and the Contribution Agreement.

          "Loan Parties" shall mean the Parent, the Borrower and each Restricted Subsidiary.

          "Loan-to-Value Ratio" shall mean, as of any date of determination, the ratio of (a) Funded Debt outstanding on such date to (b) Total Value.

          "Local Marketing and Sales Agreement" as to any Person, shall mean all agreements to which such Person is a party pursuant to which such Person has the right to direct the programming with respect to a radio station (and related FCC License) owned by another Person and/or pursuant to which such Person has the right to sell advertising in connection with such radio station (and related FCC License).

          "Material Adverse Effect" shall mean a material adverse effect on (a) the business, operations, property or, condition (financial or otherwise) of the Loan Parties, taken as a whole, or (b) the validity or enforceability of this Agreement, any of the Notes or any of the other Loan Documents, the Liens created hereunder or thereunder or the rights or remedies of the Agent or the Lenders hereunder or thereunder.

          "Material Agreement" shall mean each Local Marketing and Sales Agreement and each other agreement to which the Parent, the Borrower or any Restricted Subsidiary is a party to or have obligations under which either (a) require annual payments in excess of $1,000,000 or (b) require annual payments in excess of $500,000 and have a term greater than one year.

          "Materials of Environmental Concern" shall mean any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

          "Miami" shall mean Radio Unica of Miami, Inc., a Delaware corporation.

          "Moody's" shall mean Moody's Investors Service, Inc.

          "Multiemployer Plan" shall mean a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "Net Disposition Proceeds" shall mean the gross cash proceeds (including any cash received by way of deferred payment pursuant to, or monetization of, a note receivable or otherwise but only as and when received) received by the Parent, the Borrower or any Restricted Subsidiary from the sale, lease (other than a lease in the ordinary course of business), transfer or other disposition of any of its assets less the sum of (a) reasonable selling expenses paid to non-affiliated third parties and (b) income taxes reasonably estimated to be actually payable by the Parent, the Borrower and/or such Restricted Subsidiary with respect to any gain realized as a result of such sale, lease, transfer or other disposition and which taxes are payable by the Parent, the Borrower or such Restricted Subsidiary within two years of the date of such sale, lease, transfer or other disposition or within two years of any installment payment with respect thereto.

          "Net Income" for any period shall mean, net income (or deficit) of the Parent, the Borrower and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

          "Net Insurance Proceeds" means any amounts received by the Parent, the Borrower or any Restricted Subsidiary in connection with an insurance policy maintained by the Borrower and/or any Restricted Subsidiary in accordance with
Section 5.5 as a result of casualties and contingencies occurring with respect to property of the Borrower and/or any Restricted Subsidiary, net of (a) all reasonable, out-of-pocket expenses incurred in connection with the recovery of such proceeds and (b) contractually required repayments of Indebtedness to the extent secured by a Lien on such property.

          "Network" shall mean Radio Unica Network, Inc., a Delaware corporation.

          "Non-Excluded Taxes" shall have the meaning ascribed thereto in
Section 2.14.

          "Note" shall have the meaning ascribed thereto in Section 2.2.

          "Notice of Borrowing" shall have the meaning ascribed thereto in
Section 2.3.

          "Obligations" shall mean the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Loan Party, as applicable, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding and whether the Agent, for the benefit of the Lenders, is oversecured or undersecured with respect to such Loans) the Notes, the Reimbursement Obligations and all other obligations and liabilities of any Loan Party, as applicable, to the Agent and the Lenders or any of their respective Affiliates, including any obligations of the Borrower under any Hedging Agreement entered into with the Agent, any Lender or any of the respective Affiliates, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, the other Loan Documents or any Hedging Agreement with the Agent, any Lender or any of their respective Affiliates or any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Agent or to the Lenders that are required to be paid by any Loan Party, as applicable, pursuant to the terms of the Credit Agreement, any other Loan Document or any Hedging Agreement with the Agent, any Lender or any of their respective Affiliates) or otherwise.

          "Offering Memorandum" shall mean a private placement memorandum with respect to the Permitted Senior Notes which satisfies the information requirements under applicable federal and state securities laws and the rules thereunder (including without limitation Rule 144A).

          "Operating Cash Flow" shall mean, for any period of determination, an amount equal to the sum of (without duplication) (a) Net Income for such period, after deduction of (i) all items which should be classified as extraordinary, all determined in accordance with GAAP; (ii) all insurance proceeds received during such period to the extent, if any, included in Net Income and (iii) tax adjusted gains (or inclusion of tax adjusted losses) incurred in connection with the disposition of capital assets, plus (b) all amounts deducted in computing such Net Income in respect of (i) Interest Expense (after giving effect to all Hedging Agreements and payments and receipts thereunder), (ii) noncash amortization expense (including amortization of financing costs, noncurrent assets and non-cash charges), (iii) depreciation, (iv) income taxes and (v) all other non-cash expenses.

          "Parent Guarantee" shall have the meaning ascribed thereto in Section 8.1.

          "Parent Pledge Agreement" shall mean the Pledge Agreement of the Parent in favor of the Agent, for the benefit of the Lenders, substantially in the form of Exhibit C, as the same may be amended, modified or supplemented from time to time.

          "Parent Security Agreement" shall mean the Security Agreement between the Parent and the Agent, substantially in the form of Exhibit D, as the same may be amended, modified or supplemented from time to time.

          "Participant" shall have the meaning ascribed thereto in Section 10.6(b).

          "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor thereto.

          "Permitted Acquisitions" shall mean the acquisition by the Borrower or any Restricted Subsidiary of assets constituting a business unit or all the Capital Stock of any person that is engaged in the ownership and operation of radio stations; provided, that with respect to any such acquisition, the Borrower shall have complied with the following conditions:

          (a) Financial Condition. In the case of any such acquisition the aggregate consideration of which equals or exceeds $5,000,000, the Borrower shall have delivered to the Agent and the Lenders financial projections based upon assumptions reasonably acceptable to the Agent demonstrating that immediately prior to and after giving effect to the consummation of such acquisition and the incurrence of the Indebtedness hereunder, the Borrower will be in compliance with all covenants contained in this Agreement, until all the Obligations have been repaid in full.

          (b) Security Interests, UCC Searches and Filings. The Agent shall have received satisfactory evidence that the Agent (for the benefit of itself and the Lenders) has a valid and perfected first priority security interest in the Collateral (including any assets acquired pursuant to such acquisition), subject only to Liens permitted to exist under Section 6.3. The Borrower shall have delivered to or caused to be delivered to the Agent executed documents (including mortgages, financing statements under the UCC, pledge agreements with respect to Capital Stock (whether or not certificated) and other applicable documents under the laws of any jurisdiction with respect to the perfection of Liens) as the Agent may deem necessary to perfect its security interests in the Collateral. The Agent shall have received certified copies of UCC search reports listing all effective financing statements that name each seller under such transaction documents or (to the extent any assets to be acquired or leased are located in jurisdictions in which the Lenders have not theretofore filed UCC financing statements listing the Borrower as debtor) the Borrower, as debtor, together with copies of such financing statements (none of which shall cover the Collateral except to the extent evidencing Liens permitted to exist under Section 6.3 or Liens terminated on such closing date).

          (c) Documents of the Borrower and other Loan Parties. On or before the closing date for such acquisition, the Borrower shall deliver or cause to be delivered to the Agent the documents listed below, each, unless otherwise noted, dated such closing date, duly executed, in form and substance satisfactory to the Agent and in quantities designated by the
     Agent:

          (i) Officers' Certificate. A certificate executed by a Responsible Officer of the Borrower, stating that on such closing date, after giving effect to such acquisition, the Loans outstanding and any Loans to be advanced on such closing date and the consummation of the transactions contemplated by such transaction documents: (A) no Default or Event of Default has occurred and is continuing; (B) no Material Adverse Effect has occurred since the date of the then most recent audited financial statements of the Borrower delivered to the Agent pursuant to Section 5.1; (C) the representations and warranties set forth in Article 3 are true and correct in all material respects on and as of such date with the same effect as though made on and as of such date; and (D) the Borrower is in compliance with all the terms and provisions set forth in this Agreement on its part to be observed and performed. Each of the foregoing statements shall be true on such closing date before and after giving effect to such acquisition.

          (ii) Mortgages. If required by the Agent, mortgages, deeds of trust or assignment of lease (together with lessor's consents) in form and substance acceptable to the Agent covering the Borrower's interest in real property, if any, acquired by it pursuant to such acquisition together with: (x) evidence that counterparts of such mortgages or deeds of trust have been recorded in all places to the extent necessary or desirable, in the judgment of the Agent, to create a valid and enforceable first priority lien on each property covered thereby in favor of the Agent for the benefit of the Lenders (or in favor of such other trustee as may be required or desired under local law); (y) Lender's title insurance issued by such title insurer, on such form, in such amounts and with such exceptions and exclusions as may be approved by the Agent; and (z) an opinion of counsel in the state in which the property is located in form and substance and from counsel satisfactory to the Agent.

          (iii) UCC Financing Statements. All Uniform Commercial Code financing statements and other documents of record required to be filed or recorded in order to perfect the Liens of the Agent and the Lenders on the assets to be acquired by the Borrower pursuant to such acquisition.

          "Permitted Holders" mean (a) Warburg, Pincus Ventures, L.P. and any successor funds, (b) Joaquin F. Blaya, Herbert M. Levin and Steven E. Dawson and
(c) any spouse and any trust, holding company or similar entity established by and controlled by any of the individuals described in clause (b) for the principal benefit of any of them or their spouses, lineal descendants or other family members.

          "Permitted Seller Notes" shall mean indebtedness in an aggregate principal amount not to exceed $10,000,000 issued by the Borrower in favor of any seller of Capital Stock or assets in connection with a Permitted Acquisition; provided that such Notes (a) shall not be secured by any Lien, (b) shall bear interest at a rate acceptable to the Required Lenders, (c) shall not permit payments of principal prior to the 91st day after the Termination Date,
(d) shall contain subordination provisions acceptable to the Required Lenders, and (e) contain such other terms and conditions as are acceptable to the Agent and the Required Lenders.

          "Permitted Senior Notes" shall mean Indebtedness issued by the Borrower in an aggregate principal amount not to exceed $159,000,000; which Indebtedness (a) shall be unsecured, (b) shall not permit payment of cash interest prior to the fourth annual anniversary of the issuance thereof, (c) shall not permit any payment of principal or any sinking fund payments prior to the 91st day after the Termination Date and (d) shall contain such other terms and conditions as are set forth in the Offering Memorandum dated July 2, 1998 and otherwise reasonably acceptable to the Lenders.

          "Person" shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "Plan" shall mean at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Parent, the Borrower or any Subsidiary is, an "employer" as defined in Section 3(5) of ERISA, other than a Multiemployer Plan.

          "Pledge Agreements" shall mean the collective reference to the Borrower Pledge Agreement, Parent Pledge Agreement and any Subsidiary Pledge Agreement.

          "Pledged Stock" shall have the meaning ascribed thereto in each Pledge Agreement.

          "Preferred Stock" shall mean any Capital Stock of a Person, however designated, which entitles the holder thereof to a preference with respect to dividends, distributions or liquidation proceeds of such Person over the holders of other Capital Stock issued by such Person.

          "Properties" shall have the meaning ascribed thereto in Section
3.16(a).

          "Public Equity Offering" shall mean an initial public offering by the Borrower or the Parent of shares of its Qualified Capital Stock (however designated and whether voting or non-voting) and any and all rights, warrants or options to acquire such Qualified Capital Stock, provided that such an initial public offering includes shares of Common Stock of the Borrower or the Parent and with respect to an initial public offering by the Parent, the net proceeds of such Public Equity Offering are contributed to the Borrower as common equity. After an initial public offering by the Parent or the Borrower of Qualified Capital Stock (however designated and whether voting or non-voting) and any and all rights, warrants or options to acquire such Qualified Capital Stock and with respect to any offering by the Parent, the net proceeds of such Public Equity Offering are contributed to the Borrower as common equity.

          "QFL Note" shall have the meaning ascribed thereto in Section 2.14(c).

          "Qualified Capital Stock" shall mean any Capital Stock that is not Disqualified Capital Stock.

          "Qualified Foreign Lender" shall have the meaning ascribed thereto in
Section 2.14(c).

          "Register" shall have the meaning ascribed thereto in Section 10.6(d).

          "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

          "Reimbursement Obligations" shall mean the obligations of the Borrower to reimburse the Issuer and the Lenders for all amounts drawn under the Letters of Credit and all other amounts under Section 2.17.

          "Reorganization" shall mean with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

          "Replaced Note" shall have the meaning ascribed thereto in Section 2.14(c).

          "Replacement Assets" shall mean equipment, facilities, intellectual property and other assets that, in the ordinary course of business, are used and useful in operating or providing programming for radio stations.

          "Reportable Event" shall mean any of the events set forth in Section 4043(c) of ERISA other than those events for which the notice requirement has been waived under applicable regulations.

          "Required Lenders" shall mean (a) so long as there are two or fewer Lenders, Lenders whose Commitment Percentages aggregate 100% and (b) so long as there are more than two Lenders, Lenders whose Commitment Percentages aggregate at least 51%.

          "Requirement of Law" as to any Person shall mean the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Responsible Officer" shall mean, with respect to any Person, the chief executive officer or the chief financial officer of such Person.

          "Restricted Subsidiary" shall mean each Subsidiary other than those Subsidiaries designated as Unrestricted Subsidiaries in accordance with Section 5.12.

          "Rule 144A" shall mean Rule 144A promulgated under the Securities Act of 1933 or any successor rule.

          "S&P" shall mean Standard & Poor's Rating Group, a division of McGraw Hill, Inc.

          "San Antonio" shall mean Radio Unica of San Antonio, a Delaware corporation.

          "San Francisco" shall mean Radio Unica of San Francisco, Inc., a Delaware corporation.

          "Sales Corp." shall mean Radio Unica Sales Corp., a Florida corporation.

          "Security Agreements" shall mean the collective reference to the Borrower Security Agreement, Parent Security Agreement and any Subsidiary Security Agreement.

          "Security Documents" shall mean the collective reference to the Pledge Agreements, the Security Agreements and all other security documents hereafter delivered to the Agent granting a Lien on any asset or assets of any Loan Party to secure the obligations and liabilities of the Borrower under the Notes and/or under any of the other Loan Documents or to secure any guarantee by any Guarantor of any such obligations and liabilities.

          "Single Employer Plan" shall mean any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

          "Solvent" shall mean, as of any date, with respect to any Loan Party
(a) the property of such Loan Party, at fair valuation, will exceed its debts,
(b) the Loan Party will be able to pay its debts as such debts become absolute and matured, and (c) the Loan Party will have, as of such date, sufficient capital with which to conduct its business. For purposes of this definition, "debt" means "liability on a claim" and "claim" means (i) any right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (ii) any right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

          "Stated Amount" of a Letter of Credit shall mean the total amount available to be drawn under such Letter of Credit.

          "Stations" shall mean the collective reference to any radio station owned and operated by the Borrower or any Restricted Subsidiary, which on the date hereof shall be radio stations WNMA and WCMQ, licensed Miami, Florida, and radio station KIQI, licensed San Francisco, California.

          "Subsidiary" shall mean a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the occurrence of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise expressly stated herein all references to any Subsidiary are to direct or indirect subsidiaries of the Parent and the Borrower.

          "Subsidiary Guarantees" shall mean the collective reference to the Guarantees to be duly executed and delivered by certain of the Guarantors and by each future Restricted Subsidiary, substantially in the form of Exhibit E hereto, as amended, modified or supplemented from time to time.

          "Subsidiary Pledge Agreements" shall mean the collective reference to the Pledge Agreements to be duly executed and delivered by each of the Guarantors and by each future Restricted Subsidiary, substantially in the form of Exhibit F hereto, as amended, modified or supplemented from time to time

          "Subsidiary Security Agreements" shall mean the collective reference to the Security Agreements to be duly executed and delivered by each of the Guarantors and by each future Restricted Subsidiary, substantially in the form of Exhibit G hereto, as amended, modified or supplemented from time to time.

          "Termination Date" shall mean (a) if the Issuance Date occurs on or prior to the sixth month anniversary of the Closing Date, the earlier of (i) 91 days prior to the first scheduled cash interest payment date with respect to the Permitted Senior Notes and (ii) September 30, 2002 and (b) if the Issuance Date occurs after the six-month anniversary of the Closing Date or does not occur by the first annual anniversary of the Closing Date, the earlier of (i) the first annual anniversary of the Closing Date and (ii) September 30, 1999.

          "Total Value" shall mean the total value of the stations owned by the Loan Parties as set forth in the BIA Appraisals.

          "Tranche" shall mean the collective reference to Eurodollar Loans, the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

          "Transferee" shall have the meaning ascribed thereto in Section
10.6(f).

          "Type" shall mean as to any Loan, its nature as an Alternate Base Rate Loan or a Eurodollar Loan.

          "Unrestricted Subsidiary" shall mean any Subsidiary so designated in accordance with Section 5.12.

          "Voting Securities" shall mean any class of Capital Stock of the Parent, the Borrower or any Restricted Subsidiary, as applicable, pursuant to which the holders thereof have the general voting power under ordinary circumstances to vote for the election of directors (irrespective of whether or not at the time any other class will have or might have voting power by reason of the occurrence of any contingency).

          "Warburg" shall mean Warburg, Pincus Ventures, L.P., a Delaware limited partnership, and its successors (including any successor fund) and assigns, in each case so long as such successor or assign is controlled by E. M. Warburg, Pincus & Co., LLC.

          "Warburg Subordinated Debt" shall mean Indebtedness of the Parent in favor of Warburg which Indebtedness (a) shall not permit the holder thereof to exercise any rights or remedies against the Borrower (including, without limitation, for failure to pay such Indebtedness at the maturity date thereof) so long as any of the Obligations have not been indefeasibly repaid in full in cash, (b) shall not permit payment of interest (other than pay-in-kind interest), (c) shall mature not less than 6 months after the Termination Date and (d) shall have such other terms (including terms of subordination) as are acceptable to the Agent and the Lenders.

          "Year 2000 Problem" shall mean any significant risk that computer hardware or software used in the Parent's, the Borrower's or any Restricted Subsidiaries' businesses or operations will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

          1.2. Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have their respective defined meanings when used in the Notes or any certificate or other document made or delivered pursuant hereto.

          (b) As used herein, in the Notes and in any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Parent, the Borrower or any Restricted Subsidiary not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.


                                   ARTICLE II

                         AMOUNT AND TERMS OF COMMITMENTS

          2.1. Commitments. (a) Subject to the terms and conditions hereof, each Lender severally agrees to make loans (the "Loans") to the Borrower from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding not to exceed such Lender's Available Commitment. During the Commitment Period, the Borrower may use the Commitments by borrowing, prepaying the Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

          (b) Subject to the last sentence of Section 2.3, the Loans may from time to time be (i) Eurodollar Loans, (ii) Alternate Base Rate Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Agent in accordance with Section 2.3 and Section 2.6; provided that no Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Termination Date.

          2.2. Notes. The Loans made by each Lender shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit H, with appropriate insertions as to payee, date and principal amount (a "Note"), payable to the order of such Lender and in a principal amount equal to the lesser of (a) the amount of the initial Commitment of such Lender and (b) the aggregate unpaid principal amount of all Loans made by such Lender. Each Lender is hereby authorized to record the date, Type and amount of each Loan made by such Lender, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedule annexed to and constituting a part of its Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded absent manifest error. Each Note shall (i) be dated the Closing Date, (ii) be stated to mature on the Termination Date and (iii) provide for the payment of interest in accordance with Section 2.9.

          2.3. Procedure for Borrowing. The Borrower may borrow under the Commitments during the Commitment Period on any Business Day; provided that the Borrower shall give the Agent an irrevocable notice substantially in the form of
Exhibit I (a "Notice of Borrowing") (which notice must be received by the Agent prior to 10:00 a.m., New York City time, (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Loans are to be Eurodollar Loans initially, or (b) one Business Day prior to the requested Borrowing Date, otherwise), specifying (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, Alternate Base Rate Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of

Eurodollar Loans, the amounts of such Eurodollar Loans and the lengths of the initial Interest Periods therefor. Each borrowing under the Commitments shall be in an amount equal to (x) in the case of Alternate Base Rate Loans, $250,000 or a whole multiple of $100,000 in excess thereof (or, if the then Available Commitments are less than $500,000, such lesser amount) and (y) in the case of Eurodollar Loans, $500,000 or a whole multiple of $100,000 in excess thereof. Upon receipt of any such notice from the Borrower, the Agent shall promptly notify each Lender thereof. Each Lender will make the amount of its Commitment Percentage of each borrowing available to the Agent for the account of the Borrower at the office of the Agent specified in Section 10.2 prior to 11:00 a.m., New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Agent. Such borrowing will then be made available to the Borrower by the Agent in the manner specified by the Borrower in such Notice of Borrowing in the aggregate of the amounts made available to the Agent by the Lenders and in like funds as received by the Agent.

          2.4. Commitment Fee. The Borrower agrees to pay to the Agent for the account of each Lender who is providing Loans a commitment fee for the period from and including the first day of the Commitment Period to the Termination Date, computed at the rate of 0.50% per annum on the unused portion of the Commitment of such Lender, payable quarterly in arrears on the last day of each March, June, September and December and on the Termination Date or such earlier date as the Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof.

          2.5. Reductions and Prepayments. (a) Optional Prepayments. Subject to
Section 2.15, the Borrower may, at any time, prepay the Loans on any Business Day upon irrevocable written notice to the Agent, specifying the date and the amount of the prepayment and whether the prepayment is of Eurodollar Loans, Alternate Base Rate Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of any such notice, the Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to Section 2.15, accrued interest to such date on the amount prepaid and any outstanding fees and expenses then due and owing. Partial prepayments of the Loans shall be applied to the Loans but shall not reduce the Commitments unless the Borrower so specifies in its written notice to the Agent in which case the Commitment shall be reduced in the manner set forth in Section 2.5(b).

          (b) Optional Reductions. The Borrower may terminate the Commitments or from time to time reduce the amount of the Commitments , upon at least three Business Days' irrevocable written notice to the Agent specifying the date and amount of such reduction. Any reduction of the Commitments shall be in an amount equal to $1,000,000 or a whole multiple thereof and shall reduce permanently the Commitments then in effect; provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Loans made on the effective date thereof, the aggregate principal amount of the Loans then outstanding would exceed the Commitments then in effect. Any reduction of the Commitments shall be accompanied by payment in full of all accrued commitment fees on the amount so reduced to and including the date of such reduction and, to the extent any Loans are prepaid in connection with such reduction, shall be accompanied by payment in full of all accrued interest thereon, to and including the date of such prepayment, together with any additional amounts owing pursuant to Section
2.15 and any outstanding fees and expenses due and owing. The Agent agrees to promptly notify the Lenders of any notice of reduction or termination received by the Agent.

          (c) Mandatory Reduction. The Commitments shall be reduced to zero on the Termination Date.

          (d) Mandatory Prepayments (Net Insurance Proceeds). The Borrower shall deliver to the Agent any Net Insurance Proceeds in excess of $100,000 in the aggregate within three Business Days of the receipt thereof for application to the Loans (with a concomitant reduction in the Commitments); provided that the Borrower, by written notice to the Agent delivered within such three Business Day period (together with a certificate in reasonable detail setting forth the calculation of such Net Insurance Proceeds), may elect to defer applying such proceeds in such manner if and only if (i) concurrent with such notice such deferred proceeds are applied to repay the Loan (with a concomitant temporary reduction in the Commitments) and (ii) within 365 days after receipt by the Borrower (or if such Proceeds are delivered directly to the Agent, by the Agent), the Borrower, subject to Section 2.5 (a), (b) and (c), shall obtain Loans for the purpose of repairing or acquiring Replacement Assets (it being understood that (A) upon expiration of such 365 day period, any portion of such deferred proceeds that has not been utilized by the Borrower as a Loan to repair or acquire Replacement Assets shall be applied to the Loans (and the Commitments), and (B) subject to Section 2.5(a), (b) and (c), the Commitments, upon each disbursement of such deferred proceeds as a Loan for purposes of repairing or acquiring Replacement Assets, shall be restored by the amount of such disbursement.

          (e) Mandatory Prepayment (Overadvance). If, after giving effect to any reduction of the Commitments required under Section 2.5, (i) the sum of the outstanding aggregate principal amount of the Loans plus the outstanding amount of the Reimbursement Obligations plus the aggregate Stated Amounts of the outstanding Letters of Credit exceeds (ii) the aggregate amount of the Commitments (as so reduced), on the date of such reduction, the Borrower shall prepay an aggregate principal amount of the Loans, in an aggregate amount equal to such excess.

          (f) Accrued Interest and Fees. Each prepayment of the Loans pursuant to this Section 2.5 shall be accompanied by payment in full of all accrued interest thereon, to and including the date of such prepayment, together with any additional amounts owing pursuant to Section 2.15 and any outstanding fees and expenses due and owing.

          2.6. Conversion and Continuation Options. (a) The Borrower may elect from time to time to convert Eurodollar Loans to Alternate Base Rate Loans by giving the Agent prior irrevocable notice of such election substantially in the form of Exhibit J (a "Notice of Conversion") (which notice must be received by the Agent by at least 11:00 a.m., New York City time, three Business Days prior to such election); provided that any such conversion of Eurodollar Loans may be made only on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert Alternate Base Rate Loans to Eurodollar Loans by giving the Agent prior irrevocable notice of such election (which notice must be received by the Agent by at least 11:00 a.m., New York City time, three Business Days prior to such election). Any such notice of conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice, the Agent shall promptly notify each Lender thereof. All or any part of the outstanding Eurodollar Loans and Alternate Base Rate Loans may be converted as provided herein; provided that (i) no Loan may be converted into a Eurodollar Loan when any Default has occurred and is continuing and (ii) no Loan may be converted into a Eurodollar Loan after the date that is one month prior to the Commitment Termination Date.

          (b) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving notice to the Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in Section 1.1 of the length of the next Interest Period to be applicable to such Loans; provided that no Eurodollar Loan may be continued as such (i) when any Default has occurred and is continuing or (ii) after the date that is one month prior to the Termination Date and provided, further, that if the Borrower shall fail to give any required notice as described above in this paragraph, or if such continuation is not permitted pursuant to the preceding proviso, such Loans shall be automatically converted to Alternate Base Rate Loans on the last day of such then expiring Interest Period. The Agent agrees to notify the Lenders of any notice of continuation referred to herein received by the Agent.

          2.7. Maximum Amounts of Tranches. All borrowings, conversions and continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and shall be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Loans comprising each Tranche shall be equal to $500,000 or a whole multiple of $100,000 in excess thereof. There shall never be more than ten Tranches at any one time outstanding.

          2.8. Interest Rates and Payment Dates. (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for the first day of such Interest Period (subject to daily adjustments, if any, required by changes in the Eurodollar Reserve Requirements) plus the Applicable Margin.

          (b) Each Alternate Base Rate Loan shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin.

          (c) If an Event of Default has occurred and is continuing, the Loans shall bear interest at a rate per annum equal to the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2%, in each case, from the date of occurrence of such Event of Default until the date such Event of Default is cured or waived (after as well as before judgement). In addition, should any interest on such Loans or any commitment fee or other amount (other than principal) payable hereunder not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest (to the extent permitted by law in the case of interest on interest) at a rate per annum which is the rate described in Section 2.8(b) plus 2%, in each case, from the date of such non-payment until such amount is paid in full (after as well as before judgment).

          (d) Interest shall be payable in arrears on each Interest Payment Date; provided that interest accruing pursuant to Section 2.8(c) shall be payable from time to time on demand.

          (e) Notwithstanding the foregoing interest rate provisions, the interest that accrues on the Loans shall in no event exceed the maximum amount permitted by applicable law.

          2.9. Computation of Interest and Fees. (a) Commitment fees and Alternate Base Rate interest shall be calculated on the basis of a 365/366 day year and Eurodollar Rate interest shall be calculated on the basis of a 360-day year for the actual days elapsed. The Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate or the Eurodollar Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Agent shall, as soon as practicable, notify the Borrower and the Lenders of the effective date and the amount of each such change in interest rate.

          (b) Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Agent, at the request of the Borrower, shall deliver to the Borrower a statement showing the quotations used by the Agent in determining any interest rate pursuant to Section 2.8(a).

          2.10. Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

          (a) the Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

          (b) the Agent shall have received notice from the Required Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. If such notice is given, (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Alternate Base Rate Loans, (y) any Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as Alternate Base Rate Loans and (z) any outstanding Eurodollar Loans shall be converted, on the first day of such Interest Period, to Alternate Base Rate Loans. Until such notice has been withdrawn by the Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert Alternate Base Rate Loans to Eurodollar Loans.

          2.11. Pro Rata Treatment and Payments; Funding Reliance. (a) Each borrowing by the Borrower of Loans from the Lenders hereunder, each payment by the Borrower on account of any commitment fee hereunder and any reduction of the Commitments of the Lenders shall be made pro rata according to the respective Commitment Percentages of the Lenders. Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Loans shall (except as may be required as a result of Section 2.12) be made pro rata according to the respective outstanding principal amounts of the Commitment Percentages. All payments (including prepayments) to be made by the Borrower hereunder and under the Notes, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 noon, New York City time, on the due date thereof to the Agent, for the account of the Lenders, at the Agent's office specified in Section 10.2, in Dollars and in immediately available funds. The Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal and interest thereon, shall be payable at the then applicable rate during such extension. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day (and, with respect to payments of principal and interest thereon, shall be payable at the then applicable rate during such extension) unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

          (b) Unless the Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make available to the Agent the amount that would constitute its applicable Commitment Percentage of such borrowing, the Agent may assume that such Lender is making such amount available to the Agent, and the Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Rate for the period until such Lender makes such amount immediately available to the Agent. A certificate of the Agent submitted to any Lender with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error. If such Lender's applicable Commitment Percentage of such borrowing is not made available to the Agent by such Lender within three Business Days of such Borrowing Date, the Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Alternate Base Rate Loans hereunder, on demand, from the Borrower.

          2.12. Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert Alternate Base Rate Loans to Eurodollar Loans shall forthwith be canceled and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Alternate Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 2.15.

          2.13. Requirements of Law. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

          (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Note or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section 2.14, net income taxes, branch profits taxes and, to the extent such taxes are imposed in lieu of net income taxes, franchise taxes and taxes on doing business or taxes measured by or in respect of capital or net worth of such Lender);

          (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

          (iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify the Borrower, through the Agent, of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Agent, to the Borrower shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Obligations hereunder.

          (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof has or shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Agent) of a written request therefor, the Borrower, shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction. This covenant shall survive the termination of this Agreement and the payment of the Obligations hereunder.

          2.14. Taxes. (a) All payments made by the Borrower under this Agreement and the Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding branch profits taxes, net income taxes and, to the extent such taxes are imposed in lieu of net income taxes, franchise taxes and taxes on doing business or taxes measured by or in respect of capital or net worth imposed on the Agent or any Lender as a result of a present or former connection between the Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or the Notes). If the Borrower shall be required by law to deduct or withhold any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") from any amounts payable to the Agent or any Lender hereunder or under the Notes, (i) the Borrower shall make such deductions or witholdings and (ii) the amounts so payable to the Agent or such Lender shall be increased to the extent necessary to yield to the Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts such Agent or Lender would have received no such deductions or withholdings been made; provided that the Borrower shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States if such Lender fails to comply with the requirements of paragraph (b) of this Section. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter, the Borrower shall send to the Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Agent or any Lender as a result of any such failure. The covenants in this Section shall survive the termination of this Agreement and the payment of the Notes and payment of the Obligations hereunder.

          (b) Each Lender shall:

          (i) on or prior to the date of its execution and delivery of this Agreement, in the case of each Initial Lender, and on or prior to the date on which it becomes a party to this Agreement pursuant to Section 10.6(c) in the case of each other Lender, deliver to the Borrower and the Agent (A) in the case of a Lender that is not organized under the laws of the United States or any state thereof, (I) two original and duly completed IRS Forms 1001 or 4224, or successor applicable form, as the case may be, and a properly completed and duly executed IRS Form W-8 or IRS Form W-9, or any subsequent versions thereof or successor forms thereto, as appropriate) or,
     (II) if such Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and intends to claim exemption from U.S. Federal withholding tax under Section 871(h) or Section 881(c) of the Code with respect to payments of "portfolio interest", a properly completed and duly executed IRS Form W-8, or any subsequent versions thereof or successor form thereto together with a certification executed by such Lender representing that such Lender (1) is not a "bank" for purposes of Section 881(c) of the Code is not a 10 percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower; (3) is not a controlled foreign corporation receiving interest from a related person (within the meaning of Section 864(d)(4) of the Code) and (4) has received in replacement of any Note held by or assigned to it, a QFL Note (as defined below) in accordance with this Section 2.14, and (B) in the case of any other Lender, two original and duty completed IRS Forms W-9, or successor applicable form, as the case may be;

          (ii) deliver to the Borrower and the Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

          (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Borrower or the Agent;

unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Agent. Notwithstanding anything to the contrary contained in the immediately preceding sentence, each Lender on or prior to the date of its execution and delivery of this Agreement shall (x) deliver to the Borrower and Agent the requisite number of property completed and duly executed Forms 1001 or 4224 as described in
Section 2.14(b)(i)(A)(I) or the certification described in section 2.14(b)(i)(A)(II) and (y) certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a Participant pursuant to Section
10.6 shall, upon the effectiveness of the related transfer, be required to provide all the forms and statements required pursuant to this Section;

provided that, such Participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.

          (c) Any Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and satisfies the requirements of Section 2.14(b)(i)(A)(II), (a "Qualified Foreign Lender") shall upon receipt of the written request of the Agent or the Borrower and may, upon its own written request to the Agent, exchange any Note held by or assigned to it for a qualified foreign lender Note ( a "QFL Note"). A QFL Note shall be in the form of the Note, but shall contain the following legend,"This Note is a QFL Note, and as such, ownership of the obligation represented by such QFL Note may be transferred only in accordance with Section 2.14 of the Credit Agreement." Any QFL Note issued in replacement of any existing Note pursuant to this Section shall be (i) dated the Closing Date, (ii) issued in the name of the entity in whose name such existing Note was issued and (iii) issued in the same principal amount as such existing Note. Any Note replaced pursuant to this Section is sometimes referred to herein as a "Replaced Note".

          (d) The Borrower agrees that, upon the request of or delivery of a request to a Qualified Foreign Lender pursuant to paragraph (c) of this Section, it shall execute and deliver a QFL Note to the Agent in replacement of the Replaced Note surrendered in connection with such request conforming to the requirements of this paragraph. Each Qualified Foreign Lender shall surrender its Note in connection with any replacement pursuant to this Section 2.14. Upon receipt by the Agent, in connection with any replacement, of a QFL Note and the existing Note to be replaced by such QFL Note in accordance with this paragraph, the Agent shall forward the QFL Note to the Lender which has surrendered its Note for replacement by such QFL Note and shall forward the surrendered Note to the Borrower marked "canceled". Once issued, QFL Notes (i) shall be deemed to and shall be "Notes" for all purposes under the Loan Documents, (ii) may not be exchanged for Notes which are not QFL Notes, notwithstanding anything to the contrary in the Loan Documents and (iii) shall at all times thereafter be QFL Notes, including, without limitation, following any transfer or assignment thereof.

          (e) Notwithstanding anything to the contrary in the Loan Documents, the QFL Notes are registered obligations as to both principal and interest with the Borrower and transfer of the obligations underlying such QFL Note may be effected only by surrender of the QFL Note to the Borrower and either reissuance by the Borrower of such QFL Note to the transferee or issuance by the Borrower of a new QFL Note to the transferee. A QFL Note shall only evidence the Lender's or an assignee's right, title and interest in and to the related obligation, and in no event is a QFL Note to be considered a bearer instrument or obligation. This Section 2.14 shall be construed so that the obligations underlying the QFL Notes are at all times maintained in "registered form" within the meaning of Sections 871(h)(2) and 881(c)(3) of the Code.

          (f) Upon the occurrence of any event giving rise to the operation of
Section 2.13 or 2.14 with respect to any Lender which results in such Lender charging to the Borrower increased costs in excess of those being charged generally by the Lenders, the Borrower shall have the right, if no Event of Default then exists, to replace such Lender (the "Replaced Lender") with one or more other Assignees (the "Replacement Lender") reasonably acceptable to the Agent, provided that (i) at the time of any replacement pursuant to this Section 2.14, the Replacement Lender shall enter into one or more Commitment Transfer Supplement pursuant to Section 10.6 pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Loans of the Replaced Lender and, in connection therewith, shall pay to the Replaced Lender in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Replaced Lender, (B) an amount equal to all accrued, but theretofore unpaid, fees owing to the Replaced Lender under this Agreement and (C) an amount equal to all other outstanding Obligations owing to the Replaced Lender, and (ii) all obligations of the Borrower owing to the Replaced Lender (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Lender concurrently with such replacement. Upon the execution of the respective Commitment Transfer Supplement, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate instruments otherwise required by this Agreement executed by the Borrower, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions applicable to the Replaced Lender under this Agreement, which shall survive as to such Replaced Lender.

          2.15. Indemnity. The Parent and the Borrower agree to indemnify, jointly and severally, each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in payment when due of the principal amount of or interest on any Eurodollar Loan, (b) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same, (c) default by the Borrower in making any prepayment after the Borrower has given a notice thereof or (d) the making of a prepayment or conversion of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto including, without limitation, in each case, any such loss or expense arising from the redeployment of funds obtained by it or from fees payable to terminate the deposits from which such funds were obtained. This covenant shall survive the termination of this Agreement and the payment of the Obligations hereunder.

          2.16. Discretion of Lender as to Manner of Funding. Notwithstanding any other provisions of this Agreement, each Lender shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood that for the purposes of this Agreement all determinations hereunder shall be made assuming each Lender had actually funded and maintained each Eurodollar Loan through the purchase of deposits of Dollars in the eurocurrency interbank market having a maturity corresponding to each Loan's Interest Period and bearing an interest rate equal to the Eurodollar Rate for such Interest Period.

          2.17 Letter of Credit. (a) Subject to the terms and conditions hereof, and in reliance on the agreements set forth in clauses (c) and (e) hereof, from time to time, on any Business Day, the Issuer agrees to issue Letters of Credit for the account of the Borrower in such form as may be approved from time to time by the Issuer; provided that (i) the sum of the aggregate face amount of all Letters of Credit outstanding and the aggregate amount drawn under all Letters of Credit for which the Issuer has not been reimbursed at any time shall not exceed $3,000,000 and (ii) the sum of the Loans, the aggregate face amount of all Letters of Credit outstanding and the aggregate amount drawn under all Letters of Credit for which the Issuer has not been reimbursed shall not, at any time, exceed the Commitment minus, until such time as the Existing Seller Note has been paid in full, $825,000.

          (b) Each Letter of Credit (i) shall be opened pursuant to a written request from the Borrower on the Issuer's then current form of application for letter of credit which application shall be completed to the satisfaction of the Issuer and shall be delivered to the Issuer together with such other certificates, documents and other instruments and information as the Issuer may reasonably request, (ii) shall be denominated in U.S. dollars and (iii) shall expire on the Expiry Date. The Issuer shall not at any time be obligated to issue any Letter of Credit if such issuance would conflict with, or cause the Issuer or any Lender to exceed any limits imposed by an applicable Requirement of Laws.

          (c) The Issuer agrees to allot and does allot, to itself and each Lender and, to induce the Issuer to issue the Letter of Credit, each Lender severally and irrevocably agrees to take and does hereby take for its own account and risk an undivided participating interest in the Issuer's Obligations equal to a percentage obtained by dividing such Lender's Commitment at the time by the aggregate amount of all Commitments at such time.

          (d) The Borrower agrees (i) to reimburse the Issuer forthwith upon its demand for any payment made by the Issuer under a Letter of Credit and (ii) to pay interest on any unreimbursed portion of any such payment from the date of such payment until reimbursement in full thereof at a rate per annum equal to
(A) prior to the date which is one Business Day after the day on which reimbursement from the Borrower for such payment is due, the rate which would then be payable on any outstanding Alternate Base Rate Loans which are not overdue and (B) thereafter, the rate which would then be payable on any outstanding Alternate Base Rate Loans which are overdue. In addition to the foregoing, the Borrower shall reimburse the Issuer for any taxes, fees, charges or other costs or expenses incurred by the Issuer in connection with such payment. All payments hereunder shall be made to the Issuer at its address for notices specified herein in Dollars in immediately available funds.

          (e) (i) In the event that the Issuer makes a payment under a Letter of Credit and is not reimbursed in full therefor forthwith, upon demand of the Issuer referred to in Section 2.17(d), the Issuer shall promptly make demand for any such amount for which it has not received reimbursement upon each Lender. Each Lender unconditionally and irrevocably agrees that forthwith upon its receipt of any such demand for reimbursement, such Lender shall transfer to the Issuer, in immediately available funds, an amount equal to such Lender's pro rata share of the unreimbursed portion of such payment; provided that, if such demand is made prior to 12:00 noon, New York City time, on a Business Day, such Lender shall make such payment to the Issuer prior to the end of such Business Day and otherwise such Lender shall make such payment on the next succeeding Business Day. Whenever, at any time after the Issuer has made a payment under a Letter of Credit and has received from any Lender such Lender's pro rata share of the unreimbursed portion of such payment, the Issuer receives any reimbursement on account of such unreimbursed portion or any payment of interest on account thereof, the Issuer shall distribute to such Lender its pro rata share thereof; provided that in the event that the receipt by the Issuer of such reimbursement or such payment of interest (as the case may be) is required to be returned, such Lender will return to the Issuer any portion thereof previously distributed by the Issuer to such Lender.

          (ii) Upon the occurrence and during the continuation of any Event of Default under Section 7.1(g) or, with notice from the Agent, upon the occurrence of any other Event of Default that is continuing (x) an amount equal to the outstanding Letters of Credit shall, without demand upon or notice to the Borrower, be deemed to have been paid or disbursed by the Issuer upon such Letters of Credit (notwithstanding that such amount may not in fact have been paid or disbursed); and (y) without further notice in the case of an Event of Default under Section 7.1(g) or, in the case of any other Event of Default that has occurred and is continuing, upon notice by the Agent to the Borrower of its Obligations hereunder, the Borrower shall be immediately obligated to reimburse the Issuer for the amount deemed to have been paid or disbursed by the Issuer. Any amount so payable by the Borrower shall be deposited by the Borrower in cash with the Agent and held as collateral security for the Obligations in connection with any Letter of Credit issued by the Issuer. The Borrower hereby grants to the Agent, for the benefit of the Issuer and the Lenders, a security interest in such cash collateral to secure all Obligations of the Borrower under this Agreement and the other Loan Documents. Amounts held in such cash collateral account shall be applied by the Agent to the payments of drafts drawn under any Letter of Credit, and the unused portion thereof after all Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other Obligations. After all Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been fully satisfied and all other Obligations shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower. The Borrower shall execute and deliver to the Agent, for the account of the Issuer, such further documents and instruments as the Agent may request to evidence the creation and perfection of the security interest in such cash collateral account.

          (f) The Borrower shall pay to the Agent for the pro rata account of the Issuer and the Lenders in respect of each Letter of Credit a fee in an amount equal to the Applicable Margin then in effect for Eurodollar Loans (calculated on the basis of the actual number of days elapsed over a 360-day year) multiplied by the Stated Amount of the Letter of Credit, such fee to be payable (i) on the date of issuance of such Letter of Credit (for the period from the date of issuance to the earlier of the Expiry Date of such Letter of Credit and the immediately succeeding Interest Payment Date), (ii) thereafter, quarterly in arrears on each Interest Payment Date for each quarter prior to such Expiry Date.

          (g) The Borrower agrees to pay to the Issuer, for its own account, for services rendered by the Issuer, a fee equal to 0.25% on the Stated Amount each Letter of Credit, payable on the date such Letter of Credit is issued. The Borrower shall also pay or reimburse the Issuer for such normal and customary costs and expenses as are incurred or charged by the Issuer on issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

          (h) The Reimbursement Obligations of the Borrower with respect to the Letter of Credit related thereto shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, the following: (i) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against any beneficiary, or any transferee, of such Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Agent, the Issuer, any Lender or any other Person, whether in connection with this Agreement or the transactions contemplated herein, or any unrelated transaction; (ii) any statement or any other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;
(iii) payment by the Issuer under such Letter of Credit against presentation of a draft or certificate which does not comply with the terms of such Letter of Credit or any other circumstances or happening whatsoever, whether or not similar to any of the foregoing (provided, as to each of the foregoing, that such payment by the Issuer or such circumstance or happening does not constitute gross negligence or willful misconduct of the Issuer).

          (i) To the extent that any provisions of any application for the opening of a Letter of Credit is inconsistent with the provisions of this
Section 2.17, the provisions in this Section shall apply.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

          To induce the Agent and the Lenders to enter into this Agreement and to make the Loans, the Parent and the Borrower hereby represent and warrant to the Agent and each Lender:

          3.1. Financial Condition. (a) Except as set forth in Schedule 3.1(a), the consolidated balance sheets, of the Borrower and the Subsidiaries as of December 31, 1997 and the related statements of income, shareholders' equity and cash flows for the fiscal year ended on such date, reported on by Ernst & Young, copies of which have heretofore been furnished to each Lender, are complete and correct in all material respects and present fairly the financial condition of the Borrower and its Subsidiaries as at such date, and the results of their operations and their shareholders' equity and cash flows for each of the fiscal years then ended. The unaudited consolidated balance sheet of the Parent, the Borrower and the Subsidiaries as at April 30, 1998 and the related unaudited statements of income, shareholders equity and cash flows for the 5- month period ended on such date, certified by a Responsible Officer of each company, copies of which have heretofore been furnished to each Lender, are complete and correct in all material respects and present fairly the financial condition of the Parent, the Borrower and the Subsidiaries as at such date, and the results of their operations and shareholders' equity and cash flows for the 5-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto relating to the audited financials, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein).

          (b) The pro forma balance sheet of the Borrower (the "Pro Forma Balance Sheet") is the balance sheet of the Borrower as at the Closing Date adjusted to give effect to the Loans expected to be made by the Lenders on the Closing Date. The Pro Forma Balance Sheet, together with the notes thereto, presents fairly on a pro forma basis the financial position of the Borrower as at the Closing Date assuming that the events and the assumptions specified in the preceding sentence had actually occurred on such date.

          (c) Except as set forth in Schedule 3.1(c), each of the Parent, the Borrower and any Subsidiary does not have, at the date of the Pro Forma Balance Sheet referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto. Except as set forth in Schedule 3.1(c), during the period from December 31, 1997 to and including the date hereof there has been no sale, transfer or other disposition by the Parent, the Borrower or any such Subsidiary of any material part of its business or property and no purchase or other acquisition of any business or property (including any Capital Stock of any other Person) material in relation to the financial condition of the Parent, the Borrower or any such Subsidiary at December 31, 1997.

          (d) All balance sheets, all statements of income and shareholders' equity and of cash flows and all other financial information which shall hereafter be furnished by or on behalf of the Parent, the Borrower, or any Subsidiary to the Agent or any Lender for the purposes of, or in connection with, this Agreement or any transaction contemplated hereby have been or will be prepared in accordance with GAAP consistently applied throughout the periods involved (except as disclosed therein) and do or will present fairly (subject to normal year-end adjustment in the case of financial statements for any fiscal quarter) the financial condition of the Parent, the Borrower or any Subsidiary, as the case may be, as at the dates thereof and the results of their operations and their shareholders equity and cash flows for the periods then ended.

          (e) The operating forecast and cash flow projections of the Parent, the Borrower and the Subsidiaries calculated for the fiscal year ending December 31, 1998 and the business forecast of the Parent, the Borrower, and the Subsidiaries for the period from January 1, 1998 through the Termination Date, each prepared by or under the direct supervision of a Responsible Officer of each company, have each been prepared in good faith and utilizing reasonable assumptions. None of the Parent, the Borrower or any of its Subsidiaries has any reason to believe such operating forecast and projections are materially incorrect or misleading in any material respect.

          3.2. No Change. Except as set forth in Schedule 3.2, since December 31, 1997, there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.

          3.3. Corporate Existence; Compliance with Law. Each of the Loan Parties (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law (other than any Requirements of Law relating to environmental matters which are the subject of and addressed by the representations and warranties set forth in Section 3.16) except to the extent that the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

          3.4. Corporate Power; Authorization; Enforceable Obligations. Each of the Loan Parties has the corporate power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and to authorize the execution, delivery and performance of the Loan Documents to which it is a party. The Borrower has appropriate power and authority to borrow hereunder and has taken all necessary corporate action to authorize the borrowings on the terms and conditions set forth in this Agreement and in the Notes. Except as set forth in Schedule 3.4, no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents to which any Loan Party is a party other than any of the foregoing that, if not obtained, could not reasonably be expected to have a Material Adverse Effect. On the Closing Date, each Lender and the Agent shall have received complete and current copies of all consents, authorizations and filings listed on Schedule 3.4. This Agreement has been, and each other Loan Document to which it is a party will be, duly executed and delivered on behalf of the Loan Parties. This Agreement constitutes, and each other Loan Document to which any Loan Party is a party when executed and delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against the Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          3.5. No Legal Bar. The execution, delivery and performance of the Loan Documents to which any Loan Party is a party, the borrowings by the Borrower hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of the Borrower or any other Loan Party, will not accelerate or result in the acceleration of any payment obligations of the Borrower or any other Loan Party, and will not result in, or require, the creation or imposition of any Lien on any of the respective properties or revenues of the Borrower or any other Loan Party, pursuant to any such Requirement of Law or Contractual Obligation other than as contemplated by the Security Documents.

          3.6. No Material Litigation. Except as set forth in Schedule 3.6, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Loan Parties threatened by or against the Loan Parties or against any of the respective properties or revenues of the Loan Parties (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a Material Adverse Effect.

          3.7. No Default. None of the Loan Parties is in default under, or with respect to, any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

          3.8. Ownership of Property; Liens. Except as set forth in Schedule 3.8, each of the Loan Parties has good record and marketable title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property. None of such property is subject to any Lien except as permitted by Section 6.3, except for minor defects in title that do not interfere with the ability of such Loan Party to conduct its business as currently contemplated to be conducted in the projections delivered to the Agent.

          3.9. Intellectual Property. Each of the Loan Parties owns, or is licensed to use, all trademarks, tradenames, copyrights, technology, know-how, processes, logos and insignia necessary for the conduct of their respective businesses as currently conducted except for those which the failure to own or license could not reasonably be expected to have a Material Adverse Effect (the "Intellectual Property"). No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does any Loan Party know of any valid basis for any such claim. The use of such Intellectual Property by the Loan Parties does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          3.10. No Burdensome Restrictions. No Requirement of Law or Contractual Obligation of any Loan Party could reasonably be expected to have a Material Adverse Effect.

          3.11. Taxes. Each of the Loan Parties has filed or caused to be filed all tax returns which, to their knowledge are required to be filed and have paid all taxes shown to be due and payable on said returns or on any assessments made against or any of their property and all other taxes, fees or other charges imposed on them or any of their property as the case may be, by any Governmental Authority (other than any tax, fee or other charge the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of such Loan Party); and no tax Lien has been filed, and, to the knowledge of the Borrower or Parent, except as set forth in Schedule 3.11, no claim is being asserted, with respect to any such tax, fee or other charge.

          3.12. Federal Regulations. No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulations T, U or X of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect or for any purpose which violates the provisions of the Regulations of such Board of Governors. If requested by any Lender or the Agent, the Borrower will furnish to the Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-1 or FR Form U-1 referred to in said Regulation G or U as the case may be.

          3.13. ERISA. (a) None of the Loan Parties maintains or contributes to any Plan other than those listed on Schedule 3.13. Except as disclosed in
Schedule 3.13, none of the

Loan Parties maintains, contributes to or has any material obligation with respect to, any welfare plan (as defined in Section(3)(1) of ERISA) which provides benefits to employees after termination of employment other than as required by Part 6 of Title I of ERISA or similar state laws regarding continuation of benefits. Except as disclosed on Schedule 3.13, each Plan has complied and is in compliance in all material respects with the applicable provisions of ERISA and the Code. None of the Loan Parties have breached any of the responsibilities, obligations or duties imposed on it by ERISA, the Code, or regulations promulgated thereunder with respect to any Plan, which breach could reasonably be expected to have a Material Adverse Effect. None of the Loan Parties nor any fiduciary of any Plan who is an officer or an employee of any such Loan Party has engaged in a nonexempt prohibited transaction described in
Section 406 of ERISA or 4975 of the Code with respect to a Plan which could have a Material Adverse Effect. With respect to any employee benefit plan (as defined in Section 3(3) of ERISA) currently or formerly maintained or contributed to by any Commonly Controlled Entity, no liability exists and no event has occurred which could subject any Loan Party to any liability. Except as disclosed on
Schedule 3.13, none of the Loan Parties have maintained, contributed to, or had an obligation to contribute to any Multiemployer Plan or any Single Employer Plan, at any time during the six years prior to the date on which this representation is made or deemed made.

          (b) Except as disclosed on Schedule 3.13, none of the Loan Parties has any material obligation to make any payment to any employee pursuant to any existing employment contract or arrangement. The Parent and the Borrower have given or caused to be given to the Agent copies of all the following: each Single Employer Plan and related trust agreement (including all amendments to such Plan and trust) in existence or committed to as of the Closing Date and the most recent summary plan description, actuarial report, determination letter issued by the IRS and Form 5500 (including all schedules thereto) filed in respect of each existing Single Employer Plan; a listing of all the Multiemployer Plans with the aggregate amount of the most recent annual contributions required to be made by the Parent, the Borrower or any Subsidiary to each such Multiemployer Plan, the most recent information which has been provided to the Parent, the Borrower or any Subsidiary regarding withdrawal liability under any Multiemployer Plan and the collective bargaining agreement pursuant to which such contribution is required to be made. Except as disclosed in Schedule 3.13, neither the Parent, the Borrower nor any Subsidiary has any liability, direct or indirect, contingent or otherwise, under Section 4201 or 4204 or 4212(c) of ERISA. Neither the Parent, the Borrower, or any Subsidiary has any outstanding liability in respect of (i) a failure to make a required contribution or payment to a Multiemployer Plan or (ii) a complete or partial withdrawal under Section 4203 or 4205 of ERISA from such a plan.

          3.14. Holding Company; Investment Company Act; Other Regulations. None of the Loan Parties is a "holding company", a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. None of the Loan Parties is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. None of the Loan Parties is subject to regulation under any Federal or state statute, regulation, decree or order which limits its ability to incur this Indebtedness or conditions such ability upon any act, approval or consent of any Governmental Authority.

          3.15. Purpose of Loans. The proceeds of the Loans shall be used (a) for Permitted Acquisitions (including escrow deposits for the acquisition of broadcast properties); (b) to refinance all or a portion of the Existing Seller Note; (c) to refinance up to $6,795,000 of Indebtedness of the Borrower in favor of Warburg; (d) to pay fees and expenses in connection with the transactions contemplated by this Agreement, (e) to finance the working capital and capital expenditure requirements of the Borrower and its Restricted Subsidiaries and (f) for general corporate purposes.

          3.16. Environmental Matters. Except as set forth on Schedule 3.16:

          (a) The facilities and properties owned, leased or operated by the Loan Parties (the "Properties") do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations which (i) constitute or constituted a violation of, or (ii) could reasonably be expected to give rise to liability under, any Environmental Law, which violations or liabilities could reasonably be expected to result in a Material Adverse Effect or have a material adverse impact on the value of any of the Properties.

          (b) The Properties and all operations at the Properties are in compliance in all material respects with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by any Loan Party (the "Business") which could materially interfere with the continued operation of any of the Properties or have a material adverse impact on the value of any of the Properties.

          (c) None of the Loan Parties have received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business, nor does any Loan Party have knowledge or reason to believe that any such notice will be received or is being threatened.

          (d) Materials of Environmental Concern have not been transported or disposed of from any of the Properties in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability under, any Environmental Law, which violations or liabilities could reasonably be expected to result in a Material Adverse Effects; nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Law, which violations or liabilities could reasonably be expected to result in a Material Adverse Effect or have a material adverse impact on the value of any of the Properties.

          (e) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of any Loan Party, threatened, under any Environmental Law to which any of the Loan Parties is or will be named as a party with respect to any of the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to any of the Properties or the Business.

          (f) There has been no release or threat of release of Materials of Environmental Concern at or from any of the Properties, or arising from or related to the operations of any Loan Party in connection with any of the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could reasonably give rise to liability under Environmental Laws, which release or threatened release could reasonably be expected to result in a Material Adverse Effect or have a material adverse impact on the value of any of the Properties.

          3.17. Capitalization of Parent. As of the Closing Date, (a) the authorized Capital Stock of the Parent consists of 450,000 shares of Series A Preferred Stock and 100,000 shares of common stock, each .01 par value per share, (b) all the issued and outstanding shares of the Parent are owned beneficially and of record by the Persons listed on Schedule 3.17 in the respective amounts set forth therein in each case free and clear of liens, options, warrants, calls or rights of others, (c) except as set forth in
Schedule 3.17, there are no outstanding subscriptions, options, warrants, calls, puts, rights (including preemptive rights) or any other agreements or commitments of any nature with respect to such Capital Stock of the Parent and
(d) no Person has or will have any preemptive rights to subscribe for any additional Capital Stock of the Parent.

          3.18. Capitalization of Borrower. The authorized Capital Stock of the Borrower consists of 1000 shares of common stock, $.01 par value per share, of which 100 are issued and outstanding. All the issued and outstanding shares of Capital Stock of the Borrower are owned beneficially and of record by the Parent free and clear of Liens, options or rights of others except as provided in the Parent Pledge Agreement. There are no outstanding subscriptions, options, warrants, calls, puts, rights (including preemptive rights) or any other agreements or commitments of any nature with respect to such Capital Stock of the Borrower.

No Person has or will have any preemptive rights to subscribe for any additional Capital Stock of the Borrower.

          3.19. Capitalization of Subsidiaries. Except as set forth on Schedule 3.19, the Parent is not a Subsidiary of any Person. The Borrower is the sole Subsidiary of the Parent. The Borrower's only direct or indirect Subsidiaries are listed on Schedule 3.19. All the issued and outstanding Capital Stock of each Subsidiary of the Borrower is owned beneficially by the Borrower and of record by the Borrower, in each case, free and clear of liens, options or rights of others except as provided in the Pledge Agreement. There are no outstanding subscriptions, options, warrants, calls, put rights (including preemptive rights) or any other agreements of commitments or any nature with resect to the Capital Stock of any Subsidiary. No Person has or will have any preemptive rights to subscribe for any additional Capital Stock of any Subsidiary.

          3.20. Labor Matters. Except as set forth in Schedule 3.20, none of the Loan Parties is a party to any collective bargaining agreements. There are no strikes, lockouts or other labor disputes pending or, to the knowledge of the Loan Parties, threatened against any of them which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The hours worked and payments made to employees of the Loan Parties have not been in violation of the Fair Labor Standards Act of 1938, as amended, or any other applicable Requirement of Law, except to the extent such violations could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. All material payments due from the Loan Parties on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of such Loan Party.

          3.21. Insurance. All policies of insurance of any kind or nature maintained by or issued to any Loan Party, including, without limitation, policies of life, fire, theft, product liability, public liability, property damage, other casualty, employee fidelity, worker's compensation, employee health and welfare, title, property and liability insurance, are in full force and effect in all material respects and are of a nature and provide such coverage as is sufficient and as is customarily carried by companies of similar size and character.

          3.22. Security Documents. (a) Each Security Agreement is effective to create in favor of the Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in all right, title and interest of the Loan Party which is party thereto in the Collateral described therein except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). When financing statements have been filed in the offices in the jurisdictions listed in
Schedule 3.23, each such Security Agreement shall constitute a fully perfected first Lien on, and security interest in, all right, title and interest of such Loan Party in the collateral described therein as to which a security interest may be perfected by filing a financing statement.

          (b) Except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), each Pledge Agreement is effective to create in favor of the Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Pledged Stock described therein and the proceeds thereof and, when stock certificates representing such Pledged Stock have been delivered to the Agent, such Pledge Agreement shall constitute a fully perfected first Lien on, and security interest in, all right, title and interest of the Loan Party thereto in the pledged securities and the proceeds thereof described therein subject to continuous possession of the pledged securities by the Agent.

          3.23. Accuracy and Completeness of Information. All information, reports and other papers and data (other than projections) with respect to the Parent, the Borrower or any Subsidiary furnished to the Lenders by or on behalf of the Parent, the Borrower or any Subsidiary, or on their behalf, were, at the time furnished, complete and correct in all material respects, or have been subsequently supplemented by other information, reports or other papers or data, to the extent necessary to give the Lenders a true and accurate knowledge of the subject matter in all material respects. All projections with respect to the Parent, the Borrower or any Subsidiary, furnished to the Lenders by or on behalf of the Parent, the Borrower or any Subsidiary were prepared and presented in good faith by Parent, the Borrower or any Subsidiary based upon facts and assumptions that the Parent, the Borrower or any Subsidiary, as the case may be, believed to be reasonable in light of current and foreseeable conditions, it being recognized by the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. No document furnished or statement made in writing to the Lenders by or on behalf of Parent, the Borrower or any Subsidiary in connection with the negotiation, preparation or execution of this Agreement contains any untrue statement of a material fact to the best of the Borrower's knowledge, or omits to state any such material fact necessary in order to make the statements contained therein not misleading, in either case, which has not been corrected, supplemented or remedied by subsequent documents furnished or statements made in writing to the Lenders. There is no fact known to the Parent, the Borrower or any Subsidiary which has, or could reasonably be expected to have, a Material Adverse Effect.

          3.24. Leaseholds, Permits, etc.. Each of the Loan Parties possesses or has the right to use, all leaseholds, easements, franchises and permits and all authorizations and other rights which are material to and necessary for the conduct of their businesses. Except for such noncompliance with the foregoing which could not reasonably be expected to have a Material Adverse Effect, all the foregoing are in full force and effect, and each of the Loan Parties is in substantial compliance with the foregoing without any known conflict with the valid rights of others. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such leasehold, easement, franchise, license or other right, which termination or revocation, considered as a whole, could reasonably be expected to have a Material Adverse Effect.

          3.25. Solvency. On the Closing Date, each of the Loan Parties is Solvent. Neither the Borrower nor any other Loan Party has incurred any obligations or liabilities (contingent or otherwise) under this Agreement or any other Loan Document, nor has the Borrower or any other Loan Party made any conveyance pursuant to or in connection therewith, with actual intent to hinder, delay or defraud either present or future creditors of the Borrower or any of its Subsidiaries.

          3.26. FCC Matters. Each Loan Party has duly and timely filed all material filings which are required to be filed by it under the Communications Act, and is in all material respects in substantial compliance with the Communications Act, including, without limitation, Section 310 thereof, and the rules and regulations of the FCC relating thereto (the "FCC Rules") except as set forth on Schedule 3.25. Each Loan Party is qualified to control, and the Borrower is qualified to be, a broadcast licensee under the Communications Act and the FCC Rules. Schedule 3.26 lists all the FCC Licenses and all other material permits, authorizations and licenses of any Governmental Authorities granted or assigned to the Loan Parties in connection with the operation of the radio stations owned by the Loan Parties (collectively, the "Licenses"), and such Licenses are the only material authorizations, licenses and permits necessary for the conduct of the businesses of the Loan Parties as of the date hereof. All such Licenses are issued in the name of, or have been validly assigned to, a License Subsidiary and are validly issued and in full force and effect, and the Loan Parties have fulfilled and performed all their obligations with respect thereto and have full power and authority to operate thereunder, and all applications with respect to FCC consents to the assignment of the Licenses or the transfer of control of the radio stations which are owned by the Borrower on the date hereof to the License Subsidiaries have been filed with the FCC.

          3.27. License Subsidiaries. All Licenses relating to the Stations other than Stations located in Houston and Los Angeles are held by a License Subsidiary. No License Subsidiary (a) owns or holds any assets (including the ownership of stock or any other interest in any Person) other than the Licenses relating to the Stations, (b) is engaged in any business other than the holding, acquisition and maintenance of the Licenses, (c) has any investments in any other Person other than the Borrower, (d) owes any Indebtedness (other than the Guarantee Obligation to the Lenders in connection with this Agreement) to any Person other than the Borrower, or (e) is an Unrestricted Subsidiary.

          3.28. Senior Debt. All the Obligations whether now in effect or hereafter created or incurred constitute "Senior Debt" under the Permitted Seller Notes and the Warburg Subordinated Debt and are entitled to the benefits of the subordination provisions contained therein.

          3.29. Year 2000. The Parent and the Borrower (a) have reviewed their operations and those of the Subsidiaries with a view to assessing whether each of their or the Subsidiaries' respective businesses will, in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data be vulnerable to a Year 2000 Problem; (b) have taken into account the costs to be incurred by the Parent, the Borrower and the Subsidiaries to address any Year 2000 Problem in the preparation of all projections provided to the Lenders with respect to the Parent, the Borrower and any Subsidiary; and (c) provided the Agent assurance of the Parent's, the Borrower's and any Subsidiary's year 2000 capability.


                                   ARTICLE IV

                              CONDITIONS PRECEDENT

          4.1. Conditions to Initial Loans. The agreement of each Lender to make the initial Loans requested to be made by it is subject to the satisfaction, immediately prior to or concurrently with the making of such Loan on the Closing Date, of the following conditions precedent (unless waived in writing by the Lenders):

          (a) Loan Documents. The Agent shall have received (i) this Agreement, executed and delivered by a duly authorized officer of each of the Loan Parties, with a counterpart for each Lender, (ii) for the account of each Lender, a Note conforming to the requirements hereof and executed by a duly authorized officer of the Borrower, (iii) the Pledge Agreements, each executed and delivered by an authorized officer of the Loan Party thereto, with a counterpart or a conformed copy for each Lender, (iv) the Security Agreements, each executed and delivered by a duly authorized officer of the Loan Party thereto, with a counterpart or a conformed copy for each Lender, (v) the Guarantees, each executed by a duly authorized officer of the Guarantor party thereto and (vi) the Contribution Agreement, executed by a duly authorized officer of each Guarantor (other than the Parent).

          (b) Corporate Proceedings of the Loan Parties. The Agent shall have received, with a counterpart for each Lender, a copy of the resolutions, in form and substance satisfactory to the Agent, of the Board of Directors of each of the Loan Parties authorizing (i) the execution, delivery and performance of this Agreement, the Notes and the other Loan Documents to which each is a party, and
(ii) the borrowings or guarantees, as applicable, contemplated hereunder certified by the Secretary or an Assistant Secretary of each of the Loan Parties as of the Effective Date, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded and shall be in form and substance satisfactory to the Agent.

          (c) Incumbency Certificates. The Agent shall have received, with a counterpart for each Lender, a certificate of each of the Loan Parties, dated the Closing Date, as to the incumbency and signature of the officers of the Loan Parties executing any Loan Document and any related documents, satisfactory in form and substance to the Agent, executed by the Chief Executive Officer or any Vice President and the Secretary or any Assistant Secretary of each such Loan Party.

          (d) Corporate Documents. The Agent shall have received, with a counterpart for each Lender, true and complete copies of the incorporation documents and any amendments thereto of the Loan Parties, certified as of the Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of each such Loan Party.

          (e) Consents, Licenses and Approvals. The Agent shall have received, with a counterpart for each Lender, a certificate of a Responsible Officer of each of the Loan Parties (i) attaching copies of all consents, authorizations and filings referred to in Schedule 3.4, and (ii) stating that such consents, licenses and filings are in full force and effect, and each such consent, authorization and filing shall be in form and substance satisfactory to the Agent.

          (f) Closing Fees and Expenses. The Agent shall have received the fees to be received on the Closing Date referred to in the Letter Agreement and the reimbursement of all costs and expenses (including the fees and expenses of counsel to the Agent) to the extent invoiced.

          (g) Legal Opinions. The Agent shall have received, with a counterpart for each Lender, the executed legal opinions of counsel to the Parent, the Borrower and its Restricted Subsidiaries, in form and substance satisfactory to the Agent, and covering such other matters incident to the transactions contemplated by this Agreement as the Agent may reasonably require.

          (h) Closing Certificate. The Agent shall have received, with a counterpart for each Lender, a closing certificate of each of the Loan Parties substantially in the form of Exhibit K, dated the Closing Date.

          (i) Corporate Structure. The Agent and the Lenders shall be satisfied with the legal arrangements among the Loan Parties, including the corporate structure of any License Subsidiary and any tax and cost sharing agreements and arrangements among the Parent, the Borrower and its Subsidiaries.


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

          (j) Financial Information; Projections. The Agent shall have received, with copies for each Lender, (i) each of the financial statements referred to in
Section 3.1, and (ii) the seven-year business forecast of the Loan Parties (including estimated quarterly projections for the first two years after the Closing Date) in form of substance satisfactory to the Agent and the Lenders.

          (k) Pledged Stock; Stock Powers. The Agent shall have received certificates representing the Pledged Stock pursuant to the Pledge Agreements, together with an undated stock power executed in blank for each such certificate and an acknowledgment of and consent to each such Pledge Agreement by or each Loan Party, as applicable.

          (l) Filings, Registrations and Recordings. Any documents (including, without limitation, financing statements) required to be filed under any of the Security Documents in order to create, in favor of the Agent, a perfected security interest in the collateral thereunder shall have been properly prepared and when filed in each of the offices in each of the jurisdictions listed on
Schedule 4.1(l) will create in favor of the Agent, for the benefit of the Lenders, a perfected Lien on the collateral described therein.

          (m) Insurance. The Agent shall have received evidence satisfactory to it of the existence of the insurance required hereunder and pursuant to the Security Documents and the Agent, for the benefit of the Lenders, shall have been named as loss payee under each insurance policy maintained by the Parent, the Borrower or any Restricted Subsidiary to the extent of its interest (other than, in each case, worker's compensation, public liability, employee benefits and welfare insurance).

          (n) Lien Searches. The Agent shall have received (i) lien searches with respect to the assets of each of the Loan Party under such names and in such jurisdictions as the Agent shall have requested and the results of such lien searches shall be satisfactory to the Agent and (ii) without limiting the foregoing, evidence satisfactory to the Agent of the filing of duly executed financing statements on form UCC-3, and the taking by each of the Loan Parties of any other actions necessary or, in the opinion of the Agent, desirable to terminate any existing liens.

          (o) Environmental Survey. The Agent shall have received, with a counterpart for each Lender, the results of the environmental surveys performed by the environmental consultants on the Properties of the Borrower and its Restricted Subsidiaries and the Lenders shall be satisfied with the results of each such survey.

          (p) Solvency Certificate. The Agent shall have received, with a counterpart for each Lender, a solvency certificate from a Responsible Officer in form and substance satisfactory to the Agent.

          (q) No Material Adverse Effect. Since December 31, 1997, no Material Adverse Effect shall have occurred.

          (s) Appraisals. The Agent shall have received, with a copy for each Lender, a copy of the BIA Appraisal with respect to each of the Stations owned and operated by any Loan Party which Appraisal shall be satisfactory to the Agent.

          (t) Repayment of Existing Seller Note. Indebtedness evidenced by the Existing Seller Note shall have been repaid in an amount equal to $5,250,000; all liens securing such Indebtedness shall have been terminated; and the Existing Seller Note shall have been amended, in a manner satisfactory to the Agent, subordinating the Indebtedness that remains outstanding under the Existing Seller Note on the terms and conditions set forth on Schedule 1.1(C) and extending the maturity date to a date no earlier than October 31, 1999. The Agent shall have received evidence satisfactory to it of such repayment, termination and amendment.

          (u) Warburg Investment. All loans made by Warburg or any of its Affiliates that are outstanding shall have been converted into equity and the Agent shall have received evidence satisfactory to it of such conversion.

          (v) Year 2000. The Parent and the Borrower shall have completed CIBC's Year 2000 form and delivered it to the Agent.

          4.2. Conditions to Each Loan. The agreement of each Lender to make any Loan requested to be made by it or of the Issuer to issue any Letter of Credit requested to be issued by it on any date (including, without limitation, its initial Loan) is subject to the satisfaction of the following conditions precedent:

          (a) Representations and Warranties. Each of the representations and warranties made by each Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date except to the extent such representations and warranties are given as of a different date, in which case they shall be true and correct as of such different date.

          (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Loan requested to be made on such date.

          (c) Additional Matters. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be satisfactory in form and substance to the Agent, and the Agent shall have received such other documents, instruments and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

Each borrowing by the Borrower hereunder and each issuance of a Letter of Credit hereunder shall constitute a representation and warranty by each Loan Party as of the date of such Loan or Letter of Credit that the conditions contained in clauses (a) and (b) of this Section 4.2 have been satisfied.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

          The Parent and the Borrower hereby agree that, so long as the Commitments remain in effect, any Note remains outstanding and unpaid or any Obligation is owing to any Lender or the Agent hereunder, the Parent and the Borrower shall and shall cause each Restricted Subsidiary to:

          5.1. Financial Statements. Furnish to each Lender:

          (a) as soon as available, but in any event within 105 days after the end of each fiscal year of the Loan Parties, a copy of the consolidated balance sheet of the Loan Parties as at the end of such year and the related statements of income, stockholders' equity and cash flows for such year, setting forth in each case in comparative form the figures as of the end of and for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Ernst & Young or another "big six" firm of independent certified public accountants, together with a consolidating balance sheet and consolidating statements of income and cash flows of the Loan Parties (consolidated by radio station and network), reviewed by Ernst & Young or such other independent certified public accountants;


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

          (b) as soon as available, but in any event not later than 60 days after the end of each quarterly period for each fiscal quarter of each fiscal year of the Loan Parties, the unaudited consolidated and consolidating balance sheet of the Loan Parties as at the end of such quarter and the related unaudited statements of income, stockholders equity and cash flows of the Loan Parties for such quarter and the portion of the fiscal year through the end of such quarter and setting forth in each case in comparative form the figures from the budget for such fiscal year furnished to the Lenders pursuant to Section 5.2(d) and the actual figures for the corresponding date or period in the previous year, together with a consolidating balance sheet and consolidated statements of income and cash flows of the Loan Parties (consolidating by radio station and by network) certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments); and

          (c) as soon as available, but in any event not later than 45 days after the end of each calendar month of each Loan Parties, the regularly prepared unaudited income statements of the Loan Parties as at the end of such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the comparable period from the budget for such fiscal year furnished to the Lenders pursuant to
Section 5.2(d) and the actual figures for the corresponding date or period in the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments) together with a consolidating balance sheet and consolidated statements of income and cash flows of the Loan Parties (consolidating by radio station and by network);

all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

          5.2. Certificates; Other Information. Furnish to each Lender:

          (a) concurrently with the delivery of the financial statements referred to in Section 5.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that, in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

          (b) concurrently with the delivery of the financial statements referred to in Section 5.1(a), Section 5.1(b) and Section 5.1(c), a certificate of a Responsible Officer of each Loan Party, stating that, to the best knowledge of such Responsible Officer, during the period covered by such financial statements, such Loan Party during the period has observed or performed all its covenants and other agreements, and satisfied every condition, contained in this Agreement and in each other Loan Document to which it is a party to be observed, performed or satisfied by it, and that such Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate;

          (c) concurrently with the delivery of the financial statements referred to in Section 5.1(a) and Section 5.1(b), a certificate of a Responsible Officer each Loan Party, substantially in the form of Exhibit L hereto (the "Compliance Certificate"), showing (i) compliance by such Loan Party with the covenants contained in Section 6.1, (ii) to the extent not otherwise required to be delivered pursuant to Section 5.1 and Section 5.2, statements of Operating Cash Flow for the periods covered by such covenants with respect to which compliance is to be demonstrated in such Compliance Certificate;

          (d) not later than 60 days after the end of each fiscal year of the Loan Party, a copy of the projections by each Loan Party of its operating budget and cash flow budget for the succeeding fiscal year set forth on a quarterly basis, such projections to be accompanied by a certificate of a Responsible Officer to the effect that such projections have been prepared on the basis of sound financial planning practices and that such Responsible Officer has no reason to believe that such projections are incorrect or misleading in any material respect;

          (e) within five days after the same are sent, copies of all financial statements and reports which any Loan Party generally sends to its stockholders, and within ten days after the same are filed, copies of all material financial statements and reports made to, or filed with any Governmental Authority;

          (f) promptly upon receipt thereof, copies of all substantive management letters and other substantive material reports which are submitted to any Loan Party by its independent accountants in connection with any annual or interim audit of the books of the Loan Party made by such accountants; and

          (g) within five days after the same are sent to any potential investors, copies of any Offering Memorandum and any amendments thereto;

          (h) within five days after the same are sent, copies of any registration statement (including, if requested by the Agent, all exhibits thereto) and any amendments thereto filed with the Securities and Exchange Commission; and

          (i) promptly after such information becomes available, the audience share and rank in audience share data with respect to each Station and measured by The Arbitron Company (or another company reasonably acceptable to the Agent or which is generally accepted by the radio industry for providing such service)

          (j) promptly upon the execution and delivery thereof, copies of any agreement entered into by any Loan Party with any holder of its Capital Stock or by any holder of its Capital Stock with any other Person relating to such Capital Stock (including any agreements relating to the voting of such stock) or the management or operations of the Loan Party.


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

          5.3. Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature in an aggregate amount of $1,000,000 or more, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Loan Party.

          5.4. Maintenance of Existence. Renew and keep in full force and effect its corporate existence, take all reasonable action to maintain all rights, privileges, franchises and licenses necessary or desirable in the normal conduct of its business except to the extent such failure to maintain could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

          5.5. Maintenance of Property; Insurance. Keep all property useful and necessary in its business in good working order and condition, maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business and name the Agent, for the benefit of the Lenders, as loss payee under each such policy to the extent of its interest (other than worker's compensation, public liability, employee benefits and welfare insurance), and furnish to each Lender, upon request, full information as to the insurance carried including certified copies of policies and certificates of insurance from each Loan Party's insurance broker, Frank Crystal & Company or such other recognized insurance broker reasonably acceptable to the Required Lenders. If the Borrower or any Restricted Subsidiary receives any Net Insurance Proceeds (other than workmen's compensation, public liability, employee benefits and welfare insurance) the Borrower shall promptly, and, in any event, within three Business Days after receipt thereof, deliver such Net Insurance Proceeds to the Agent for application in accordance with Section 2.5(c).

          5.6. Inspection of Property; Books and Records; Discussions. Keep proper books of records and account, in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit after reasonable notice representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired, and to discuss the business, operations, properties and financial and other condition of the Loan Party with its officers and employees and with its independent certified public accountants. Each such visitation and inspection (a) by or on behalf of any Lender shall be at such Lender's expense and (b) by or on behalf of the Agent following the occurrence and during the continuance of any Default or Event of Default shall be at the Borrower's expense.


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

          5.7. Notices. Promptly after the Parent or the Borrower as the case may be, knows or has reason to know thereof, and, in any event, within 5 days thereof with respect to any notice under clause (a) or 10 days with respect to any other notice under this Section, give notice to the Agent and each Lender of:

          (a) the occurrence of any Default or Event of Default;

          (b) any (i) default or event of default under any Contractual Obligation or (ii) litigation, investigation or proceeding which may exist at any time between the Parent, the Borrower or any such Restricted Subsidiary and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

          (c) any litigation or proceeding affecting the Parent, the Borrower or any such Restricted Subsidiary in which the amount involved is $1,000,000 or more and is not covered by insurance or in which injunctive or similar relief is sought;

          (d) any material labor dispute to which the Parent, the Borrower or any Restricted Subsidiary may become a party and which involves any group of employees, any strikes or walkouts relating to any of its plants or facilities and the expiration or termination of any labor contract to which the Parent, the Borrower or such Restricted Subsidiary is a party or by which the Parent, the Borrower or such Restricted Subsidiary is bound;

          (e) any filing or communication with the FCC constituting or relating to any challenge to the validity of any FCC License or the transfer thereof to the Borrower or any Restricted Subsidiary, or the qualification of the licensee under such FCC License; and

          (f) any development or event which could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Parent or the Borrower as the case may be proposes to take with respect thereto.

          5.8. Environmental Laws. (a) Comply in all material respects, and ensure compliance in all material respects by all tenants and subtenants, if any, with all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except to the extent that failure to do so could not be reasonably expected to have a Material Adverse Effect.


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

          (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not be reasonably expected to have a Material Adverse Effect.

          (c) Defend, indemnify and hold harmless the Agent and the Lenders, and their respective parents, subsidiaries, affiliates, employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under any Environmental Laws applicable to the operations of the Parent, the Borrower, any Restricted Subsidiary or the Properties, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. This indemnity shall continue in full force and effect regardless of the termination of this Agreement.

          5.9. ERISA. (a) Establish, maintain and operate all Plans to comply in all material respects with the applicable provisions of ERISA, the Code, and all other applicable laws, and the regulations and interpretations thereunder and the respective requirements of the governing documents for such Plans;

          (b) Within ten days after receipt by the Parent, the Borrower or any Subsidiary of any unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code, and promptly following the request of the Agent for any favorable determination letters, provide the Agent and the Lenders with copies of each such letter;

          (c) Within ten days after the filing thereof, provide Agent and the Lenders with copies of any annual report (IRS Form 5500 series) with respect to a Single Employer Plan, including Schedule B thereto;

          (d) Within ten days after the Parent, the Borrower or any Subsidiary knows or has reason to know that a non-exempted prohibited transaction (defined in Sections 406 of ERISA and 4975 of the Code) has occurred, a statement of the chief financial officer of the Borrower or such Subsidiary describing such transaction and the action which the Parent, the Borrower or such Subsidiary, as applicable, has taken, is taking or proposes to take with respect thereto;


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

          (e) Within ten days after the filing thereof, provide the Agent and the Lender with copies of each actuarial report for any Single Employer Plan and each actuarial report and annual report received from any Multiemployer Plan;

          (f) Within ten days after the occurrence thereof, notification of any material increase in the benefits of any existing Single Employer Plan or the establishment by the Parent, the Borrower or any of its Subsidiaries of any new Single Employer Plan or the commencement of contributions to any Single Employer Plan to which the Parent, the Borrower or such Subsidiary was not previously contributing;

          (g) Within ten days after the Parent, the Borrower, any Subsidiary or any Commonly Controlled Entity knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Benefit Plan or Multiemployer Plan, a failure to make any required contribution to a Benefit Plan or Multiemployer Plan, the creation of any Lien in favor of the PBGC or a Benefit Plan or Multiemployer Plan or any withdrawal from, or the receipt of notice with respect to the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the receipt of notice from the PBGC or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Benefit Plan or Multiemployer Plan; and

          5.10. Assignments of Leases. Use all commercially reasonable efforts (other than the payment of money to any landlord under a lease) to effectuate the due execution and delivery of Assignments of Leases in respect of any real property leased by the Borrower or any Restricted Subsidiary and used in the transmission or broadcasting of radio signals by any of the Stations and related Landlord's Consent within 90 days of the Closing Date or if later, the date of entering into or acquisition of such lease. Upon execution, the Borrower shall furnish any (i) Assignments of Leases, executed and delivered by a duly authorized officer of the Borrower, and (ii) Landlord's Consents, executed and delivered by duly authorized representatives of the parties thereto to the Agent, with a conformed copy for each Lender provided, that so long as the Parent, the Borrower or any Restricted Subsidiary, as applicable, continue to use commercially reasonable efforts to obtain such consents and assignments, no Event of Default shall exist under this Agreement based upon the failure to obtain such consents or assignments.

          5.11. Further Assurances. (a) From time to time hereafter, execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take all such actions, as the Agent or the Lenders may reasonably request, for the purposes of implementing or effectuating the Loan Documents, or of more fully perfecting, preserving or renewing the rights of the Lenders with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds thereby or with respect to any other property or assets hereafter acquired by the Parent, the Borrower or any Restricted Subsidiary which may be deemed to be part of the Collateral) pursuant hereto or thereto.


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

          (b) With respect to any Person that, subsequent to the Closing Date, becomes a Restricted Subsidiary, promptly upon the request of the Agent: (i) execute and deliver to the Agent, for the benefit of the Lenders, such amendments or supplements to the Pledge Agreements as the Agent shall deem necessary or advisable to grant to the Agent, for the benefit of the Lenders, a Lien on the Capital Stock of such Restricted Subsidiary which is owned by the Borrower or any of its Restricted Subsidiaries, (ii) deliver to the Agent certificates, if any, representing such Capital Stock, together with undated stock powers executed and delivered in blank by a duly authorized officer of the Borrower or such Restricted Subsidiary, as the case may be, (iii) cause such new Restricted Subsidiary (A) to become a Guarantor of the Obligation pursuant to a Guarantee in form and substance satisfactory to the Agent, (B) to execute party to a security agreement in form and substance satisfactory to the Agent, (C) to take all actions necessary or advisable to cause the Lien created by such security agreement to be duly perfected in accordance with all applicable Requirements of Law, including, without limitation, the filing of financing statements in such jurisdictions as may be requested by the Agent, (D) if such new Restricted Subsidiary has any Subsidiaries (each a "Second-Tier Subsidiary") to execute a pledge agreement in form and substance satisfactory to the Agent and deliver to the Agent certificates, if any, representing the Capital Stock of each such Second Tier Subsidiary together with undated stock powers executed and delivered in blank by a duly authorized officer of such new Restricted Subsidiary and (iv) if requested by the Agent, deliver to the Agent legal opinions relating to the matters described in clauses (i), (ii) and (iii) immediately preceding, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Agent.

          5.12. Designation of Unrestricted Subsidiaries. The Borrower will be permitted to designate a Subsidiary (other than a wholly-owned Subsidiary) as an Unrestricted Subsidiary by the delivery to the Agent of a written notice certifying that it is, and will be after giving effect to such designation, in compliance with Section 6.8(e), which certification shall state the effective date of such designation, shall set forth the computations and information as may be required to demonstrate that the Borrower is in compliance therewith and shall be signed by a Responsible Officer of the Borrower. Promptly after receiving any written notice from the Borrower regarding the designation thereby of an Unrestricted Subsidiary, the Agent will provide notice thereof to the Lenders.

          5.13. Post Closing. The Loan Parties shall cause each of the requirements set forth on Schedule 5.13 to be satisfied on or before the date set forth opposite such requirement.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

          Each of the Parent and the Borrower hereby agrees that, so long as the Commitments remain in effect, any Note remains outstanding and unpaid or any Obligation is owing to any Lender or the Agent hereunder, the Parent and Borrower shall not and shall not permit any of the Restricted Subsidiaries to:


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

          6.1. Financial Condition Covenants.

          (a) Loan-to-Value Ratio. At any time prior to the issuance of the Permitted Senior Notes, permit the Loan-to-Value Ratio to exceed 60%.

          (b) Leverage Ratio. Permit the Leverage Ratio to exceed the ratio set forth opposite such period below at the end of any fiscal quarter of the Borrower and at the time the Borrower makes any request for Loans hereunder:

          Period                                      Leverage Ratio
          ------                                      --------------
          6/30/00-9/30/00                             3.75 to 1.00
          10/1/00 - 6/30/01                           3.50 to 1.00
          07/01/01-thereafter                         3.00 to 1.00


          6.2. Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

          (a) Indebtedness of the Loan Parties under the Loan Documents or under any Hedging Agreement;

          (b) Indebtedness of the Borrower (including Financing Leases) incurred to finance the purchase price of equipment, fixtures and other similar property of the Borrower in an amount not to exceed $2,000,000 outstanding at any time;

          (c) Guarantees by the Parent, the Borrower or any Restricted Subsidiary of Indebtedness permitted under clause (a) or clause (e) of this
Section 6.2;

          (d) Indebtedness in respect of loans from the Parent to the Borrower or any Restricted Subsidiary, by the Borrower to any of its Restricted Subsidiaries and by any Restricted Subsidiary to the Borrower or any other Restricted Subsidiary; provided that any such intercompany loans shall be subordinated on the terms set forth in Schedule 1.1(c);

          (e) Permitted Senior Notes;

          (f) the Permitted Seller Notes;


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

          (g) the Warburg Subordinated Debt;

          (h) Indebtedness of the Borrower in an amount not to exceed $1,000,000 in the aggregate which is neither secured nor guaranteed; and

          (i) Indebtedness of the Parent to the Borrower or any of its Restricted Subsidiaries as long as Parent uses the proceeds of such Indebtedness to pay (A) franchise taxes and other fees required to maintain Parent's corporate existence and (B) federal, state and local income taxes payable by the Parent.

          6.3. Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its properties, assets or revenues, whether now owned or hereafter acquired, except for:

          (a) inchoate Liens for taxes, assessments or governmental charges or levies or Liens for taxes, assessments, governmental charges or levies not yet due and payable or which are being contested in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the books of the Parent, the Borrower or the Restricted Subsidiaries, as the case may be, in conformity with GAAP;

          (b) statutory Liens of carriers', warehousemen's, mechanics', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

          (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation; deposits securing liability to insurance carriers under insurance or self-insurance arrangements; and deposits to secure true leases in the ordinary course;

          (d) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and landlords' Liens which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Parent, the Borrower or any Restricted Subsidiary;


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

          (e) Liens securing Indebtedness permitted under Section 6.2(b) (including financing statements filed in connection with Financing Leases permitted under Section 6.2(b); provided that such Liens shall extend only to the equipment, fixtures and other similar property so financed (and improvements or attachments thereto) and the proceeds thereof;

          (f) any attachment or judgment Lien not constituting an Event of Default under Section 7.1(i);

          (g) Liens created pursuant to the Security Documents; and

          (h) Liens created by lease agreements to secure the payment of rental amounts and other sums not yet due thereunder.

          6.4. Limitation on Guarantee Obligations. Create, incur, assume or suffer to exist any Guarantee Obligation other than the Guarantees and guarantees of the Restricted Subsidiaries with respect to the Permitted Senior Notes.

          6.5. Limitation on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all its property, business or assets, or make any material change in its present method of conducting business; except so long as prior to or after giving effect thereto no Default or Event of Default shall have occurred and be continuing:

          (a) the Permitted Acquisitions;

          (b) any Restricted Subsidiary (other than a License Subsidiary) may be merged or consolidated with or into the Borrower (provided that Borrower shall be the continuing or surviving corporation) or any Restricted Subsidiary of the Borrower may be merged or consolidated with or into any other Restricted Subsidiary of the Borrower (other than a License Subsidiary); and

          (c) any Restricted Subsidiary (other than a License Subsidiary) may sell, lease, transfer or otherwise dispose of any or all its assets (upon voluntary liquidation or otherwise) to the Borrower or any other Restricted Subsidiary (other than a License Subsidiary as to which only Licenses may be transferred) of the Borrower.

          6.6. Limitation on Sale of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, any Capital Stock, receivables and fee or leasehold interests), whether now owned or hereafter acquired, or issue any Capital Stock or other securities, in one transaction or a series of transactions to any Person, except:


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          (a) the sale or other disposition of property (including obsolete or worn our property) in the ordinary course of business;

          (b) the sale or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof;

          (c) any Loan Party may convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets to any other Loan Party (other than the Parent); and

          (d) any sale of Capital Stock of the Parent to Warburg or to management of any Loan Party.

          6.7. Limitation on Dividends. Declare or pay any dividend on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, (a) the Warburg Subordinated Debt or (b) any shares of any class of Capital Stock of the Parent or the Borrower or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, (other than, in the case of the Warburg Subordinated Debt, pay-in-kind interest thereon) either directly or indirectly, whether in cash or property or in obligations of the Borrower; provided that so long no Default or Event of Default shall have occurred and be continuing (both before and after giving effect to the distribution and repayment contemplated by this proviso):

          (i) with the consent of the Agent and the Lenders, the Borrower may declare and pay dividends to the Parent and the Parent may repay up to an aggregate amount of $5,000,000 of the Warburg Subordinated Debt or Capital Stock held by Warburg, provided that within 45 days thereafter the Permitted Senior Notes shall be issued or Warburg shall return such funds to the Parent in return for Warburg Subordinated Debt and the Parent shall provide such funds as equity capital to the Borrower; and

          (ii) at any time after the Issuance Date, the Borrower may purchase, redeem or otherwise acquire for value shares of Capital Stock (other than Disqualified Capital Stock) or options on such shares held by the Borrower's officers or employees or former officers or employees (or their estates or beneficiaries under their estates) upon the death, disability, retirement or termination of employment of such current or former officers or employees pursuant to the terms of an employee benefit plan or any other agreement pursuant to which such shares of Capital Stock or options were issued or pursuant to a severance, buy-sale or right of first refusal agreement with such current or former officer or employee; provided that the aggregate cash consideration paid, or distributions or payments made (which may include distributions or dividends to the Parent for such purpose) pursuant to this clause (ii) shall not exceed $10,000,000 in the aggregate.


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

Notwithstanding the preceding sentence, Borrower may declare and make dividend payments to Parent as long as Parent uses such amounts to pay (A) franchise taxes and other fees required to maintain Parent's corporate existence and (B) federal, state and local income taxes payable by the Parent.

          6.8. Limitation on Investments, Loans and Advances. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person, except:

          (a) any extension of trade credit in the ordinary course of business and investments in customer accounts or notes receivable for inventory sold or services rendered in the ordinary course of business and consistent with past practice;

          (b) any investment in Cash Equivalents;

          (c) any investment by the Parent in the Borrower, by the Borrower in any Restricted Subsidiary, or by any Restricted Subsidiary in the Borrower or any other Restricted Subsidiary;

          (d) any loans by the Borrower to any Restricted Subsidiary, by the Parent to the Borrower or any Restricted Subsidiary or by any Restricted Subsidiary to the Borrower or any other Restricted Subsidiary to the extent permitted under Section 6.2(d);

          (e) after the occurrence of the Issuance Date, any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person (including an Unrestricted Subsidiary) provided that (i) no Default or Event of Default has occurred and is continuing and (ii) the aggregate outstanding amount of all such advances, loans, extensions of credit, capital contributions, purchases and other investments does not exceed $6,000,000;

          (f) Permitted Acquisitions;

          (g) Guarantee Obligations permitted by Section 6.4;

          (h) loans to directors, officers and employees of any Loan Party provided that the aggregate amount of all such loans does not exceed $1,500,000 in the aggregate outstanding at any time; and

          (i) loans to the Parent by the Borrower as long as Parent uses the proceeds of such Indebtedness to pay (A) franchise taxes and other fees required to maintain Parent's corporate existence and (B) federal, state and local income taxes payable by the Parent.


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

          6.9. Limitation on Transactions with Affiliates. Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate (other than a Loan Party) unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of the Parent's, the Borrower's or a Restricted Subsidiary's business and (c) upon fair and reasonable terms no less favorable to the Parent, the Borrower or such Restricted Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

          6.10. Limitation on Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by the Borrower or any Restricted Subsidiary of real or personal property which has been or is to be sold or transferred by the Parent, the Borrower or such Restricted Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Parent, the Borrower or such Restricted Subsidiary.

          6.11. Limitation on Changes in Fiscal Year. Permit the fiscal year of the Parent, the Borrower or any Subsidiary to end on a day other than December 31.

          6.12. Limitation on Negative Pledge Clauses. (a) Enter into with any Person any agreement, other than (i) this Agreement, (ii) customary provisions in true leases that the Parent, the Borrower or any Restricted Subsidiary is permitted to enter under this Agreement but limiting assignment or subleasing,
(iii) any prohibition or limitation on Liens pursuant to Financing Leases or other purchase money financings permitted by this Agreement (in which case, any prohibition or limitation shall be effective only against the assets financed thereby) or (iv) non-assignment provisions in contracts, which prohibits or limits the ability of the Parent, the Borrower or any Restricted Subsidiary to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired.

          (b) Enter into any agreement or arrangement which prohibits, limits or restricts the rights or ability of any Restricted Subsidiary to declare or pay any dividends in cash or property or to make loans or advances or other payments of any nature or to make any distributions or transfers of its assets, in each case, to the Parent, the Borrower or any other Person as to which such Restricted Subsidiary is a Subsidiary.

          6.13. Limitation on Payments and Modifications of Debt Instruments or Agreements. (a) Make any payment or prepayment on, set apart assets for a sinking or analogous fund for the Permitted Senior Notes except that the Borrower may make any pay-in-kind interest payments thereon when due, (b) make any optional payment or prepayment on or purchase of any Indebtedness (other than the Loans), (c) amend, modify or change to any material term of any such Indebtedness (other than any such amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal therefor which would reduce the rate or extend the date for the payment of interest thereon) or (d) make any


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

prepayment on the Existing Seller Note except that the Borrower may make a prepayment with the consent of the Lenders and provided that no Default or Event of Default then exists.

          6.14. Limitation on Lines of Business. Enter into any business, except for those in which the Borrower or any Restricted Subsidiary is engaged on the date of this Agreement or which are directly related thereto.

          6.15. Amendments to Material Agreements. Enter into or consent to any amendment of or waive any rights under any Material Agreement, which restricts or diminishes in any material respects any right or benefit enjoyed with respect to any of the foregoing by the Parent, the Borrower, any Restricted Subsidiary, the Agent or the Lenders or which would adversely affect the rights of the Agent and the Lenders under the Loan Documents or the Liens of the Agent and the Lenders created thereby.

          6.16. Restrictions on License Subsidiaries. (a) Permit any FCC License to be held by any Person other than a License Subsidiary 90 days after the later of the Closing Date or acquisition of such FCC License.

          (b) Permit any License Subsidiary to engage in any activity or business or have any employees or incur any Indebtedness or Contractual Obligations or grant any Liens other than (i) activities or obligations incidental to its holding of FCC Licenses or (ii) pursuant to the Loan Documents.

          (c) (i) permit any License Subsidiary to fail to satisfy customary corporate or other applicable formalities, including the holding of regular board of directors' and shareholders' or other required meetings and the maintenance of offices and records, (ii) permit any bank account of any License Subsidiary to be commingled with any bank account of the Borrower or any of its other Subsidiaries, (iii) any financial statements distributed to any creditors or the Borrowers or any of its other Subsidiaries to fail to clearly establish the separateness of the License Subsidiaries from the Borrower and its other Subsidiaries, and (iv) take, and not permit any License Subsidiary to take, any action, or conduct its affairs in a manner, which is likely to result in the corporate existence of any License Subsidiary being ignored, or in the assets and liabilities of any License Subsidiary being substantively consolidated with those of the Borrower or any of its other Subsidiaries in a bankruptcy, reorganization or other insolvency proceeding.


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

                                   ARTICLE VII

                                EVENTS OF DEFAULT

          7.1. If any of the following events shall occur and be continuing:

          (a) (i) The Borrower shall fail to pay any principal of any Note when due in accordance with the terms thereof or hereof; or (ii) the Borrower shall fail to pay any interest on any Note, or any other amount payable hereunder, within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

          (b) Any representation or warranty made or deemed made by the Parent, the Borrower or any other Loan Party herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

          (c) The Borrower or any other Loan Party shall default in the observance or performance of any agreement contained in Article 6, Section 5.7 or Section 5.9; or

          (d) The Borrower or any other Loan Party shall default in the observance or performance of clause (b) or (c) of Section 5 or Section 9 of the Parent Pledge Agreement or clause (c) or (d) of Section 6 or Section 10 of either the Borrower Pledge Agreement or the Subsidiary Pledge Agreement or
Section 5 of each Security Agreement; or

          (e) The Borrower or any other Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of 30 days; or

          (f) The Parent, the Borrower or any Restricted Subsidiary shall (i) default in any payment (regardless of amount) of principal of or interest on any Indebtedness having an aggregate principal amount in excess of $500,000 (other than the Notes) beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice, if required, such Indebtedness to become due prior to its stated maturity; or


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

          (g) (i) The Parent, the Borrower or any Restricted Subsidiary shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Parent, the Borrower or any Restricted Subsidiary shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Parent, the Borrower or any Restricted Subsidiary any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Parent, the Borrower or any Restricted Subsidiary any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Parent, the Borrower or any Restricted Subsidiary shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Parent, the Borrower or any Restricted Subsidiary shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          (h) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan,
(ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Parent, the Borrower, any Subsidiary or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Parent, the Borrower, any Subsidiary or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

          (i) One or more judgments or decrees shall be entered against the Parent, the Borrower or any Restricted Subsidiary involving in the aggregate a liability (to the extent not covered by third-party insurance as to which the insurer has acknowledged coverage) of


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

$1,000,000 or more and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

          (j) (x) Any of the Security Documents shall cease, for any reason, to be in full force and effect, or the Parent, the Borrower or any other Loan Party which is a party to any of the Security Documents shall so assert, (y) the Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby or (z) the Agent shall not have, for any reason whatsoever, a valid and perfected first security interest for the benefit of the Lenders in the Collateral, subject only to Liens permitted under Section 6.3; or

          (k) Any Guarantee shall, for any reason other than the satisfaction in full of all the Obligations and termination of this Agreement, cease to be in full force and effect or shall be declared to be null and void, or any Guarantor shall deny that it has any further liability, including with respect to future advances by the Lenders, under its Guarantee or any Guarantor gives notice to such effect; or

          (l) A Change of Control shall occur; or

          (m) The Borrower or any License Subsidiary shall lose, fail to keep in force, suffer the termination or revocation or nonrenewal of, or terminate, forfeit or suffer an amendment to any FCC License at any time owned by it which in any such case would have a Material Adverse Effect; or

          (n) Any of the subordination provisions in the Warburg Subordinated Debt or the Permitted Seller Notes shall cease for any reason to be in full force and effect, or the Borrower or the holders of a majority of any such Indebtedness shall so assert;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (g) above, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon), the Reimbursement Obligations and all other amounts owing under this Agreement and the Notes shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Agent may, or upon the request of the Required Lenders, the Agent shall, by notice to Parent and the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Agent may, or upon the request of the Required Lenders, the Agent shall, by notice to the Parent and the Borrower, declare the Loans hereunder (with accrued interest thereon), the Reimbursement Obligations and all other amounts owing under this Agreement and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable; provided that the Agent shall not make (and the Required Lenders shall not request that the Agent make) any declaration under this clause (B) or exercise any of its other remedies hereunder, under the other Loan Documents or at


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

law with respect to any Event of Default that can be cured by the payment of money if within the applicable grace period set forth in this Section (or, if no such period is specified herein within two Business Days after such Event of Default), the Borrower cures such Event of Default with the proceeds from Warburg Subordinated Debt; provided further that the Borrower shall not be permitted to utilize proceeds of such Debt to cure Events of Default more than twice in any twelve-month period and only in non-consecutive quarters. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

                                  ARTICLE VIII

                                   GUARANTEE

          8.1. Parent Guarantee. In consideration for the Lenders extending the Commitments and in order to induce the Lenders to make the Loans to the Borrower, the Parent hereby unconditionally guarantees (the "Parent Guarantee") the due and punctual payment of all Obligations of the Borrower or any Restricted Subsidiary (including with respect to principal, interest, fees, costs or expenses) when due and at all times thereafter, in cash, whether by required prepayment, voluntary prepayment, declaration, acceleration, demand or otherwise, and whether such Obligation is now existing or hereafter arising, under or in connection with this Agreement, any Note or any other Loan Document. In addition, the Parent hereby indemnifies and holds harmless the Agent and each Lender for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred in enforcing any rights under the Parent Guarantee.

          8.2. Continuing Guarantee. The Parent agrees that the Parent Guarantee is a continuing guaranty and that the Obligations of the Borrower may be extended, compromised or renewed, in whole or in part, without notice to or further assent from the Parent, and that the Parent shall remain bound upon the Parent Guarantee notwithstanding any extension, compromise, renewal or other alteration of any Obligation. The Parent waives presentation to, demand of, payment from and protest of any Obligation to the Borrower or any Restricted Subsidiary and also waives notice of protest for non-payment. The obligations of the Guarantor under the Parent Guarantee shall not be affected by

          (a) the failure of the Agent, any Lender or the holder of any Note:

               (i) to assert any claim or demand or to enforce any right or remedy against the Borrower or any Restricted Subsidiary under the provisions of this Agreement, the Notes, any other Loan Document or otherwise; or


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

               (ii) to exercise any right or remedy against any other guarantor of, or Collateral securing, any Obligation;

          (b) any extension, compromise or renewal of any Obligation of the Borrower;

          (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Agreement, any Note or any Loan Document; or

          (d) the release of any collateral held by the Agent or any Lender securing any Obligation.

The Parent further agrees that the Parent Guarantee constitutes a guaranty of payment when due (upon the earlier of demand by the Agent or any Lender acceleration (in whole or in part)) and not of collection and waives any right to require that any resort be had by the Agent, any Lender or the holder of any Note to the Borrower or any other Person, to any collateral held as security for the payment of any Obligation or to any balance of any deposit account or credit on its books in favor of the Borrower or any other Person. The obligations of the Parent under the Parent Guarantee shall not be discharged or impaired or otherwise affected (in any way whatsoever) by any reduction, limitation, impairment or termination of the Obligations of the Borrower for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Parent hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, or unenforceability of the Obligations of the Borrower or otherwise. Without limiting the generality of the foregoing, unless otherwise agreed in writing pursuant to Section 10.1, the obligations of the Parent under the Parent Guarantee shall not be discharged or impaired or otherwise affected by the failure of the Agent, any Lender or the holder of any Note to assert any claim or demand or to enforce any remedy under this Agreement or any other Loan Document, by any waiver or modification, of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of any Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the Parent as a guarantor or would otherwise operate as a discharge of the Parent as a guarantor as a matter of law or equity.

          8.3. Reinstatement. The Parent agrees that the Parent Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time, all or any portion of any payment (whether in respect of principal, interest, fees, costs, expenses or other amounts payable under this Agreement, any Note or any other Loan Document), is rescinded or must otherwise be restored by the Agent, any Lender or the holder of any Note upon the bankruptcy or reorganization of the Borrower or otherwise. For so long as any of the Obligations of the Borrower shall remain outstanding or any Commitments shall remain in effect:


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

          (a) all rights of the Parent against the Borrower or any Restricted Subsidiary, whether arising as a result of rights of subrogation or otherwise, shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full of all the Obligations to the Agent, the Lenders and other holders of Notes, and, in the event the Parent receives any payment prior to such indefeasible payment in full, the Parent shall receive such payment in trust for, and shall immediately turn over all amounts to, the Agent for application to the payment of such Obligations;

          (b) the Parent shall refrain from taking any action or commencing any proceeding against the Borrower (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under the Parent Guarantee to the Agent, any Lender or any holder of any Note; and

          (c) the Parent hereby waives any claim, right or remedy which the Parent may now have or may hereafter acquire against the Borrower or any Subsidiary that arises hereunder and/or from the performance by the Parent hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claim, right or remedy of the Lenders or the Agent against the Borrower or any Subsidiary or any security which the Lenders or the Agent now have or hereafter acquire, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

                                   ARTICLE IX

                                    THE AGENT

          9.1. Appointment. Each Lender hereby irrevocably designates and appoints Canadian Imperial Bank of Commerce as agent of such Lender under this Agreement and the other Loan Documents. Each such Lender irrevocably authorizes Canadian Imperial Bank of Commerce, as the agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent.


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

          9.2. Delegation of Duties. The Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          9.3. Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be
(i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Parent, the Borrower, any other Loan Party or any officer or any of them contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the Notes or any other Loan Document or for any failure of the Parent, the Borrower or any other Loan Party to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Parent, the Borrower or any Subsidiary.

          9.4. Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Parent or the Borrower), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Notes and the other Loan Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.


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

          9.5. Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Agent has received notice from a Lender, the Parent or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

          9.6. Non-Reliance on Agent and Other Lenders. Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of the Parent, the Borrower or any Subsidiary, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Parent, the Borrower and the Subsidiaries and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Parent, the Borrower and the Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder or furnished to the Agent for the account of, or with a counterpart or copy for, each Lender, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Parent, the Borrower or any Subsidiary which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

          9.7. Indemnification. The Lenders agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Parent and the Borrower and without limiting the joint and several obligation of the Parent and the Borrower to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with their Commitment Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or


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

disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from such Agent's gross negligence or willful misconduct. The agreements in this Section shall survive the payment of the Obligations hereunder.

          9.8. Agent in Its Individual Capacity. The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Parent, the Borrower and any Subsidiary as though such Agent were not an Agent hereunder and under the other Loan Documents. With respect to Loans made or renewed by it and any Note issued to it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall include each Agent in its individual capacity.

          9.9. Successor Agent. The Agent may resign as Agent upon ten days' notice to the Lenders. If the Agent shall resign or be terminated, as the case may be, as Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint a successor agent, whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon such appointment and approval, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Notes. After any retiring or terminated Agent's resignation or termination, as the case may be, as Agent, the provisions of this Section shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.


                                    ARTICLE X

                                  MISCELLANEOUS

          10.1. Amendments and Waivers. Neither this Agreement, any Note or any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section. The Required Lenders may, or, with the written consent of the Required Lenders, the Agent may, from time to time, (a) enter into with the Parent and the Borrower written amendments, supplements or modifications hereto for the purpose of adding any provisions to or changing in any manner the rights of the Lenders, the Parent or the Borrower hereunder; provided that any amendment, supplement or modification of Article 8 shall not require the approval of the Borrower; (b) enter into with any other Loan Party


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

written amendments, supplements or modifications to the Loan Documents to which such other Loan Party is a party for the purpose of adding provisions to such other Loan Documents or changing in any manner the rights of the Lenders or such other Loan Party thereunder or (c) waive, on such terms and conditions as the Required Lenders or the Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement, the Notes or the other Loan Documents or any Default or Event of Default and its consequences; provided that no such waiver and no such amendment, supplement or modification (i) shall reduce the amount or extend the scheduled date of maturity of any Note or of any installment thereof, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Commitments, in each case, without the consent of all the Lenders, or (ii) shall amend, modify or waive any provision of this Section, Section 2.5(d) (or the definition of Net Disposition Proceeds), Section 2.5(e) (or the definition of Net Insurance Proceeds) or any other provision of this Agreement or any other Loan Document which specifically by its terms requires the approval or consent of all the Lenders or reduce the percentage specified in the definition of Required Lenders, or consent to the assignment or transfer by the Parent, the Borrower or any other Loan Party of any of its rights and obligations under this Agreement, the Notes and the other Loan Documents or release all or any substantial portion of the Collateral, in each case, without the written consent of all the Lenders or (iii) amend, modify or waive any provision of Article 9 without the written consent of any then Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Parent, the Borrower, all other Loan Parties, the Lenders, the Agent and all future holders of the Notes. In the case of any waiver, the Parent, the Borrower, all other Loan Parties, the Lenders and the Agent shall be restored to their former position and rights hereunder and under the outstanding Notes and any other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

          10.2. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of notice by mail, when received, or, in the case of telecopy notice, when received, addressed as follows in the case of the Parent, the Borrower and the Agent, and as set forth in Schedule I in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:


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

The Borrower:

                  8400 N.W. 52nd Street
                  Suite 101
                  Miami, Florida  33166
                  Attention: Steven E. Dawson
                  Telecopy: (305)

The Parent:

                  8400 N.W. 52nd Street
                  Suite 101
                  Miami, Florida  33166
                  Attention: Steven E. Dawson
                  Telecopy: (305)




The Agent:

                  Canadian Imperial Bank of Commerce
                  425 Lexington Avenue
                  New York, New York 10017
                  Attention: Colleen Risorto
                  Telecopy:  (212)  856-3558

provided that any notice, request or demand to or upon the Agent or the Lenders pursuant to Section 2.3, Section 2.5, Section 2.6 or Section 2.11 shall not be effective until received.

          10.3. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.


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

          10.4. Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans hereunder.

          10.5. Payment of Expenses and Taxes; Indemnification. The Parent and the Borrower, jointly and severally, agree (a) to pay or reimburse the Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, the Notes and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the fees and disbursements of counsel to the Agent, (b) to pay or reimburse each Lender and the Agent for all its costs and expenses incurred in connection with the negotiations of any restructuring or "work-out", whether or not consummated and the enforcement or preservation of any rights under this Agreement, the Notes, the other Loan Documents and any such other documents, including, without limitation, the fees and disbursements of counsel to the Agent and to each Lender, and (c) to pay (without duplication of items covered by Section 2.13 and Section 2.14), and indemnify and hold harmless each Lender and the Agent from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Notes, the other Loan Documents and any such other documents, and (d) to pay, and indemnify and hold harmless each Lender and the Agent (including each of their respective parents, subsidiaries, officers, directors, employees, and affiliates) from and against, any and all other claims, demands, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, settlements, expenses or disbursements of whatever kind or nature arising from, in connection with or with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the Notes, the other Loan Documents, or any other documents or the use of the proceeds of the Loans in connection with the transactions contemplated by this Agreement including without limitation, any Permitted Acquisition, or any other purpose (all the foregoing in this clause (d), collectively, the "indemnified liabilities"); provided that neither the Parent nor the Borrower shall have any obligation hereunder to the Agent or any Lender with respect to indemnified liabilities arising from the gross negligence or willful misconduct of the Agent or such Lender. The agreements in this Section 10.5 shall survive repayment of the Obligations hereunder.


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

          10.6. Successors and Assigns; Participations and Assignments. (a) This Agreement shall be binding upon and inure to the benefit of the Loan Parties, the Lenders, the Agent, all future holders of the Notes and their respective successors and assigns, except that none of the Loan Parties may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

          (b) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents; provided that (i) any such sale of participating interests must be in a minimum amount equal to the lesser of (A) $5,000,000 and (B) the aggregate Commitments of such Lender then in effect, and (ii) after giving effect to any such sale, such Lender must have either (x) retained at least $5,000,000 of Commitments not subject to any participating interests or (y) sold participating interests to Participants in all its Loans and Commitments. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Note for all purposes under this Agreement and the other Loan Documents, and the Parent, the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. Each of the Parent and the Borrower agrees that if amounts outstanding under this Agreement and the Notes are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement and any Note to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement or any Note; provided that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 10.7(a) as fully as if it were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of Section 2.13, Section 2.14 and Section 2.15 with respect to its participation in the Commitments and the Loans outstanding from time to time as if it were a Lender; provided that, in the case of Section 2.14, such Participant shall have complied with the requirements of said Section and provided, further, that no Participant shall be entitled to receive any greater amount pursuant to Section 2.13, Section 2.14 and Section 2.15 than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.


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

          (c) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time and from time to time assign to any Lender or any affiliate thereof or, with the consent of the Borrower and the Agent (which in each case shall not be unreasonably withheld and, in the case of the Borrower shall not be required while any Default or Event of Default shall have occurred and shall be continuing), to an additional bank or financial institution (an "Assignee") all or any part of its rights and obligations under this Agreement and the Notes pursuant to a Commitment Transfer Supplement, substantially in the form of Exhibit K, (a "Commitment Transfer Supplement") executed by such Assignee, such assigning Lender and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Borrower and the Agent and delivered to the Agent for its acceptance and recording in the Register; provided that (i) any such assignment must be in a minimum amount equal to the lesser of (x) $5,000,000 and (y) the aggregate Commitments and outstanding Loans of such Lender then in effect, and (ii) after giving effect to any such assignment, such Lender shall have either (x) sold all its rights and obligations hereunder and under the Notes or (y) retained at least $5,000,000 of the aggregate Commitments. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Commitment Transfer Supplement, (1) the Assignee thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein and (2) the assigning Lender thereunder, to the extent provided in such Commitment Transfer Supplement, shall be released from its obligations under this Agreement (and, in the case of a Commitment Transfer Supplement covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto; provided that the provisions of Section 2.13, Section 2.14,
Section 2.15 and Section 10.5 shall continue to benefit such assigning Lender to the extent required by such Sections).

          (d) The Agent shall maintain, at its address referred to in Section 10.2, a copy of each Commitment Transfer Supplement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Parent, the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loan recorded therein for all purposes of this Agreement. The Register shall be available for inspection by the Parent, the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.


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

          (e) Upon its receipt of a Commitment Transfer Supplement executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Borrower and the Agent) together with payment to the Agent of a registration and processing fee of $3,500, the Agent shall promptly accept such Commitment Transfer Supplement and, on the effective date determined pursuant thereto, shall record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower. On or prior to such effective date, the Borrower, at its own expense, shall execute and deliver to the Agent (in exchange for the Note of the assigning Lender) a new Note, to the order of such Assignee, in an amount equal to the Commitment assumed by such Assignee pursuant to such Commitment Transfer Supplement and, if the assigning Lender has retained a Commitment, a new Note to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Notes shall be dated the Closing Date and shall otherwise be in the form of the Notes replaced thereby.

          (f) Each of the Parent and the Borrower authorizes each Lender to disclose, subject to the Section 10.8, to any Participant or Assignee (each, a "Transferee") and any prospective Transferee, any and all financial information in such Lender's possession concerning the Parent, the Borrower and any Subsidiaries which has been delivered to such Lender by or on behalf of the Parent, the Borrower pursuant or any Subsidiary, as the case may be, to this Agreement or which has been delivered to such Lender by or on behalf of the Parent, the Borrower in connection with such Lender's credit evaluation of the Parent, the Borrower and the Subsidiaries prior to becoming a party to this Agreement.

          (g) Nothing herein shall prohibit any Lender from pledging or assigning any Note to any Federal Reserve Bank in accordance with applicable law.

          10.7. Adjustments; Setoff. (a) If any Lender (a "Benefitted Lender") shall at any time receive any payment of all or part of its Loans or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by setoff, pursuant to events or proceedings of the nature referred to in Section 7.1(g), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loans, or shall provide such other Lenders with the Benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

          (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower or the Parent, any such notice being expressly waived by the Borrower and the Parent to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower or the Parent hereunder or under the Notes (whether at the stated maturity, by acceleration or otherwise) to setoff and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower or the Parent, as the case may be. Each Lender agrees promptly to notify the Borrower or the Parent, as applicable, and the Agent after any such setoff and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such setoff and application.

          10.8. Confidentiality. Each Lender agrees to exercise all reasonable efforts (consistent with its customary methods for keeping information confidential) to keep any information delivered or made available by the Borrower or any Restricted Subsidiary confidential from anyone other than persons employed or retained by such Lender who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided, that nothing herein shall prevent any Lender from disclosing such information (a) to any Affiliate of such Lender or to any other Lender, (b) upon the order of any court or administrative agency, (c) upon the request or demand of any regulatory agency or authority having jurisdiction over such Lender, (d) that has been publicly disclosed, (e) in connection with any litigation relating to the Loans, this Agreement or any transaction contemplated hereby to which any Loan Party, any Lender or the Agent may be a party, (f) to the extent reasonably required in connection with the exercise of any remedy hereunder, (g) to such Lender's legal counsel and independent auditors, (h) to any actual or proposed participant or assignee of all or any part of its Loans hereunder, if such other Person, prior to such disclosure, agrees, in writing, for the benefit of the Borrower to comply with the provisions of this Section 10.8 and (i) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor, if such contractual counterparty or professional advisor, prior to disclosure, agrees, in writing, for the benefit of the Borrower to comply with the provisions of this Section 10.8.

          10.9. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with each of the Borrower and the Agent.

          10.10. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          10.11. Integration. This Agreement and the other Loan Documents represent the agreement of the Borrower, all other Loan Parties, the Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to subject matter hereof or thereof not expressly set forth or referred to herein or in the other Loan Documents.

          10.12. Governing Law. THIS AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF OTHER THAN
SECTION 5- 1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

          10.13. FCC Approvals. Notwithstanding anything herein or in any other Loan Document, but without limiting or waiving in any way the Obligations of the Parent, the Borrower or any Restricted Subsidiary, as the case may be, hereunder or thereunder, the Agent's rights hereunder are subject to the Communications Act and all applicable policies, rules and regulations of the FCC. The Agent (on behalf of the Lenders) will not take any action pursuant to this Agreement which would constitute or result in any assignment or transfer control of any FCC license, whether de jure or de facto, if such assignment or transfer of control would require under then existing law (including the Communications Act and the published policies, rules and regulations promulgated by the FCC), the prior approval of the FCC or any other Governmental Authority, without first obtaining such approval. Each of the Parent, Borrower and any Restricted Subsidiary, as the case may be, agrees to take any action which the Agent may reasonably request in order to cause the Agent (on behalf of the Lenders) to obtain and enjoy the full rights and benefits granted by this Agreement and the Guarantees, including specifically, at the cost and expense of the Parent, the Borrower and any Restricted Subsidiaries, the use of their commercially reasonable best efforts to assist in obtaining approval of the FCC or Governmental Authority for an action or transaction contemplated by this Agreement or the Guarantees which are then required by law, and specifically, without limitation, upon request upon and during the continuance of an Event of Default, to prepare, sign and file (or cause to be filed) with the FCC or other Governmental Authority the assignor's, transferor's or controlling person's portion of any application or applications for consent to (i) the assignment of any FCC license or transfer or control thereof, (ii) any sale or sales of property constituting any Collateral by the Agent or on behalf of the Lenders, or (iii) any assumption by the Agent, the Lenders or their designees of voting rights or management rights in property constituting any Collateral effected in accordance with the terms of this Agreement or any other Loan Document.

          10.14. Submission To Jurisdiction; Waivers. Each of the Parent, the Borrower and each Restricted Subsidiary hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Parent, the Borrower or any Restricted Subsidiary, as the case may be, at its address set forth in Section 10.2 or at such other address of which the Agent shall have been notified pursuant thereto;

          (d) agrees that nothing contained herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

          10.15. Acknowledgments. The Parent and the Borrower hereby acknowledge that:

          (a) neither the Agent nor any Lender has any fiduciary relationship with or duty to the Parent, the Borrower or any Subsidiary arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Agent and the Lenders, on the one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of creditor and debtor; and

          (b) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or the Parent, the Borrower, any Subsidiary and the Lenders.

          10.16. Waivers of Jury Trial. THE PARENT, THE BORROWER, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE NOTES OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                                   RADIO UNICA HOLDINGS CORP.


                                   By:  /s/ Steve E. Dawson
                                        ----------------------------------
                                   Name:
                                   Title:


                                   RADIO UNICA CORP.


                                   By:  /s/ Steve E. Dawson
                                        ----------------------------------
                                   Name:
                                   Title:


                                   CANADIAN IMPERIAL BANK OF COMMERCE
                                   as Agent


                                   By:  /s/ Deborah Strek
                                        ----------------------------------
                                   Name:
                                   Title:



                                   LENDER:

                                   CIBC Inc.


                                   By:  /s/ Deborah Strek
                                        ----------------------------------
                                   Name:
                                   Title:

                                                                       EXHIBIT A
                                                                       TO CREDIT
                                                                       AGREEMENT


                        FORM OF BORROWER PLEDGE AGREEMENT

          PLEDGE AGREEMENT, dated as of July 8, 1998, made by RADIO UNICA CORP., a Delaware corporation (the "Pledgor"), in favor of CANADIAN IMPERIAL BANK OF COMMERCE, as agent (in such capacity, the "Agent") for the several banks and other financial institutions (the "Lenders") from time to time parties to the Credit Agreement, dated as of July 8, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among RADIO UNICA HOLDINGS CORP., the Pledgor, the Lenders and Agent.


                              W I T N E S S E T H:

          WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Pledgor upon the terms and subject to the conditions set forth therein, to be evidenced by the Notes issued by the Pledgor thereunder;

          WHEREAS, the Pledgor is the legal and beneficial owner of all the shares of Pledged Stock (as hereinafter defined) issued by each of the Issuers ( as hereinafter defined);

          WHEREAS, the Pledgor is, or from time to time may become, the beneficiary of Pledged Promissory Notes (as hereinafter defined);

          WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans to the Pledgor under the Credit Agreement that the Pledgor shall have executed and delivered this Pledge Agreement to the Agent for the ratable benefit of the Lenders;

          NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and the Lenders to make their respective Loans under the Credit Agreement, the Pledgor hereby agrees with the Agent, for the ratable benefit of the Lenders, as follows:

          1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein are used as defined therein, and the following terms shall have the following meanings:

          "Code" shall mean the Uniform Commercial Code from time to time in effect in the State of New York.

          "Collateral" shall mean the Pledged Stock, the Pledged Promissory Notes and all Proceeds (as defined below).

          "Issuers" shall mean the collective reference to the Issuers listed on
Schedule I hereto.

          "Obligations" shall mean the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Pledgor or any Subsidiary, as applicable, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding and whether the Agent, for the benefit of the Lenders, is oversecured or undersecured with respect to such Loans) the Notes and all other obligations and liabilities of the Pledgor or any Subsidiary, as applicable, to the Agent and the Lenders or any of their respective Affiliates, including any obligation of the Pledgor under any Hedging Agreement entered into with the Agent, any Lender or any of their respective Affiliates, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, the other Loan Documents, any Hedging Agreement with the Agent, any Lender or any of their respective Affiliates, this Pledge Agreement or any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Agent or to the Lenders that are required to be paid by the Pledgor or any Subsidiary, as applicable, pursuant to the terms of the Credit Agreement, this Pledge Agreement, any other Loan Document or any Hedging Agreement with the Agent, any Lender or any of their respective Affiliates) or otherwise.

          "Pledge Agreement" shall mean this Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

          "Pledged Promissory Notes" shall mean any now existing or future promissory note or instrument executed by a Person in favor of the Pledgor other than any intercompany notes or instrument executed by any Loan Party in favor of another Loan Party in accordance with Section 6.2(d) of the Credit Agreement.

          "Pledged Stock" shall mean the shares of Capital Stock of the Issuers listed on Schedule I hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by any Issuer to the Pledgor while this Pledge Agreement is in effect.

          "Proceeds" shall mean all "proceeds" as such term is defined in
Section 9-306(1) of the Code and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

          2. Pledge; Grant of Security Interest. The Pledgor hereby delivers to the Agent, for the ratable benefit of the Lenders, all the Pledged Stock, and hereby grants to the Agent, for the ratable benefit of the Lenders, a first priority security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Pledgor's Obligations.

          3. Stock Powers. Concurrently with the delivery to the Agent of each certificate representing one or more shares of Pledged Stock, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor with, if the Agent so requests, signature guaranteed.

          4. Endorsement. Concurrently with the delivery of the Pledged Promissory Notes to the Agent, the Pledgor shall deliver an undated endorsement carrying such Pledged Promissory Notes, duly executed in blank by the Pledgor.

          5. Representations and Warranties. The Pledgor represents and warrants that:

          (a) the shares of Pledged Stock listed on Schedule I constitute all the issued and outstanding shares of each class of the Capital Stock of each of the Issuers listed on Schedule I; except that Joaquin F. Blaya owns 200 shares of Class A common stock of Blaya, Inc.

          (b) all the shares of Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

          (c) the Pledgor is the sole record and beneficial owner of, and has good and marketable title to, the Pledged Stock listed on Schedule I, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement;

          (d) to the extent in existence on the date hereof, the Pledgor is the sole legal and beneficial holder of the Pledged Promissory Notes free and clear of any and all Liens or options in favor of, or claims of, any other person, except the Lien created by this Pledge Agreement;

          (e) upon delivery to the Agent of the stock certificates evidencing the Pledged Stock, the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the Collateral, enforceable as such against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          (f) The chief executive office of the Pledgor and the office where the Pledgor keeps its records concerning the Pledged Promissory Notes and all contracts relating thereto is located at 8400 N.W. 52nd Street, Suite 101, Miami, Florida 33176. The Pledgor shall not establish a new location for its chief executive office or change its name until (i) it has given to the Agent not less than 30 days' prior written notice of its intention to do so, clearly describing such new location or specifying such new name, as the case may be, and (ii) with respect to such new location or such new name, as the case may be, it shall have taken all action, satisfactory to the Agent, to maintain the security interest of the Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

          6. Covenants. The Pledgor covenants and agrees with the Agent and the Lenders that, from and after the date of this Pledge Agreement until the Obligations are paid in full and the Commitments are terminated:

          (a) If the Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Agent and the Lenders, hold the same in trust for the Agent and the Lenders and deliver the same forthwith to the Agent in the exact form received, duly endorsed by the Pledgor to the Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor to be held by the Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer shall be paid over to the Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Agent, hold such money or property in trust for the Lenders, segregated from other funds of the Pledgor, as additional collateral security for the Obligations.

          (b) If the Pledgor shall become entitled to receive or shall have received any Pledged Promissory Notes, the Pledgor shall accept the same as the agent of the Agent and the Lenders, hold the same in trust for the Agent and the Lenders and deliver the same forthwith to the Agent in the exact form received, together with an undated endorsement covering such Promissory Note duly executed in blank by the Pledgor to be held by the Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of any Pledged Promissory Note upon the bankruptcy, liquidation or dissolution of any of the makers of any such Pledged Promissory Notes shall be paid over to the Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid in respect of any such Pledged Promissory Notes shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Agent, hold such money or property in trust for the Agent and Lenders, segregated from other funds of the Pledgor, as additional collateral security for the Obligations.

          (c) Without the prior written consent of the Agent, the Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur or permit to exist any other Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement. The Pledgor will defend and will indemnify and hold harmless the Agent and the Lenders against the claims and demands of all Persons whomsoever with respect to any claim arising from or in connection with the right, title and interest of the Agent and the Lenders in and to the Collateral.

          (d) At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Pledge Agreement.

          (e) The Pledgor agrees to pay, and to save the Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamps, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

          (f) The Pledgor agrees that, within 30 days of any corporation becoming a Subsidiary (as defined in the Credit Agreement), in the case of shares of stock of such Subsidiary, it shall (i) upon the request of the Agent, deliver to the Agent all such shares owned by the Pledgor, together with appropriate undated stock powers duly executed in blank and (ii) execute and deliver a new pledge agreement (or a supplement to this Pledge Agreement) covering such shares. Upon such delivery, such shares shall constitute a representation and warranty as of the date of such delivery that the representations and warranties contained in Section 5 above are true and correct on such date after giving effect to such delivery. The Pledgor shall also furnish to the Lenders such legal opinions confirming such representations and warranties as the Agent or any Lender may reasonably request.

          7. Cash Dividends; Voting Rights. Unless a Default shall have occurred and be continuing, the Pledgor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock to the extent permitted in the Credit Agreement; provided that any such cash dividends received by the Pledgor during the pendency of any Default or Event of Default, as applicable, shall be promptly returned to the Issuer of such cash dividends, respectively, and any such cash dividends received during the pendency of any Event of Default or during the pendency of a Default but not returned prior to such Event of Default shall be promptly delivered to the Agent. Unless an Event of Default shall have occurred and be continuing, the Pledgor shall be permitted to exercise all voting and corporate rights with respect to the Pledged Stock; provided that no vote shall be cast or corporate right exercised or other action taken which, in the Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Notes, the other Loan Documents or this Pledge Agreement.

          8. Rights of the Lenders and the Agent. (a) If an Event of Default shall occur and be continuing and the Agent shall give notice of its intent to exercise such rights to the Pledgor, (i) the Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock, and to make application thereof to the Obligations in such order as the Agent may determine and (ii) all shares of the Pledged Stock shall be registered in the name of the Agent or its nominee, and the Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meetings of shareholders of any Issuer or otherwise, and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options, pertaining to any of such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any of Issuer, or upon the exercise by the Pledgor or the Agent of any right, privilege or option pertaining to any of such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability to the Agent except to account for property actually received by it, but the

Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (b) The rights of the Agent and the Lenders hereunder shall not be conditioned or contingent upon the pursuit by the Agent or any Lender of any right or remedy against the Pledgor, any Issuer, any guarantor or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. Neither the Agent nor any Lender shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

          9. Remedies. If an Event of Default shall occur and be continuing, the Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, any Issuer, any guarantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Agent, to the payment in whole or in part of the Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Agent or any Lender to collect such deficiency.

          10. Private Sales. (a) The Pledgor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Stock or the Pledged Promissory Notes, by reason of certain prohibitions contained in the Securities Act of 1933 (the "Securities Act") and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Stock or the Pledged Promissory Notes for the period of time necessary to permit any Issuer or the Pledgor to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer or the Pledgor would agree to do so.

          (b) The Pledgor further agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock or the Pledged Promissory Notes pursuant to this Section 10 valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of any of the covenants contained in this Section 10 will cause irreparable injury to the Agent and the Lenders, that the Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 10 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

          11. Limitation on Duties Regarding Collateral. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar securities and property for its own account. None of the Agent, the Lenders or any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

          12. FCC Compliance. Notwithstanding anything herein to the contrary, but without limiting or waiving Pledgor's obligations hereunder, the Lenders' remedies hereunder are subject to the Communications Act of 1934, as amended, and all applicable rules, regulations and policies of the FCC ("FCC Law"), and the Agent and the lenders will not take any action pursuant to this Agreement that would constitute or result in any assignment or transfer of control of any FCC authorization held by Pledgor if such assignment or transfer of control would require under then existing FCC Law the prior approval of the FCC, without first obtaining such approval of the FCC. Pledgor agrees to take any action which the Agent may reasonably request in order to cause the Agent (on behalf of the Lenders) to obtain and enjoy the full rights and benefits granted by this Agreement, including specifically, at the cost and expense of Pledgor, the use of its commercially reasonable best efforts to assist in obtaining approval of the FCC or Governmental Authority for an action or transaction contemplated by this Agreement which are then required by law, and specifically, without limitation, upon request upon and during the continuance of an Event of Default, to prepare, sign and file (or cause to be filed) with the FCC or other Governmental Authority the assignor's, transferor's or controlling person's portion of any application or applications for consent to (i) the assignment of any FCC license or transfer or control thereof, (ii) any sale or sales of property constituting any Collateral by the Agent or on behalf of the Lenders, or (iii) any assumption by the Agent, the Lenders or their designees of voting rights or management rights in property constituting any Collateral effected in accordance with the terms of this Agreement or any other Loan Document.

          13. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

          14. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          15. Section Headings. The section headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          16. No Waiver; Cumulative Remedies. Neither the Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 17) be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          17. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Agent; provided that any provision of this Pledge Agreement may be waived by the Agent in a letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent. This Pledge Agreement shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns. THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

          18. Notices. Notices may be given by mail, by telex or by facsimile transmission, addressed or transmitted to the Person to which it is being given at such Person's address or transmission number set forth in the Credit Agreement and shall be effective (a) in the case of mail, three days after deposit in the postal system, first class postage pre-paid, and (b) in the case of telex or facsimile notices, when sent. The Pledgor and the Issuer may change their respective addresses and transmission numbers by written notice to the Agent.

          19. Irrevocable Authorization and Instruction to Issuers. The Pledgor hereby authorizes and instructs each Issuer to comply with any instruction received by it from the Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Issuers shall be fully protected in so complying.

          20. Authority of Agent. The Pledgor acknowledges that the rights and responsibilities of the Agent under this Pledge Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Pledgor, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and neither the Pledgor nor any Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

          21. Termination; Release. Upon the repayment of all the Obligations in full and the termination of the Commitment, this Pledge Agreement shall terminate, and the Agent, at the request of and expense of the Pledgor, will promptly execute and deliver to the Pledgor the proper instruments (including Uniform Commercial Code termination statements on form UCC-2) acknowledging the termination of this Pledge Agreement, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty of any kind) such of the Collateral as may be in the possession of the Agent and has not theretofore been disposed of or otherwise applied or released. In addition, upon payment in full of a Pledged Promissory Note by the maker thereof, upon request of the Pledgor and after receipt by the Agent in its sole discretion, the Agent will return such Pledged Promissory Note to the Pledgor for further delivery to such maker.

          22. Counterparts. This Pledge Agreement may be executed in counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned have caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                              RADIO UNICA CORP.



                              By
                                ------------------------------------------
                                Name:
                                Title:


                              CANADIAN IMPERIAL BANK OF
                              COMMERCE, as Agent



                              By:
                                ------------------------------------------
                                Name:
                                Title: Executive Director
                                       CIBC Oppenheimer Corp., as Agent

                                     FORM OF
                           ACKNOWLEDGMENT AND CONSENT


          [______________], a [______________] corporation ("[______________]"), one of the Issuers referred to in the foregoing Pledge Agreement, hereby acknowledges receipt of a copy thereof, agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. [____________ ___________] agrees to notify the Agent promptly in writing of the occurrence of any of the events described in Section 6(a) of the Pledge Agreement. [__________ _______________] further agrees that the terms of Section 10(b) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 10 of the Pledge Agreement.


                                   [NAME OF ISSUER]



                                   By
                                     ----------------------------
                                     Title:

                                                                      SCHEDULE I
                                                                     TO BORROWER
                                                                PLEDGE AGREEMENT


                          DESCRIPTION OF PLEDGED STOCK



                                                       Stock
                                    Class of         Certificate        No. of
Issuer of Pledged Stock              Stock*              No.            Shares
-----------------------             --------         -----------        ------
Radio Unica of San
Francisco, Inc.

Blaya, Inc.

Radio Unica of Miami,
Inc.

Radio Unica of Los
Angeles, Inc.

Radio Unica of San
Antonio, Inc.

Radio Unica Network,
Inc.

Radio Unica Sales
Corp.



----------

*  Common unless otherwise indicated.

                                                                       EXHIBIT B
                                                                       TO CREDIT
                                                                       AGREEMENT


                                     FORM OF
                           BORROWER SECURITY AGREEMENT


          SECURITY AGREEMENT, dated as of July 8, 1998, made by RADIO UNICA CORP., a Delaware corporation (the "Borrower"), in favor of CANADIAN IMPERIAL BANK OF COMMERCE, as Agent (in such capacity, the "Agent") for the several banks and other financial institutions (the "Lenders") from time to time parties to the Credit Agreement, dated as of July 8, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among RADIO UNICA HOLDINGS CORP., the Borrower, the Lenders and the Agent.


                              W I T N E S S E T H :

          WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrower upon the terms and subject to the conditions set forth therein, to be evidenced by the Notes issued by the Borrower thereunder; and

          WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans to the Borrower under the Credit Agreement that the Borrower shall have executed and delivered this Security Agreement to the Agent for the ratable benefit of the Lenders;

          NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and the Lenders to make their respective Loans to the Borrower under the Credit Agreement, the Borrower hereby agrees with the Agent, for the ratable benefit of the Lenders, as follows:

          1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein are used herein as defined therein. The following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as defined therein:
Accounts, Chattel Paper, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory, Investment Property and Proceeds. The following terms shall have the following meanings:

          "Code" shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

          "Collateral" shall have the meaning assigned to it in Section 2.

          "Contracts" shall mean all contracts executed from time to time by the Borrower, including, without limitation, (A) any Hedging Agreement to which the Borrower is a party and (B) any Account, as each Account may from time to time be amended, supplemented or otherwise modified, including, without limitation,
(i) all rights of the Borrower to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of the Borrower to damages arising out of, or for, breach or default in respect thereof and (iii) all rights of the Borrower to perform and to exercise all remedies thereunder.

          "Obligations" shall mean the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower or any Subsidiary, as applicable, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding and whether the Agent, for the benefit of the Lenders, is oversecured or undersecured with respect to such Loans) the Notes and all other obligations and liabilities of the Borrower or any Subsidiary, as applicable, to any of the Agents or the Lenders or any of their respective Affiliates, including any Reimbursement Obligations and any obligation of the Borrower under any Hedging Agreement entered into with any Agent, any Lender or any of their respective Affiliates, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, the other Loan Documents, any Hedging Agreement with any Agent, any Lender or any of their respective Affiliates or this Security Agreement or any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Agent or to the Lenders that are required to be paid by the Borrower or any Subsidiary, as applicable, pursuant to the terms of the Credit Agreement, any other Loan Document, any Hedging Agreement with any Agent, any Lender or any of their respective Affiliates or this Security Agreement) or otherwise.

          "Security Agreement" shall mean this Security Agreement, as amended, supplemented or otherwise modified from time to time.

          2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of the Borrower, the Borrower hereby grants to the Agent for the ratable benefit of the Lenders a security interest in all the following property now owned or at any time hereafter acquired by the Borrower or in which the Borrower now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

          i.       all Accounts;

          ii.      all Chattel Paper;

          iii.     all Contracts;

          iv.      all Documents;

          v.       all Equipment;

          vi.      all General Intangibles;

          vii.     all Instruments;

          viii.    all Inventory;

          ix.      all Investment Property; and

          x. to the extent not otherwise included, all Proceeds and products of any and all of the foregoing;

provided that nothing contained herein shall create a collateral assignment with respect to or a security interest in (A) any Contract if the grant of such collateral is (or is determined by non-appealable adjudication of a court or other dispute resolution tribunal to be) expressly prohibited by the terms of such Contract, (B) with respect to any other Collateral which is subject to a Lien permitted under Section 6.3 of the Credit Agreement or (C) any license, permit or other governmental authorization which by its terms is not assignable.

          3. Rights of Agent and Lenders; Limitations on Agent's and Lenders' Obligations.

          (a) Borrower Remains Liable under Accounts and Contracts. Anything herein to the contrary notwithstanding, the Borrower shall remain liable under each of the Accounts and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account and in accordance with and pursuant to the terms and provisions of each such Contract. Neither the Agent nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto) or under any Contract by reason of or arising out of this Security Agreement or the receipt by the Agent or any such Lender of any payment relating to such Account or Contract pursuant hereto, nor shall the Agent or any Lender be obligated in any manner to perform any of the obligations of the Borrower under or pursuant to any Account (or any agreement giving rise thereto) or under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto) or under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (b) Notice to Account Debtors and Contracting Parties. At any time after the occurrence and during the continuance of an Event of Default, the Agent shall have the right upon written notice to the Borrower of its intention to do so, to notify account debtors or obligors on the Accounts and parties to the Contracts that the Accounts and the Contracts have been assigned to the Agent for the ratable benefit of the Lenders and that payments due or to become due to the Borrower in respect thereof shall be made directly to the Agent and, upon such notification, and at the expense of the Borrower, to enforce collection of any such Accounts. At any time after the occurrence and during the continuance of an Event of Default, the Agent may, at any time, in its own name or in the name of the Lenders or the Borrower communicate with account debtors on the Accounts and parties to the Contracts to verify with them to its satisfaction the existence, amount and terms of any Accounts or Contracts.

          (c) Collections on Accounts. The Agent hereby authorizes the Borrower to collect the Accounts and the Agent may curtail or terminate said authority at any time upon the occurrence and during the continuance of an Event of Default. If required by the Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, when collected by the Borrower, shall be forthwith (and, in any event, within two Business Days) deposited by the Borrower in the exact form received, duly endorsed by the Borrower to the Agent if required, in a special collateral account maintained by the Agent, subject to withdrawal by the Agent for the account of the Lenders only, as hereinafter provided, and, until so turned over, shall be held by the Borrower in trust for the Agent and the Lenders, segregated from other funds of the Borrower. Each deposit of any such Proceeds shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit. All Proceeds constituting collections of Accounts while held by the Agent (or by the Borrower in trust for the Agent and the Lenders) shall continue to be collateral security for all the Obligations and shall not constitute payment thereof until applied as hereinafter provided. At such intervals as may be agreed upon by the Borrower and the Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Agent's election, the Agent shall apply all or any part of the funds on deposit in said special collateral account on account of the Obligations in such order as the Agent may elect, and any part of such funds which the Agent elects not so to apply and deems not required as collateral security for the obligations shall be paid over from time to time by the Agent to the Borrower or to whomsoever may lawfully be entitled to receive the same. Upon the occurrence of an Event of Default that is continuing, at the Agent's request, the Borrower shall deliver to the Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including, without limitation, all original orders, invoices and shipping receipts.

          (d) Analysis of Accounts. The Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Borrower shall furnish all such assistance and information as the Agent may require in connection therewith; provided that the Agent shall use its reasonable efforts to minimize any disruption of the Borrower's business resulting from such verifications. At any time and from time to time if the Agent concludes in its reasonable judgment, based upon its evaluation of the general creditworthiness of the Borrower, that such examination is required, and so requests, the Borrower shall, at the Borrower's expense if at any time after the occurrence and during the continuance of an Event of Default, and otherwise at the Agent's expense, cause independent public accountants or other parties that are not Affiliates of the Borrower and are satisfactory to the Agent to furnish to the Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts.

          4. Representations and Warranties. The Borrower hereby represents and warrants that:

          (a) Title; No Other Liens. Except as permitted under Section 6.3 of the Credit Agreement, the Borrower owns each item of the Collateral free and clear of any and all Liens or claims of others. Except as permitted under
Section 6.3 of the Credit Agreement, no security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Agent, for the ratable benefit of the Lenders, pursuant to this Security Agreement.

          (b) Perfected First Priority Liens. Except as permitted under Section
6.3 of the Credit Agreement, the Liens granted pursuant to this Security Agreement will, upon the filing of appropriate financing statements, constitute perfected Liens on the Collateral in favor of the Agent, for the ratable benefit of the Lenders, which are prior to all other Liens on the Collateral created by the Borrower and in existence on the date hereof and which are enforceable as such against all creditors of and purchasers from the Borrower and against any owner or purchaser of the real property where any of the Equipment is located and any present or future creditor obtaining a Lien on such real property, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          (c) Accounts. The amount represented by the Borrower to the Lenders from time to time as owing by each account debtor or by all account debtors in respect of the Accounts will at such time be the correct amount actually owing by such account debtor or debtors thereunder. No amount payable to the Borrower under or in connection with any Account is evidenced by any Instrument or Chattel Paper which has not been delivered to the Agent. The place where the Borrower keeps its records concerning the Accounts is 8400 N.W. 52nd Street, Suite 101, Miami, Florida 33176.

          (d) Material Agreement. Except as set forth in Schedule 3.4 to the Credit Agreement, no consent of any party (other than the Borrower) to any Material Agreement is required, or purports to be required, in connection with the execution, delivery and performance of this Security Agreement. Each Material Agreement is in full force and effect and constitutes a valid and legally enforceable obligation of the parties thereto, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Material Agreements by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Material Agreement to any material adverse limitation, either specific or general in nature. Neither the Borrower nor to the best of the Borrower's knowledge any other party to any Material Agreement is in default in the performance or observance of any of the terms thereof. The Borrower has fully performed in all material respects all its obligations under each of the Material Agreements. The right, title and interest of the Borrower in, to and under each Material Agreement are not subject to any defense, offset, counterclaim or claim which would materially adversely affect the value of such Material Agreement as Collateral, nor have any of the foregoing been asserted or alleged against the Borrower as to any Material Agreement. The Borrower has delivered to the Agent a complete and correct copy of each Material Agreement, including all amendments, supplements and other modifications thereto and will deliver any other Contract which the Agent may request. No amount payable to the Borrower under or in connection with any Material Agreement is evidenced by any Instrument or Chattel Paper which has not been delivered to the Agent.

          (e) Inventory and Equipment. Except as permitted in Section 5(p), the Inventory and the Equipment are kept at the locations listed on Schedule I hereto.

          (f) Chief Executive Office. Except as permitted in Section 5(p), the Borrower's chief executive office and chief place of business is located at 8400 N.W. 52nd Street, Suite 101, Miami, Florida 33176.

          (g) Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

          (h) Investment Property. The Investment Property, other than accounts invested in cash equivalents and other than shares of capital stock of the Borrower's Subsidiaries, consists of the items set forth on Annex A.

          5. Covenants. The Borrower covenants and agrees with the Agent and the Lenders that, from and after the date of this Security Agreement until the Obligations are paid in full and the Commitments are terminated:

          (a) Further Documentation; Pledge of Instruments and Chattel Paper. At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further action as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Borrower also hereby authorizes the Agent to file any such financing or continuation statement without the signature of the Borrower to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Security Agreement.

          (b) Indemnification. The Borrower agrees to pay, and to save the Agent and the Lenders harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses) (i) with respect to, or resulting from, any delay in paying any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any Requirement of Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement, except resulting from the Agent's or any Lender's gross negligence or willful misconduct. In any suit, proceeding or action brought by the Agent or any Lender under any Account or Contract for any sum owing thereunder, or to enforce any provisions of any Account or Contract, the Borrower will save, indemnify and keep the Agent and such Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Borrower, except resulting from the Agent's or any Lender's gross negligence or willful misconduct.

          (c) Maintenance of Records. The Borrower will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts. The Borrower will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby in such manner as the Agent may request. For the Agent's and the Lenders' further security, the Agent, for the ratable benefit of the Lenders, shall have a security interest in all the Borrower's books and records pertaining to the Collateral, and the Borrower shall, during the continuance of a Default under Section 7.1(a) or Section 7.1(c) of the Credit Agreement as it relates to Section 6.1 of the Credit Agreement, turn over copies of such books and records and during the continuation of an Event of Default turn over any such books and records, in each case, to the Agent or to its representatives during normal business hours at the request of the Agent.

          (d) Right of Inspection. The Agent and the Lenders shall after reasonable notice to the Borrower be permitted to visit and inspect any of the properties of the Borrower and examine and make abstracts from any books and records of the Borrower at any reasonable time and as often as may reasonably be desired, and the Borrower agrees to render to the Agent and the Lenders, at the Borrower's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Agent and the Lenders and their respective representatives shall after reasonable notice to the Borrower be permitted to visit any of the properties of the Borrower where any of the Inventory or Equipment is located at any reasonable time and as often as may reasonably be desired, for the purpose of inspecting the Inventory or Equipment, observing its use or otherwise protecting its interests therein. Each such visitation and inspection (a) by or on behalf of any Lender shall be at such Lender's expense and (b) by or on behalf of the Agent following the occurrence and during the continuance of any Default or Event of Default shall be at the Borrower's expense.

          (e) Compliance with Laws. The Borrower will comply in all material respects with all Requirements of Law applicable to the Collateral or any part thereof or to the operation of the Borrower's business except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

          (f) Compliance with Terms of Contracts. The Borrower will perform and comply in all material respects with all its obligations under the Contracts and all its other Contractual Obligations relating to the Collateral except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

          (g) Payment of Obligations. The Borrower will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against on the Borrower's books in accordance with GAAP.

          (h) Limitation on Liens on Collateral. The Borrower will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and other than as permitted pursuant to Section 6.3 of the Credit Agreement, and will defend the right, title and interest of the Agent and the Lenders in and to any of the Collateral against the claims and demands of all Persons whomsoever.

          (i) Limitations on Dispositions of Collateral. The Borrower will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except as permitted pursuant to Section 6.6 of the Credit Agreement.

          (j) Limitations on Discounts, Compromises, Extensions of Accounts. Other than in the ordinary course of business, the Borrower will not grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

          (k) Maintenance of Equipment. The Borrower will maintain each item of Equipment in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose.

          (l) Further Identification of Collateral. The Borrower will furnish to the Agent and the Lenders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may request, all in reasonable detail.

          (m) Notices. The Borrower will advise the Agent and the Lenders promptly, in reasonable detail, at their respective addresses set forth in the Credit Agreement, (i) of any Lien (other than Liens created hereby or permitted under the Credit Agreement) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

          (n) Changes in Locations, Name, etc. Unless the Borrower gives 30 days' prior written notice to the Agent, the Borrower will not (i) change the location of its chief executive office/chief place of business from that specified in Section 4(f) or remove its books and records from the location specified in Section 4(c), (ii) permit any of the Inventory or Equipment to be kept at a location other than those listed on Schedule I hereto or (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Agent in connection with this Security Agreement would become seriously misleading.

          6. Agent's Appointment as Attorney-in-Fact.

          (a) Powers. The Borrower hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, the Borrower hereby gives the Agent the power and right, on behalf of the Borrower, without notice to or assent by the Borrower, to do the following:

          (i) in the case of any Account, at any time when the authority of the Borrower to collect the Accounts has been curtailed or terminated pursuant to the first sentence of Section 3(c), or in the case of any other Collateral, at any time when any Event of Default shall have occurred and is continuing, in the name of the Borrower or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral whenever payable;

          (ii) upon the occurrence and during the continuance of any Event of Default, to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

          (iii) upon the occurrence and during the continuance of any Event of Default, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Borrower's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's and the Lenders' Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Borrower might do.

The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

          (b) Other Powers. The Borrower also authorizes the Agent and the Lenders, at any time and from time to time, to execute, in connection with the sale provided for in this Section 6 or in Section 9 below, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

          (c) No Duty on Agent or Lenders' Part. The powers conferred on the Agent and the Lenders hereunder are solely to protect the Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Agent or any Lender to exercise any such powers. The Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

          7. Performance by Agent of Borrower's Obligations. If the Borrower fails to perform or comply with any of its agreements contained herein and the Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum 2% above the Alternate Base Rate, shall be payable by the Borrower to the Agent on demand and shall constitute Obligations secured hereby.

          8. Proceeds. In addition to the rights of the Agent and the Lenders specified in Section 3(c) with respect to payments of Accounts, it is agreed that if an Event of Default shall occur and be continuing (a) upon written notice by the Agent to the Borrower, all Proceeds received by the Borrower consisting of cash, checks and other near-cash items shall be held by the Borrower in trust for the Agent and the Lenders, segregated from other funds of the Borrower, and, forthwith upon receipt by the Borrower, shall be turned over to the Agent in the exact form received by the Borrower (duly endorsed by the Borrower to the Agent, if required), and (b) any and all such Proceeds received by the Agent (whether from the Borrower or otherwise) may, in the sole discretion of the Agent, be held by the Agent for the ratable benefit of the Lenders as collateral security for, and/or then or at any time thereafter may be applied by the Agent against, the Obligations (whether matured or unmatured), such application to be in such order as the Agent shall elect. Any balance of such Proceeds remaining after the Obligations shall have been paid in full and the Commitments shall have been terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

          9. Remedies. If an Event of Default shall occur and be continuing, the Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower, any guarantor, or any other Person (all and each of which demands, defenses, advertisements and notices being hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released. The Borrower further agrees, at the Agent's request, to assemble the Collateral and make it available to the Agent at such places as the Agent shall reasonably select, whether at the Borrower's premises or elsewhere. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(i)(c) of the Code, need the Agent account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Agent or any Lender to collect such deficiency.

          10. Limitation on Duties Regarding Preservation of Collateral. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent, any Lender, nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or otherwise.

          11. FCC Compliance. Notwithstanding anything herein to the contrary, but without limiting or waiving Borrower's obligations hereunder, the Lenders' remedies hereunder are subject to the Communications Act of 1934, as amended, and all applicable rules, regulations and policies of the FCC ("FCC Law"), and the Agent and the lenders will not take any action pursuant to this Agreement that would constitute or result in any assignment or transfer of control of any FCC authorization held by Borrower if such assignment or transfer of control would require under then existing FCC Law the prior approval of the FCC, without first obtaining such approval of the FCC. Borrower agrees to take any action which the Agent may reasonably request in order to cause the Agent (on behalf of the Lenders) to obtain and enjoy the full rights and benefits granted by this Agreement, including specifically, at the cost and expense of Borrower, the use of its commercially reasonable best efforts to assist in obtaining approval of the FCC or Governmental Authority for an action or transaction contemplated by this Agreement which are then required by law, and specifically, without limitation, upon request upon and during the continuance of an Event of Default, to prepare, sign and file (or cause to be filed) with the FCC or other Governmental Authority the assignor's, transferor's or controlling person's portion of any application or applications for consent to (i) the assignment of any FCC license or transfer or control thereof, (ii) any sale or sales of property constituting any Collateral by the Agent or on behalf of the Lenders, or (iii) any assumption by the Agent, the Lenders or their designees of voting rights or management rights in property constituting any Collateral effected in accordance with the terms of this Agreement or any other Loan Document.

          12. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

          13. Limitation on Lines of Business. Nothing in this Security Agreement shall be deemed or construed as modifying in any way the restrictions on the Borrower's activities as set forth in Section 6.14 of the Credit Agreement.

          14. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          15. Section Headings. The section headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          16. No Waiver; Cumulative Remedies. Neither the Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 17), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

          17. Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Borrower and the Agent; provided that any provision of this Security Agreement may be waived by the Agent in a written letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent. This Security Agreement shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns.

          18. Governing Law. THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF OTHER THAN
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, EXCEPT FOR PERFECTION AND ENFORCEMENT OF SECURITY INTERESTS AND LIENS IN OTHER JURISDICTIONS TO THE EXTENT THE LAW OF ANOTHER JURISDICTION IS MANDATORILY APPLICABLE PURSUANT TO THE LAWS OF SUCH JURISDICTION.

          19. Notices. Notices hereunder may be given by mail, by telex or by facsimile transmission, addressed or transmitted to the Person to which it is being given at such Person's address or transmission number set forth in the Credit Agreement and shall be effective (a) in the case of mail, three days after deposit in the postal system, first class postage pre-paid and (b) in the case of telex or facsimile notices, when sent. The Borrower may change its address and transmission number by written notice to the Agent, and the Agent or any Lender may change its address and transmission number by written notice to the Borrower and, in the case of any Lender, to the Agent.

          20. Authority of Agent. The Borrower acknowledges that the rights and responsibilities of the Agent under this Security Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Borrower, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Borrower shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

          21. Counterparts. This Security Agreement may be executed in counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

          IN WITNESS WHEREOF, the Borrower and the Agent have caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                   RADIO UNICA CORP.



                                   By:
                                       -------------------------------
                                       Title:


                                   CANADIAN IMPERIAL BANK OF
COMMERCE,                                   as Agent



                                   By:
                                       -------------------------------
                                     Title:  Executive Director
                                             CIBC Oppenheimer Corp., as Agent

                                                                      SCHEDULE I
                                                                     TO BORROWER
                                                              SECURITY AGREEMENT



                                RADIO UNICA CORP.
                             8400 N.W. 52nd Street,
                         Suite 101, Miami, Florida 33176

                              LOCATION OF INVENTORY

                                      None.

                              LOCATION OF EQUIPMENT


                                8400 N.W. 52nd Street, Suite 101
                                Miami, Florida 33176

                                501 W. 28th Street
                                Hialeah, Florida 33010

                                51 East 25th Street
                                New York, New York

                                                                         ANNEX A
                                                                     TO BORROWER
                                                              SECURITY AGREEMENT



                                RADIO UNICA CORP.



                           LIST OF INVESTMENT PROPERTY
                           ---------------------------


                                      NONE

                         FORM OF PARENT PLEDGE AGREEMENT

          PLEDGE AGREEMENT, dated as of July 8, 1998, made by RADIO UNICA HOLDINGS CORP., a Delaware corporation (the "Pledgor"), in favor of CANADIAN IMPERIAL BANK OF COMMERCE, as agent (in such capacity, the "Agent") for the several banks and other financial institutions (the "Lenders") from time to time parties to the Credit Agreement, dated as of July 8, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Pledgor, RADIO UNICA CORP., a Delaware corporation (the "Borrower"), the Lenders and the Agent.


                              W I T N E S S E T H:

          WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrower upon the terms and subject to the conditions set forth therein, to be evidenced by the Notes issued by the Borrower thereunder and the Pledgor has agreed to guarantee the repayment of the Loans; and

          WHEREAS, the Pledgor is the legal and beneficial owner of all the shares of Pledged Stock (as hereinafter defined) issued by the Borrower; and

          WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans to the Borrower under the Credit Agreement that the Pledgor shall have executed and delivered this Pledge Agreement to the Agent for the ratable benefit of the Lenders.

          NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and the Lenders to make their respective Loans under the Credit Agreement, the Pledgor hereby agrees with the Agent, for the ratable benefit of the Lenders, as follows:

          1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein are used as defined therein, and the following terms shall have the following meanings:

          "Code" means the Uniform Commercial Code from time to time in effect in the State of New York.

          "Collateral" means the Pledged Stock and all Proceeds.

          "Obligations" means the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans, and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Pledgor, the Borrower or any Subsidiary, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding and whether the Agent, for the benefit of the Lenders, is oversecured or undersecured with respect to such Loans), the Notes and all other obligations and liabilities of the Pledgor, the Borrower or any Subsidiary, as applicable, to the Agent and the Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, the other Loan Documents, any Hedging Agreement with the Agent or any Lender or this Pledge Agreement or any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Agent or to the Lenders that are required to be paid by the Pledgor, the Borrower or any Subsidiary, as applicable, pursuant to the terms of the Credit Agreement, this Pledge Agreement, any other Loan Document or any Hedging Agreement with the Agent or any Lender) or otherwise.

          "Pledge Agreement" means this Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

          "Pledged Stock" means the shares of capital stock of the Borrower listed on Schedule I hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by the Borrower to the Pledgor while this Pledge Agreement is in effect.

          "Proceeds" means all "proceeds" as such term is defined in Section 9-306(1) of the Code and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

          2. Pledge; Grant of Security Interest. The Pledgor hereby delivers to the Agent, for the ratable benefit of the Lenders, all the Pledged Stock and hereby grants to the Agent, for the ratable benefit of the Lenders, a first priority security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

          3. Stock Powers. Concurrently with the delivery to the Agent of each certificate representing one or more shares of Pledged Stock to the Agent, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor.

          4. Representations and Warranties. The Pledgor represents and warrants that:

          (a) the shares of Pledged Stock listed on Schedule I constitute all the issued and outstanding shares of each class of the Capital Stock of the Borrower;

          (b) all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

          (c) the Pledgor is the sole record and beneficial owner of, and has good and marketable title to, the Pledged Stock listed on Schedule I, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement; and

          (d) upon delivery to the Agent of the stock certificates evidencing the Pledged Stock, the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the Collateral, enforceable as such against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          5. Covenants. The Pledgor covenants and agrees with the Agent and the Lenders that, from and after the date of this Pledge Agreement until the Obligations are paid in full and the Commitments are terminated:

          (a) If the Pledgor shall, as a result of his ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Agent and the Lenders, hold the same in trust for the Agent and the Lenders and deliver the same forthwith to the Agent in the exact form received, duly endorsed by the Pledgor to the Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with, if the Agent so requests, signature guaranteed, to be held by the Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of the Borrower shall be paid over to the Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the Borrower or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Agent, hold such money or property in trust for the Lenders, segregated from other funds of the Pledgor, as additional collateral security for the Obligations.

          (b) Without the prior written consent of the Agent, the Pledgor will not (i) vote to enable, or take any other action to permit, the Borrower to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of the Borrower, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur or permit to exist any other Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement. The Pledgor will defend and will indemnify and hold harmless the Agent and the Lenders against the claims and demands of all Persons whomsoever with respect to any claim arising from or in connection with the right, title and interest of the Agent and the Lenders in and to the Collateral.

          (c) At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Pledge Agreement.

          (d) The Pledgor agrees to pay, and to save the Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamps, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

          (e) The Pledgor agrees that within 30 days of any corporation becoming a Subsidiary (as defined in the Credit Agreement) in the case of shares of stock of such Subsidiary, it shall (i) upon the request of the Agent, deliver to the Agent all such shares owned by the Pledgor, together with appropriate undated stock powers duly executed in blank and (ii) execute and deliver a new pledge agreement (or a supplement to this Pledge Agreement) covering such shares. Upon such delivery, such shares shall constitute a representation and warranty as of the date of such delivery that the representations and warranties contained in
Section 4 above are true and correct on such date after giving effect to such delivery. The Pledgor shall also furnish to the Lenders such legal opinions confirming such representations and warranties as the Agent or any Lender may reasonably request, which opinions shall not be broader in scope than those with respect to this Agreement delivered to the Lenders on the Closing Date (as defined in the Credit Agreement).

          6. Cash Dividends; Voting Rights. Unless a Default shall have occurred and be continuing (or, solely with respect to dividends permitted under Section
6.7 of the Credit Agreement, an Event of Default), the Pledgor shall be permitted to receive all cash dividends paid to the extent permitted in the Credit Agreement, in respect of the Pledged Stock; provided that any cash dividends received by the Pledgor during the pendency of any Default or Event of Default, as applicable, shall be promptly returned to the Borrower and any cash dividends received during the pendency of any Event of Default or during the pendency of a Default but not returned prior to such Event of Default shall be promptly delivered to the Agent. Unless an Event of Default shall have occurred and be continuing, the Pledgor shall be permitted to exercise all voting and corporate rights with respect to the Pledged Stock; provided that no vote shall be cast or corporate right exercised or other action taken which, in the Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Notes, the other Loan Documents or this Pledge Agreement.

          7. Rights of the Lenders and the Agent. (a) If an Event of Default shall occur and be continuing and the Agent shall give notice of its intent to exercise such rights to the Pledgor, (i) the Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as the Agent may determine and (ii) all shares of the Pledged Stock shall be registered in the name of the Agent or its nominee, and the Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the Borrower or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Borrower, or upon the exercise by the Pledgor or the Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability to the Agent except to account for property actually received by it, but the Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (b) The rights of the Agent and the Lenders hereunder shall not be conditioned or contingent upon the pursuit by the Agent or any Lender of any right or remedy against the Borrower, any Subsidiary, any Guarantor or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. Neither the Agent nor any Lender shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

          8. Remedies. If an Event of Default shall occur and be continuing, the Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, the Borrower, any Subsidiary or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Agent, to the payment in whole or in part of the Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Agent or any Lender to collect such deficiency.

          9. Private Sales. (a) The Pledgor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act of 1933 (the "Securities Act") and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Borrower to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Borrower would agree to do so.

          (b) The Pledgor further agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 9 valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of any of the covenants contained in this Section 9 will cause irreparable injury to the Agent and the Lenders, that the Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

          10. Limitation on Duties Regarding Collateral. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar securities and property for its own account. None of the Agent, the Lenders or any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

          11. FCC Compliance. Notwithstanding anything herein to the contrary, but without limiting or waiving Pledgor's obligations hereunder, the Lenders' remedies hereunder are subject to the Communications Act of 1934, as amended, and all applicable rules, regulations and policies of the FCC ("FCC Law"), and the Agent and the lenders will not take any action pursuant to this Agreement that would constitute or result in any assignment or transfer of control of any FCC authorization held by Pledgor if such assignment or transfer of control would require under then existing FCC Law the prior approval of the FCC, without first obtaining such approval of the FCC. Pledgor agrees to take any action which the Agent may reasonably request in order to cause the Agent (on behalf of the Lenders) to obtain and enjoy the full rights and benefits granted by this Agreement, including specifically, at the cost and expense of Pledgor, the use of its commercially reasonable best efforts to assist in obtaining approval of the FCC or Governmental Authority for an action or transaction contemplated by this Agreement which are then required by law, and specifically, without limitation, upon request upon and during the continuance of an Event of Default, to prepare, sign and file (or cause to be filed) with the FCC or other Governmental Authority the assignor's, transferor's or controlling person's portion of any application or applications for consent to (i) the assignment of any FCC license or transfer or control thereof, (ii) any sale or sales of property constituting any Collateral by the Agent or on behalf of the Lenders, or (iii) any assumption by the Agent, the Lenders or their designees of voting rights or management rights in property constituting any Collateral effected in accordance with the terms of this Agreement or any other Loan Document.

          12. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

          13. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          14. Paragraph Headings. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          15. No Waiver; Cumulative Remedies. Neither the Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 16 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          16. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Agent; provided that any provision of this Pledge Agreement may be waived by the Agent in a letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent. This Pledge Agreement shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns. THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

          17. Notices. Notices may be given by mail, by telex or by facsimile transmission, addressed or transmitted to the Person to which it is being given at such Person's address or transmission number set forth in the Credit Agreement and shall be effective (a) in the case of mail, three days after deposit in the postal system, first class postage pre-paid, and (b) in the case of telex or facsimile notices, when sent. The Pledgor and the Borrower may change their respective addresses and transmission numbers by written notice to the Agent and the Agent or any Lender may change its address and transmission number by written notice to the Pledgor and, in the case of a Lender, to the Agent.

          18. Irrevocable Authorization and Instruction to Borrower. The Pledgor hereby authorizes and instructs the Borrower to comply with any instruction received by it from the Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Borrower shall be fully protected in so complying.

          19. Authority of Agent. The Pledgor acknowledges that the rights and responsibilities of the Agent under this Pledge Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Pledgor, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and neither the Pledgor nor the Borrower shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

          20. Counterparts. This Pledge Agreement may be executed in counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned have caused this Pledge Agreement to be duly executed and delivered as of the date first above written.


                                   [                                ]


                                   By
                                     --------------------------------
                                     Name:
                                     Title:


                                   CANADIAN IMPERIAL BANK OF
                                   COMMERCE, as Agent



                                   By
                                     --------------------------------
                                     Name:
                                     Title:

                           ACKNOWLEDGMENT AND CONSENT


          RADIO UNICA CORP. (the "Company"), the Borrower referred to in the foregoing Pledge Agreement, hereby acknowledges receipt of a copy thereof, agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The Company agrees to notify the Agent promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement. The Company further agrees that the terms of Section 9(b) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of
Section 9 of the Pledge Agreement.


                                   RADIO UNICA CORP.



                                   By
                                     --------------------------------
                                     Title:

                                                                      SCHEDULE 1
                                                                       To Pledge
                                                                       Agreement


                          DESCRIPTION OF PLEDGED STOCK



                              Class of             Stock              No. of
                                Stock         Certificate No.         Shares
                              --------        ---------------         ------
1.  Radio Unica Corp.



                                                                       EXHIBIT D
                                                                       TO CREDIT
                                                                       AGREEMENT

                        FORM OF PARENT SECURITY AGREEMENT


          SECURITY AGREEMENT, dated as of July 8, 1998, made by RADIO UNICA HOLDINGS CORP., a Delaware corporation (the "Grantor"), in favor of CANADIAN IMPERIAL BANK OF COMMERCE, as agent (in such capacity, the "Agent") for the several banks and other financial institutions (the "Lenders") from time to time parties to the Credit Agreement, dated as of July 8, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Grantor, RADIO UNICA CORP. (the "Borrower"), the Lenders and the Agent.


                              W I T N E S S E T H :


          WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrower upon the terms and subject to the conditions set forth therein, to be evidenced by the Notes issued by the Borrower thereunder and the Grantor has agreed to guarantee the repayment of the Loans; and

          WHEREAS, in order to secure the prompt and complete payment, observance and performance of all the Obligations, the Agent and the Lenders have required as a condition, among others, to entering into the Credit Agreement that the Grantor execute and deliver this Agreement for the ratable benefit of the Lenders.

          NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and the Lenders to make their respective Loans to the Borrower under the Credit Agreement, the Grantor hereby agrees with the Agent, for the ratable benefit of the Lenders, as follows:


          1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein are used herein as defined therein. The following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as defined therein:
Accounts, Chattel Paper, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory, Investment Property and Proceeds. The following terms shall have the following meanings:

          "Code" means the Uniform Commercial Code as from time to time in effect in the State of New York.

          "Collateral" shall have the meaning assigned to it in Section 2.

          "Contracts" means all contracts executed from time to time by the Grantor, including, without limitation, with respect to an Account, in each case, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (i) all rights of the Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of the Grantor to damages arising out of, or for, breach or default in respect thereof and (iii) all rights of the Grantor to perform and to exercise all remedies thereunder.

          "Obligations" means the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Grantor, the Borrower or any Subsidiary, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding and whether the Agent, for the benefit of the Lenders, is oversecured or undersecured with respect to such Loans), the Notes and all other obligations and liabilities of the Grantor, the Borrower or any Subsidiary, as applicable, to the Agent and the Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, the other Loan Documents, any Hedging Agreement with the Agent or any Lender or this Security Agreement or any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Agent or to the Lenders that are required to be paid by the Grantor, the Borrower or any Subsidiary, as applicable, pursuant to the terms of the Credit Agreement, any other loan Document, any Hedging Agreement with the Agent or any Lender or this Security Agreement) or otherwise.

          "Security Agreement" means this Security Agreement, as amended, supplemented or otherwise modified from time to time.

          2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of the Grantor, the Grantor hereby grants to the Agent for the ratable benefit of the Lenders a security interest in all the following property now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

          (i) all Accounts;

          (ii) all Chattel Paper;

          (iii) all Contracts;

          (iv) all Documents;

          (v) all Equipment;

          (vi) all General Intangibles;

          (vii) all Instruments;

          (viii) all Inventory;

          (ix) all Investment Property; and

          (x) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing;

provided that nothing contained herein shall create a collateral assignment with respect to or a security interest in (A) any Contract if the grant of such collateral is (or is determined by non-appealable adjudication of a court or other dispute resolution tribunal to be) expressly prohibited by the terms of such Contract, (B) with respect to any other Collateral which is subject to a Lien permitted under Section 6.3 of the Credit Agreement or (C) any license, permit or other governmental authorization which by its terms is not assignable.

          3. Rights of Agent and Lenders; Limitations on Agent's and Lenders' Obligations.

          (a) Grantor Remains Liable under Accounts and Contracts. Anything herein to the contrary notwithstanding, the Grantor shall remain liable under each of the Accounts and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account and in accordance with and pursuant to the terms and provisions of each such Contract. Neither the Agent nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto) or under any Contract by reason of or arising out of this Security Agreement or the receipt by the Agent or any such Lender of any payment relating to such Account or Contract pursuant hereto, nor shall the Agent or any Lender be obligated in any manner to perform any of the obligations of the Grantor under or pursuant to any Account (or any agreement giving rise thereto) or under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto) or under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (b) Notice to Account Debtors and Contracting Parties. At any time after the occurrence and during the continuance of an Event of Default, the Agent shall have the right upon written notice to the Grantor of its intention to do so, to notify account debtors or obligors on the Accounts and parties to the Contracts that the Accounts and the Contracts have been assigned to the Agent for the ratable benefit of the Lenders and that payments due or to become due to the Grantor in respect thereof shall be made directly to the Agent and, upon such notification, and at the expense of the Grantor, to enforce collection of any such Accounts. At any time after the occurrence and during the continuance of an Event of Default, the Agent may, at any time, in its own name or in the name of the Lenders or the Grantor communicate with account debtors on the Accounts and parties to the Contracts to verify with them to its satisfaction the existence, amount and terms of any Accounts or Contracts.

          (c) Collections on Accounts. The Agent hereby authorizes the Grantor to collect the Accounts and the Agent may curtail or terminate said authority at any time upon the occurrence and during the continuance of an Event of Default. If required by the Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, when collected by the Grantor, shall be forthwith (and, in any event, within two Business Days) deposited by the Grantor in the exact form received, duly endorsed by the Grantor to the Agent if required, in a special collateral account maintained by the Agent, subject to withdrawal by the Agent for the account of the Lenders only, as hereinafter provided, and, until so turned over, shall be held by the Grantor in trust for the Agent and the Lenders, segregated from other funds of the Grantor. Each deposit of any such Proceeds shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit. All Proceeds constituting collections of Accounts while held by the Agent (or by the Grantor in trust for the Agent and the Lenders) shall continue to be collateral security for all the Obligations and shall not constitute payment thereof until applied as hereinafter provided. At such intervals as may be agreed upon by the Grantor and the Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Agent's election, the Agent shall apply all or any part of the funds on deposit in said special collateral account on account of the Obligations in such order as the Agent may elect, and any part of such funds which the Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Agent to the Grantor or to whomsoever may lawfully be entitled to receive the same. Upon the occurrence of an Event of Default that is continuing, at the Agent's request, the Grantor shall deliver to the Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including, without limitation, all original orders, invoices and shipping receipts.

          (d) Analysis of Accounts. The Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Grantor shall furnish all such assistance and information as the Agent may require in connection therewith; provided, that the Agent shall use its reasonable efforts to minimize any disruption of the Grantor's business resulting from such verifications. At any time and from time to time, if the Agent concludes in its reasonable judgment, based upon its evaluation of the general creditworthiness of the Grantor, that such examination is required, and so requests, the Grantor shall, at the Grantor's expense if at any time after the occurrence and during the continuance of an Event of Default, and otherwise at the Agent's expense, cause independent public accountants or other parties that are not Affiliates of the Grantor and are satisfactory to the Agent to furnish to the Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts.

          4. Representations and Warranties. The Grantor hereby represents and warrants that:

          (a) Title; No Other Liens. Except as permitted under Section 6.3 of the Credit Agreement, the Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. Except as permitted under
Section 6.3 of the Credit Agreement no security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Agent, for the ratable benefit of the Lenders, pursuant to this Security Agreement.

          (b) Perfected First Priority Liens. Except as permitted under Section
6.3 of the Credit Agreement the Liens granted pursuant to this Security Agreement will, upon the filing of appropriate financing statements, constitute perfected Liens on the Collateral in favor of the Agent, for the ratable benefit of the Lenders, which are prior to all other Liens on the Collateral created by the Grantor and in existence on the date hereof and which are enforceable as such against all creditors of and purchasers from the Grantor and against any owner or purchaser of the real property where any of the Equipment is located and any present or future creditor obtaining a Lien on such real property, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          (c) Accounts. The amount represented by the Grantor to the Lenders from time to time as owing by each account debtor or by all account debtors in respect of the Accounts will at such time be the correct amount actually owing by such account debtor or debtors thereunder. No amount payable to the Grantor under or in connection with any Account is evidenced by any Instrument or Chattel Paper which has not been delivered to the Agent. The place where the Grantor keeps its records concerning the Accounts is 8400 N.W. 52nd Street, Suite 101, Miami, Florida 33176.

          (d) Material Agreements. Except as set forth in Schedule 3.4 to the Credit Agreement, no consent of any party (other than the Grantor) to any Material Agreement is required, or purports to be required, in connection with the execution, delivery and performance of this Security Agreement. Each Material Agreement is in full force and effect and constitutes a valid and legally enforceable obligation of the parties thereto, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Material Agreements by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Material Agreement to any material adverse limitation, either specific or general in nature. Neither the Grantor nor to the best of the Grantor's knowledge any other party to any Material Agreement is in default in the performance or observance of any of the terms thereof. The Grantor has fully performed in all material respects all its obligations under each of the Material Agreements. The right, title and interest of the Grantor in, to and under each Material Agreement are not subject to any defense, offset, counterclaim or claim which would materially adversely affect the value of such Material Agreement as Collateral, nor have any of the foregoing been asserted or alleged against the Grantor as to any Material Agreement. The Grantor has delivered to the Agent a complete and correct copy of each Material Agreement, including all amendments, supplements and other modifications thereto and will deliver any other Contract which the Agent may request. No amount payable to the Grantor under or in connection with any Material Agreement is evidenced by any Instrument or Chattel Paper which has not been delivered to the Agent.

          (e) Inventory and Equipment. Except as permitted in Section 5(p), the Inventory and the Equipment are kept at the locations listed on Schedule I hereto.

          (f) Chief Executive Office. Except as permitted in Section 5(p), the Grantor's chief executive office and chief place of business is located at 8400 N.W. 52nd Street, Suite 101, Miami, Florida 33176.

          (g) Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

          (h) Investment Property. The Investment Property, other than accounts invested in cash equivalents and other than shares of capital stock of the Grantor's Subsidiaries, consists of the items set forth as Annex A.

          5. Covenants. The Grantor covenants and agrees with the Agent and the Lenders that, from and after the date of this Security Agreement until the Obligations are paid in full and the Commitments are terminated:

          (a) Further Documentation; Pledge of Instruments and Chattel Paper. At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Grantor, the Grantor will promptly and duly execute and deliver such further instruments and documents and take such further action as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Grantor also hereby authorizes the Agent to file any such financing or continuation statement without the signature of the Grantor to the extent Permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Security Agreement.

          (b) Indemnification. The Grantor agrees to pay, and to save the Agent and the Lenders harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses) (i) with respect to, or resulting from, any delay in paying any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any Requirement of Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement, except resulting from the Agent or any Lender's gross negligence or willful misconduct. In any suit, proceeding or action brought by the Agent or any Lender under any Account or Contract for any sum owing thereunder, or to enforce any provisions of any Account or Contract, the Grantor will save, indemnify and keep the Agent and such Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Grantor, except resulting from the Agent or any Lender's gross negligence or willful misconduct.

          (c) Maintenance of Records. The Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts. The Grantor will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby in such manner as the Agent may request. For the Agent's and the Lenders' further security, the Agent, for the ratable benefit of the Lenders, shall have a security interest in all the Grantor's books and records pertaining to the Collateral, and the Grantor shall during the continuance of a Default under Section 7.1(a) or Section 7.1(c) of the Credit Agreement as it relates to Section 6.1 therein, turn over copies of such books and records and during the continuation of an Event of Default turn over any such books and records, in each case, to the Agent or to its representatives during normal business hours at the request of the Agent.

          (d) Right of Inspection. The Agent and the Lenders shall after reasonable notice to the Grantor be permitted to visit and inspect any of the properties of the Grantor and examine and make abstracts from any books and records of the Grantor at any reasonable time and as often as may reasonably be desired, and the Grantor agrees to render to the Agent and the Lenders, at the Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Agent and the Lenders and their respective representatives shall after reasonable notice to the Grantor be permitted to visit any of the properties of the Grantor where any of the Inventory or Equipment is located at any reasonable time and as often as may reasonably be desired, for the purpose of inspecting the Inventory or Equipment, observing its use or otherwise protecting its interests therein. Each such visitation and inspection (a) by or on behalf of any Lender shall be at such Lender's expense and (b) by or on behalf of the Agent following the occurrence and during the continuance of any Default or Event of Default shall be at the Grantor's expense.

          (e) Compliance with Laws. The Grantor will comply in all material respects with all Requirements of Law applicable to the Collateral or any part thereof or to the operation of the Grantor's business; except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

          (f) Compliance with Terms of Contracts. The Grantor will perform and comply in all material respects with all its obligations under the Contracts and all its other Contractual Obligations relating to the Collateral except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

          (g) Payment of Obligations. The Grantor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against on the Grantor's books in accordance with GAAP.

          (h) Limitation on Liens on Collateral. The Grantor will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and other than as permitted pursuant to Section 6.3 of the Credit Agreement, and will defend the right, title and interest of the Agent and the Lenders in and to any of the Collateral against the claims and demands of all Persons whomsoever.

          (i) Limitations on Dispositions of Collateral. The Grantor will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except as permitted pursuant to Section 6.6 of the Credit Agreement.

          (j) Limitations on Discounts, Compromises, Extensions of Accounts. Other than in the ordinary course of business, the Grantor will not grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

          (k) Maintenance of Equipment. The Grantor will maintain each item of Equipment in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose.

          (l) Further Identification of Collateral. The Grantor will furnish to the Agent and the Lenders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may request, all in reasonable detail.

          (m) Notices. The Grantor will advise the Agent and the Lenders promptly, in reasonable detail, at their respective addresses set forth in the Credit Agreement, (i) of any Lien (other than Liens created hereby or permitted under the Credit Agreement) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

          (n) Changes in Locations, Name, etc. Unless the Grantor gives 30 day's prior written notice to the Agent, the Grantor will not (i) change the location of its chief executive office/chief place of business from that specified in
Section 4(f) or remove its books and records from the location specified in
Section 4(c), (ii) permit any of the Inventory or Equipment to be kept at a location other than those listed on Schedule I hereto or (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Agent in connection with this Security Agreement would become seriously misleading.

          6. Agent's Appointment as Attorney-in-Fact.

          (a) Powers. The Grantor hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, the Grantor hereby gives the Agent the power and right, on behalf of the Grantor, without notice to or assent by the Grantor, to do the following:

          (i) in the case of any Account, at any time when the authority of the Grantor to collect the Accounts has been curtailed or terminated pursuant to the first sentence of Section 3(c), or in the case of any other Collateral, at any time when any Event of Default shall have occurred and is continuing, in the name of the Grantor or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral whenever payable;

          (ii) upon the occurrence and during the continuance of any Event of Default, to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

          (iii) upon the occurrence and during the continuance of any Event of Default, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Grantor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Grantor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's and the Lenders' Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Grantor might do.

The Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

          (b) Other Powers. The Grantor also authorizes the Agent and the Lenders, at any time and from time to time, to execute, in connection with the sale provided for in this Section 6 or Section 9 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

          (c) No Duty on Agent or Lenders' Part. The powers conferred on the Agent and the Lenders hereunder are solely to protect the Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Agent or any Lender to exercise any such powers. The Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

          7. Performance by Agent of Grantor's Obligations. If the Grantor fails to perform or comply with any of its agreements contained herein and the Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum 2% above the Alternate Base Rate, shall be payable by the Grantor to the Agent on demand and shall constitute Obligations secured hereby.

          8. Proceeds. In addition to the rights of the Agent and the Lenders specified in Section 3(c) with respect to payments of Accounts, it is agreed that if an Event of Default shall occur and be continuing (a) upon written notice by the Agent to the Grantor, all Proceeds received by the Grantor consisting of cash, checks and other near-cash items shall be held by the Grantor in trust for the Agent and the Lenders, segregated from other funds of the Grantor, and, forthwith upon receipt by the Grantor, shall be turned over to the Agent in the exact form received by the Grantor (duly endorsed by the Grantor to the Agent, if required), and (b) any and all such Proceeds received by the Agent (whether from the Grantor or otherwise) may, in the sole discretion of the Agent, be held by the Agent for the ratable benefit of the Lenders as collateral security for, and/or then or at any time thereafter may be applied by the Agent against, the Obligations (whether matured or unmatured), such application to be in such order as the Agent shall elect. Any balance of such Proceeds remaining after the Obligations shall have been paid in full and the Commitments shall have been terminated shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive the same.

          9. Remedies. If an Event of Default shall occur and be continuing, the Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Grantor, the Borrower, any Guarantor, or any other Person (all and each of which demands, defenses, advertisements and notices being hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Grantor, which right or equity is hereby waived or released. The Grantor further agrees, at the Agent's request, to assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at the Grantor's premises or elsewhere. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(i)(c) of the Code, need the Agent account for the surplus, if any, to the Grantor. To the extent permitted by applicable law, the Grantor waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Agent or any Lender to collect such deficiency.

          10. Limitation on Duties Regarding Preservation of Collateral. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent, any Lender, nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantor or otherwise.

          11. FCC Compliance. Notwithstanding anything herein to the contrary, but without limiting or waiving Grantor's obligations hereunder, the Lenders' remedies hereunder are subject to the Communications Act of 1934, as amended, and all applicable rules, regulations and policies of the FCC ("FCC Law"), and the Agent and the lenders will not take any action pursuant to this Agreement that would constitute or result in any assignment or transfer of control of any FCC authorization held by Grantor if such assignment or transfer of control would require under then existing FCC Law the prior approval of the FCC, without first obtaining such approval of the FCC. Grantor agrees to take any action which the Agent may reasonably request in order to cause the Agent (on behalf of the Lenders) to obtain and enjoy the full rights and benefits granted by this Agreement, including specifically, at the cost and expense of Grantor, the use of its commercially reasonable best efforts to assist in obtaining approval of the FCC or Governmental Authority for an action or transaction contemplated by this Agreement which are then required by law, and specifically, without limitation, upon request upon and during the continuance of an Event of Default, to prepare, sign and file (or cause to be filed) with the FCC or other Governmental Authority the assignor's, transferor's or controlling person's portion of any application or applications for consent to (i) the assignment of any FCC license or transfer or control thereof, (ii) any sale or sales of property constituting any Collateral by the Agent or on behalf of the Lenders, or (iii) any assumption by the Agent, the Lenders or their designees of voting rights or management rights in property constituting any Collateral effected in accordance with the terms of this Agreement or any other Loan Document.

          12. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

          13. No Limitation on Lines of Business. Nothing contained in this Security Agreement shall be deemed or construed as limiting in any way the restrictions on Grantor's activities as set forth in Section 6.14 of the Credit Agreement.


          14. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          15. Section Headings. The section headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          16. No Waiver; Cumulative Remedies. Neither the Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 17), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

          17. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Grantor and the Agent; provided that any provision of this Security Agreement may be waived by the Agent in a written letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent. This Security Agreement shall be binding upon the successors and assigns of the Grantor and shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns.

          18. Governing Law. THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF OTHER THAN
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, EXCEPT FOR PERFECTION AND ENFORCEMENT OF SECURITY INTERESTS AND LIENS IN OTHER JURISDICTIONS TO THE EXTENT THE LAW OF ANOTHER JURISDICTION IS MANDATORILY APPLICABLE PURSUANT TO THE LAWS OF SUCH JURISDICTION.

          19. Notices. Notices hereunder may be given by mail, by telex or by facsimile transmission, addressed or transmitted to the Person to which it is being given at such Person's address or transmission number set forth in the Credit Agreement and shall be effective (a) in the case of mail, three days after deposit in the postal system, first class postage pre-paid and (b) in the case of telex or facsimile notices, when sent. The Grantor may change its address and transmission number by written notice to the Agent, and the Agent or any Lender may change its address and transmission number by written notice to the Grantor and, in the case of a Lender, to the Agent.

          20. Authority of Agent. The Grantor acknowledges that the rights and responsibilities of the Agent under this Security Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Grantor, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Grantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

          21. Counterparts. This Security Agreement may be executed in counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

          IN WITNESS WHEREOF, the Grantor and the Agent have caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                   RADIO UNICA HOLDINGS CORP.




                                   By:
                                      -----------------------------------
                                     Title:


                                   CANADIAN IMPERIAL BANK OF
COMMERCE,                                   as Agent



                                   By:
                                       -----------------------------------
                                     Title:

                                   SCHEDULE I


                             INVENTORY AND EQUIPMENT
                             -----------------------


                                      None

                                     ANNEX A


                               INVESTMENT PROPERTY
                               -------------------


                                      NONE

                                                                       EXHIBIT E
                                                                       TO CREDIT
                                                                       AGREEMENT

                          FORM OF SUBSIDIARY GUARANTEE

          GUARANTEE, dated as of July 8, 1998, made by [         ] a Delaware
corporation (the "Guarantor") in favor of CANADIAN IMPERIAL BANK OF COMMERCE, as agent (in such capacity, the "Agent") for the several banks and financial institutions (the "Lenders") from time to time parties to the Credit Agreement, dated as of July 8, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among RADIO UNICA HOLDINGS CORP., a Delaware corporation (the "Parent"), RADIO UNICA CORP., a Delaware corporation (the "Borrower"), the Lenders and the Agent.


                              W I T N E S S E T H:

          WHEREAS, pursuant to the terms of the Credit Agreement, the Lenders have agreed to make certain Loans to or for the benefit of the Borrower; and

          WHEREAS, the Borrower owns directly or indirectly all the issued and outstanding Capital Stock of the Guarantor; and

          WHEREAS, a portion of the proceeds of the Loans will be used in part to enable the Borrower to make valuable transfers to the Guarantor in connection with the operation of its business; and

          WHEREAS, the Borrower is entering into the Credit Agreement to finance the operations of the Borrower and its Subsidiaries (including the Guarantor), and the Guarantor will derive substantial direct and indirect benefit from the making of the Loans; and

          WHEREAS, the obligation of the Lenders to make the Loans is conditioned upon, among other things, the execution and delivery by the Guarantor of this Guarantee;

          NOW, THEREFORE, in consideration of the premises and to induce the Lenders to enter into the Credit Agreement and to make the Loans, the Guarantor hereby agrees with and for the benefit of the Agent and the Lenders as follows:

          1. Defined Terms. As used in this Guarantee, terms defined in the Credit Agreement are used herein as therein defined, and the following term shall have the following meanings:

          "Obligations" shall mean the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Parent, the Borrower or any Subsidiary, as applicable, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding and whether the Agent is oversecured or undersecured with respect to such Loans), the Notes and all other obligations and liabilities of the Parent, the Borrower or any Subsidiary, as applicable, to the Agent and the Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, the other Loan Documents or any Hedging Agreement with the Agent or any Lender and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Agent or to the Lenders that are required to be paid by the Parent, the Borrower or any Subsidiary, as applicable, pursuant to the terms of the Credit Agreement, any other Loan Document or any Hedging Agreement with the Agent or any Lender) or otherwise.

          2. Guarantee. (a) The Guarantor hereby unconditionally and irrevocably guarantees to the Agent and the Lenders and their respective successors, endorsees, transferees and assigns, the prompt and complete payment by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, and the Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Agent or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee; provided, that the obligations of the Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

          (b) No payment or payments made by the Parent, the Borrower, any other guarantor or any other Person or received or collected by the Agent or any Lender from the Parent, the Borrower, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations, remain liable for the Obligations until the Obligations are paid in full and the Commitments are terminated.

          (c) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Agent or any Lender on account of its liability hereunder, it will notify the Agent in writing that such payment is made under this Guarantee for such purpose.

          3. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default specified in the Credit Agreement, the Guarantor hereby irrevocably authorizes the Agent and each Lender at any time and from time to time without notice to the Guarantor or any other guarantor, any such notice being expressly waived by the Guarantor, to setoff and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Agent and/or such Lender to or for the credit or the account of the Guarantor, or any part thereof in such amounts as the Agent or such Lender may elect, against and on account of the obligations and liabilities of the Guarantor to the Agent or such Lender hereunder and claims of every nature and description of the Agent or such Lender against the Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, the Notes, the Security Documents, any other Loan Document, any Hedging Agreement with any Lender or otherwise, as the Agent or such Lender may elect, whether or not the Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Agent and each Lender agrees to notify the Guarantor promptly of any such set-off and the application made by the Agent or such Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent and each Lender under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Agent or such Lender may have.

          4. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Agent or any Lender, the Guarantor hereby waives any claim, right or remedy which the Guarantor may now have or may hereafter acquire against the Borrower that arises hereunder and/or from the performance by the Guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claim, right or remedy of the Lenders and the Agent against the Borrower or any security which the Lenders and the Agent now have or hereafter acquire, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Agent and the Lenders, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Agent in the exact form received by the Guarantor (duly endorsed by the Guarantor to the Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Agent may determine.

          5. Amendments, etc, with respect to the Obligations: Waiver of Rights. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Agent or any Lender may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released, in accordance with the terms of such agreement, by the Agent or any Lender and the Credit Agreement, the Notes, the Security Documents, the other Loan Documents, any Hedging Agreement with the Agent or any Lender and any other collateral security document or other guarantee or document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, in accordance with the terms of such agreement, as the Agent and/or any Lender may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, the Agent or any Lender may, but shall be under no obligation to, make a similar demand on the Parent, the Borrower or any other guarantor, and any failure by the Agent or any Lender to make any such demand or to collect any payments from the Parent, the Borrower or any such other guarantor or any release of the Parent, the Borrower or such other guarantor shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agent or any Lender against the Guarantor. For the purposes hereof, "demand" shall include the commencement and continuance of any legal proceedings.

          6. Guarantee Absolute and Unconditional. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent or any Lender upon this Guarantee or acceptance of this Guarantee, the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Parent, the Borrower or the Guarantor and the Agent or any Lender shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Parent, the Borrower or the Guarantor with respect to the Obligations. The Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, the Notes, any of the Security Documents, any other Loan Document, any of the obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Parent or the Borrower against the Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Parent, the Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower or the Parent for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the obligations or any right of offset with respect thereto, and any failure by the Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Borrower, the Parent or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, the Parent or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent or any Lender against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Agent and the Lenders, and their respective successors, endorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower and the Parent may be free from any Obligations.

          7. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower, the Parent or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower, the Parent or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

          8. Payments. The Guarantor hereby guarantees that payments hereunder will be paid to the Agent for the benefit of the Lenders without set-off or counterclaim in U.S. Dollars at the office of the Agent located at 425 Lexington Avenue, New York, New York 10017 or such other location as the Agent may from time to time direct the Guarantor.

          9. Representations and Warranties. The Guarantor hereby represents and warrants that:

          (a) the Guarantor has the corporate power and authority, and the legal right, to execute, deliver and perform its obligations under, this Guarantee and the other Loan Documents to which the Guarantor is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guarantee and the other Loan Documents to which the Guarantor is a party;

          (b) this Guarantee and the other Loan Documents to which the Guarantor is a party each constitute a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors, rights generally or by general principles of equity (whether enforcement is sought by proceedings in equity or at law);

          (c) the execution, delivery and performance of this Guarantee or any other Loan Document to which the Guarantor is a party will not violate any Requirement of Law or Contractual Obligation of the Guarantor and will not result in, or require, the creation or imposition of any Lien on any of the properties or revenues of the Guarantor pursuant to any such Requirement of Law or Contractual Obligation; and

          (d) no consent or authorization of, filing with or other act by or in respect of, any Governmental Authority or any other Person (including, without limitation, any stockholder or creditor of the Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee or any other Loan Document to which the Guarantor is a party.

          The Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by the Guarantor on the date of each borrowing by the Borrower under the Credit Agreement on and as of such date of borrowing as though made hereunder on and as of such date.

          10. Severability. (a) Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          (b) The parties hereto have agreed as provided in Section 13 of this Guarantee and in the Credit Agreement, that New York law is to govern, among other matters, the amount of interest that may lawfully be charged, received or contracted for in connection with the Obligations. If, not withstanding such agreement, a court of competent jurisdiction applies the law of any other jurisdiction to such interest, then the following shall apply:

          It is expressly stipulated and agreed to be the intent of the Guarantor and the Agent at all times to comply with applicable state law governing the maximum rate or amount of interest payable with respect to the Obligations (or applicable United States federal law to the extent that it permits the Agent to contract for, charge, take, reserve or receive a greater amount of interest than under state law, including, without limitation, 12 U.S.C. Section 85 (1994)). If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Obligations or under this Guarantee, or contracted for, charged, taken, reserved or received with respect to the Obligations, then it is the Guarantor's and the Agent's express intent that all excess amounts theretofore collected by the Agent be credited on the principal balance of the Obligations (or, if the Obligations have been or would thereby be paid in full, refunded to the Guarantor), and the provisions of this Guarantee and all other documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder.

          11. Section Heading. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          12. No Waiver: Cumulative Remedies. Neither the Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 13), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

          13. Integration; Waivers and Amendments; Successors and Assigns; Governing Law. This Guarantee represents the agreement of the Guarantor with respect to the subject matter hereof and there are no promises or representations by the Agent or any Lender relative to the subject matter hereof not reflected herein. None of the terms or provisions of this Guarantee may be waived, amended or supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Agent; provided that any provision of this Guarantee may be waived by the Agent and the Required Lenders in a letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns. THIS GUARANTEE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS GUARANTEE

SHALL BE GOVERNED BY AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF OTHER THAN SECTION 5- 1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

          14. Notices. All notices, requests and demands to or upon the Guarantor or the Agent or any Lender to be effective shall be in writing or by telegraph or telex and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail, three days after deposit in the postal system, first class postage prepaid, or by overnight courier, in each case addressed to a party at the address provided for such party in the Credit Agreement or set forth under its signature below, as the case may be.

          15. Submission to Jurisdiction: Waivers. (A) The Guarantor hereby irrevocably and unconditionally:

          (i) submits for itself and its property in any legal action or proceeding relating to this Guarantee and any other Loan Document to which it is party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in any inconvenient court and agrees not to plead or claim the same;

          (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Guarantor at its address set forth below or at such other address of which the Agent shall have been notified pursuant thereto; and

          (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damage.

          (B) THE GUARANTOR, THE LENDERS AND THE AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE AND FOR ANY COUNTERCLAIM THEREIN.

          IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                           [                                   ]


                           By:
                               ---------------------------------
                            Title:


                           Address and transmission number for Notices:

                                                                       EXHIBIT F
                                                                       TO CREDIT
                                                                       AGREEMENT

                       FORM OF SUBSIDIARY PLEDGE AGREEMENT

          PLEDGE AGREEMENT, dated as of July 8, 1998, made by [        ], a
Delaware corporation (the "Pledgor"), in favor of CANADIAN IMPERIAL BANK OF COMMERCE, as agent (in such capacity, the "Agent") for the several banks and other financial institutions (the "Lenders") from time to time parties to the Credit Agreement, dated as of July 8, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among RADIO UNICA HOLDINGS, CORP., a Delaware corporation (the "Parent"), RADIO UNICA CORP. (the "Borrower"), the Lenders and the Agent.

                              W I T N E S S E T H:

          WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrower upon the terms and subject to the conditions set forth therein, to be evidenced by the Notes issued by the Borrower thereunder; and

          WHEREAS, the Pledgor has guaranteed the obligations of the Borrower described above pursuant to the Guarantee, dated as of July 8, 1998, executed by the Pledgor (as amended, supplemented or otherwise modified from time to time, the "Guarantee"); and

          WHEREAS, the Pledgor is the legal and beneficial owner of all the shares of Pledged Stock (as hereinafter defined) issued by each of the Issuers (as hereinafter defined); and

          WHEREAS, Pledgor is, or from time to time may become, the beneficiary of Pledged Promissory Notes (as hereinafter defined); and

          WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans to the Borrower under the Credit Agreement that the Borrower shall have executed and delivered this Pledge Agreement to the Agent for the ratable benefit of the Lenders;

          NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and the Lenders to make their respective Loans under the Credit Agreement, the Pledgor hereby agrees with the Agent, for the ratable benefit of the Lenders, as follows:

          1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein are used as defined therein, and the following terms shall have the following meanings:

          "Code" shall mean the Uniform Commercial Code from time to time in effect in the State of New York.

          "Collateral" shall mean the Pledged Stock, the Pledged Promissory Notes and all Proceeds.

          "Guarantee Obligations" shall mean all obligations of the Pledgor under the Guarantee including, without limitation, in respect of the Obligations (as defined in the Credit Agreement) to the extent set forth in the Guarantee.

          "Issuers" shall mean the collective reference to the Issuers listed on
Schedule I hereto.

          "Pledge Agreement" shall mean this Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

          "Pledged Promissory Notes" shall mean any now existing or future promissory note or instrument executed by a Person in favor of the Pledgor other than any intercompany notes or instrument executed by any Loan Party in favor of another Loan Party in accordance with Section 6.2(d) of the Credit Agreement.

          "Pledged Stock" shall mean the shares of capital stock of the Issuers listed on Schedule I hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by the Issuers to the Borrower while this Pledge Agreement is in effect.

          "Proceeds" means all "proceeds" as such term is defined in Section 9-306(1) of the Code and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

          2. Pledge; Grant of Security Interest. The Pledgor hereby delivers to the Agent, for the ratable benefit of the Lenders, all the Pledged Stock and the Pledged Promissory Notes endorsed as described in Section 4 below, and hereby grants to the Agent, for the ratable benefit of the Lenders, a first priority security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Guarantee Obligations.

          3. Stock Powers. Concurrently with the delivery to the Agent of each certificate representing one or more shares of Pledged Stock to the Agent, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor.

          4. Endorsement. Concurrently with the delivery of the Pledged Promissory Notes to the Agent, the Pledgor shall deliver an undated endorsement carrying such Pledged Promissory Notes, duly executed in blank by the Pledgor.

          5. Representations and Warranties. The Pledgor represents and warrants that:

          (a) the shares of Pledged Stock listed on Schedule I constitute all the issued and outstanding shares of each class of the Capital Stock of each Issuer;

          (b) all the shares of Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

          (c) the Pledgor is the sole record and beneficial owner of, and has good and marketable title to, the Pledged Stock listed on Schedule I, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement; and

          (d) to the extent in existance on the date hereof, the Pledgor is the sole legal and beneficial holder of the Pledged Promissory Notes free and clear of any and all Liens or options in favor of, or claims of, any other person, except the Lien created by this Pledge Agreement;

          (e) upon delivery to the Agent of the Pledged Promissory Notes and the stock certificates evidencing the Pledged Stock, the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the Collateral, enforceable as such against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          (f) The chief executive office of the Pledgor and the office where the Pledgor keeps its records concerning the Pledged Promissory Notes and all contracts relating thereto is located at [__________]. The Pledgor shall not establish a new location for its chief executive office or change its name until
(i) it has given to the Agent not less than 30 days' prior written notice of its intention to do so, clearly describing such new location or specifying such new name, as the case may be, and (ii) with respect to such new location or such new name, as the case may be, it shall have all action, satisfactory to the Agent, to maintain the security interest of the Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

          6. Covenants. The Pledgor covenants and agrees with the Agent and the Lenders that, from and after the date of this Pledge Agreement until the Guarantee Obligations are paid in full and the Commitments are terminated:

          (a) If the Pledgor shall, as a result of his ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Agent and the Lenders, hold the same in trust for the Agent and the Lenders and deliver the same forthwith to the Agent in the exact form received, duly endorsed by the Pledgor to the Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with, if the Agent so requests, signature guaranteed, to be held by the Agent, subject to the terms hereof, as additional collateral security for the Guarantee Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer shall be paid over to the Agent to be held by it hereunder as additional collateral security for the Guarantee Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Agent to be held by it hereunder as additional collateral security for the Guarantee Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Agent, hold such money or property in trust for the Lenders, segregated from other funds of the Pledgor, as additional collateral security for the Guarantee Obligations.

          (b) If the Pledgor shall become entitled to receive or shall have received any Pledged Promissory Notes, the Pledgor shall accept the same as the agent of the Agent and the Lenders, hold the same in trust for the Agent and the Lenders and deliver the same forthwith to the Agent in the exact form received, together with an undated endorsement covering such Promissory Note duly executed in blank by the Pledgor, to be held by the Agent, subject to the terms hereof, as additional collateral security for the Guarantee Obligations. Any sums paid upon or in respect of any Pledged Promissory Note upon the bankruptcy, liquidation or dissolution of any of the makers of any such Pledged Promissory Notes shall be paid over to the Agent to be held by it hereunder as additional collateral security for the Guarantee Obligations. If any sums of money or property so paid in respect of any such Pledged Promissory Notes shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the agent, hold such money or property in trust for the agent and Lenders, segregated from other funds of the Pledgor, as additional collateral security for the Guarantee Obligations.

          (c) Without the prior written consent of the Agent, the Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the

Collateral, or (iii) create, incur or permit to exist any other Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement. The Pledgor will defend and will indemnify and hold harmless the Agent and the Lenders against the claims and demands of all Persons whomsoever with respect to any claim arising from or in connection with the right, title and interest of the Agent and the Lenders in and to the Collateral.

          (d) At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Pledge Agreement.

          (e) The Pledgor agrees to pay, and to save the Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamps, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

          (f) The Pledgor agrees that within 30 days of any corporation becoming a Subsidiary (as defined in the Credit Agreement) in the case of shares of stock of such Subsidiary, it shall (i) upon the request of the Agent, deliver to the Agent all such shares owned by the Pledgor, together with appropriate undated stock powers duly executed in blank, and (ii) execute and deliver a new pledge agreement (or a supplement to this Pledge Agreement) covering such shares. Upon such delivery, such shares shall constitute a representation and warranty as of the date of such delivery that the representations and warranties contained in
Section 5 above are true and correct on such date after giving effect to such delivery. The Pledgor shall also furnish to the Lenders such legal opinions confirming such representations and warranties as the Agent or any Lender may reasonably request, which opinions shall not be broader in scope than those with respect to this Agreement delivered to the Lenders on the Closing Date (as defined in the Credit Agreement).

          7. Cash Dividends; Voting Rights. Unless a Default shall have occurred and be continuing (or, solely with respect to dividends permitted under Section
6.7 of the Credit Agreement, an Event of Default), the Pledgor shall be permitted to receive all cash dividends paid to the extent permitted in the Credit Agreement, in respect of the Pledged Stock; provided that any such cash dividends received by the Pledgor during the pendency of any Default or Event of Default, as applicable, shall be promptly returned to the Issuer and any such cash dividends received during the pendency of any Event of Default or during the pendency of a

Default but not returned prior to such Event of Default shall be promptly delivered to the Agent. Unless an Event of Default shall have occurred and be continuing, the Pledgor shall be permitted to exercise all voting and corporate rights with respect to the Pledged Stock; provided that no vote shall be cast or corporate right exercised or other action taken which, in the Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Notes, the other Loan Documents or this Pledge Agreement.

          8. Rights of the Lenders and the Agent. (a) If an Event of Default shall occur and be continuing and the Agent shall give notice of its intent to exercise such rights to the Pledgor, (i) the Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Guarantee Obligations in such order as the Agent may determine and (ii) all shares of the Pledged Stock shall be registered in the name of the Agent or its nominee, and the Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the Issuer or otherwise and
(B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the Pledgor or the Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability to the Agent except to account for property actually received by it, but the Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (b) The rights of the Agent and the Lenders hereunder shall not be conditioned or contingent upon the pursuit by the Agent or any Lender of any right or remedy against the Pledgor, the Parent, the Borrower, any Issuer, any guarantor or against any other Person which may be or become liable in respect of all or any part of the Guarantee Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. Neither the Agent nor any Lender shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

          9. Remedies. If an Event of Default shall occur and be continuing, the Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Guarantee Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, the Parent, the Borrower, any Issuer or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Agent, to the payment in whole or in part of the Guarantee Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Guarantee Obligations and the fees and disbursements of any attorneys employed by the Agent or any Lender to collect such deficiency.

          10. Private Sales. (a) The Pledgor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Stock or the Pledged Promissory Notes, by reason of certain prohibitions contained in the Securities Act of 1933 (the "Securities Act") and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Stock or the Pledged Promissory Notes for the period of time necessary to permit any Issuer or the Pledgor to register such securities for public sale under the

Securities Act, or under applicable state securities laws, even if such Issuer or the Pledgor would agree to do so.

          (b) The Pledgor further agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock or the Pledged Promissory Notes pursuant to this Section 10 valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of any of the covenants contained in this Section 10 will cause irreparable injury to the Agent and the Lenders, that the Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 10 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

          11. Limitation on Duties Regarding Collateral. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar securities and property for its own account. None of the Agent, the Lenders or any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

          12. FCC Compliance. Notwithstanding anything herein to the contrary, but without limiting or waiving Pledgor's obligations hereunder, the Lenders' remedies hereunder are subject to the Communications Act of 1934, as amended, and all applicable rules, regulations and policies of the FCC ("FCC Law"), and the Agent and the lenders will not take any action pursuant to this Agreement that would constitute or result in any assignment or transfer of control of any FCC authorization held by Pledgor if such assignment or transfer of control would require under then existing FCC Law the prior approval of the FCC, without first obtaining such approval of the FCC. Pledgor agrees to take any action which the Agent may reasonably request in order to cause the Agent (on behalf of the Lenders) to obtain and enjoy the full rights and benefits granted by this Agreement, including specifically, at the cost and expense of Pledgor, the use of its commercially reasonable best efforts to assist in obtaining approval of the FCC or Governmental Authority for an action or transaction contemplated by this Agreement which are then required by law, and specifically, without limitation, upon request upon and during the continuance of an Event of Default, to prepare, sign and file (or cause to be filed) with the FCC or other Governmental Authority the assignor's, transferor's or controlling person's portion of any application or applications for consent to (i) the assignment of any FCC license or transfer or control thereof, (ii) any sale or sales of property constituting any Collateral by the Agent or on behalf of the Lenders, or (iii) any assumption by the Agent, the Lenders or their designees of voting rights or management rights in property constituting any Collateral effected in accordance with the terms of this Agreement or any other Loan Document.

          13. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

          14. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          15. Section Headings. The Section headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          16. No Waiver; Cumulative Remedies. Neither the Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 17 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          17. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Agent; provided that any provision of this Pledge Agreement may be waived by the Agent in a letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent. This Pledge Agreement shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns. THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

          18. Notices. Notices may be given by mail, by telex or by facsimile transmission, addressed or transmitted to the Person to which it is being given at such Person's address or transmission number set forth in the Credit Agreement or the Guarantee, as the case may be and shall be effective (a) in the case of mail, three days after deposit in the postal system, first class postage pre-paid, and (b) in the case of telex or facsimile notices, when sent. The Pledgor and the Issuers may change their respective addresses and transmission numbers by written notice to the Agent.

          19. Irrevocable Authorization and Instruction to Issuers. The Pledgor hereby authorizes and instructs each Issuer to comply with any instruction received by it from the Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Issuers shall be fully protected in so complying.

          20. Authority of Agent. The Pledgor acknowledges that the rights and responsibilities of the Agent under this Pledge Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Pledgor, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and neither the Pledgor nor any Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

          21. Termination; Release. Upon the repayment of all the Obligations in full and the termination of the Commitment, this Pledge Agreement shall terminate, and the Agent, at the request of and expense of the Pledgor, will promptly execute and deliver to the Pledgor the proper instruments (including Uniform Commercial Code termination statements on form UCC-2) acknowledging the termination of this Pledge Agreement, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty of any kind) such of the Collateral as may be in the possession of the Agent and has not theretofore been disposed of or otherwise applied or released. In addition, upon payment in full of a Pledged Promissory Note by the maker thereof, upon request of the Pledgor and after receipt by the Agent in its sole discretion, the Agent will return such Pledged Promissory Note to the Pledgor for further delivery to such maker.

          22. Counterparts. This Pledge Agreement may be executed in counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned have caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                                   [                     ]




                                    By
                                      -------------------------------
                                      Name:
                                      Title:


                                   CANADIAN IMPERIAL BANK OF
                                   COMMERCE, as Agent



                                   By
                                      -------------------------------
                                     Name:
                                     Title:

                           ACKNOWLEDGMENT AND CONSENT


          [         ], a [        ] corporation (the "Company "), one of the
Issuers referred to in the foregoing Pledge Agreement, hereby acknowledges receipt of a copy thereof, agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The Company agrees to notify the Agent promptly in writing of the occurrence of any of the events described in Section 6(a) of the Pledge Agreement. The Company further agrees that the terms of Section 10(b) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 10 of the Pledge Agreement.


                                   [                          ]



                                   By
                                     --------------------------------
                                     Title:


                                   Address for Notices:

                                                                      SCHEDULE 1
                                                                PLEDGE AGREEMENT


                          DESCRIPTION OF PLEDGED STOCK



         Issuer         Class of Stock    Stock Certificate No.   No. of Shares
         ------         --------------    ---------------------   -------------




                                                                       EXHIBIT G
                                                                       TO CREDIT
                                                                       AGREEMENT


                      FORM OF SUBSIDIARY SECURITY AGREEMENT


          SECURITY AGREEMENT, dated as of July 8, 1998, made by [         ],
a Delaware corporation (the "Grantor"), in favor of CANADIAN IMPERIAL BANK OF COMMERCE, as agent (in such capacity, the "Agent") for the several banks and other financial institutions (the "Lenders") from time to time parties to the Credit Agreement, dated as of July 8, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among RADIO UNICA HOLDINGS CORP., a Delaware corporation (the "Parent"), RADIO UNICA CORP., a Delaware corporation (the "Borrower"), the Lenders and the Agent.

                              W I T N E S S E T H :


          WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrower upon the terms and subject to the conditions set forth therein, to be evidenced by the Notes issued by the Borrower thereunder; and

          WHEREAS, the Grantor has guaranteed the obligations of the Borrower described above pursuant to the Guarantee, dated as of July 8, 1998, 1998 executed by the Grantor (as amended, supplemented or otherwise modified from time to time, the "Guarantee"); and

          WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans to the Borrower under the Credit Agreement that the Grantor shall have executed and delivered this Security Agreement to the Agent for the ratable benefit of the Lenders;

          NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and the Lenders to make their respective Loans to the Borrower under the Credit Agreement, the Grantor hereby agrees with the Agent, for the ratable benefit of the Lenders, as follows:

          1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein are used herein as defined therein. The following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as defined therein:
Accounts, Chattel Paper, Documents, Equipment, Farm

Products, General Intangibles, Instruments, Inventory, Investment Property and Proceeds. The following terms shall have the following meanings:

          "Code" shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

          "Collateral" shall have the meaning assigned to it in Section 2.

          "Contracts" shall mean all contracts executed from time to time by the Grantor, including, without limitation, with respect to an Account, in each case, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (i) all rights of the Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of the Grantor to damages arising out of, or for, breach or default in respect thereof and (iii) all rights of the Grantor to perform and to exercise all remedies thereunder.

          "Guarantee Obligations" shall mean all obligations of the Grantor under the Guarantee including, without limitation, in respect of the Obligations (as defined in the Credit Agreement) to the extent set forth in the Guarantee.

          "Security Agreement" means this Security Agreement, as amended, supplemented or otherwise modified from time to time.

          2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Guarantee Obligations, the Grantor hereby grants to the Agent for the ratable benefit of the Lenders a security interest in all the following property now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire any right, title or interest in (collectively, the "Collateral"):

          (i)      all Accounts;

          (ii)     all Chattel Paper;

          (iii)    all Contracts;

          (iv)     all Documents;

          (v)      all Equipment;

          (vi)     all General Intangibles;

          (vii)    all Instruments;

          (viii)   all Inventory;

          (ix)     all Investment Property; and

          (x) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing;

provided that nothing contained herein shall create a collateral assignment with respect to or a security interest in (A) any Contract if the grant of such collateral is (or is determined by non-appealable adjudication of a court or other dispute resolution tribunal to be) expressly prohibited by the terms of such Contract, (B) with respect to any other Collateral which is subject to a Lien permitted under Section 6.3 of the Credit Agreement or (C) any license, permit or other governmental authorization which by its terms is not assignable.

          3. Rights of Agent and Lenders; Limitations on Agent's and Lenders' Obligations.

          (a) Grantor Remains Liable under Accounts and Contracts. Anything herein to the contrary notwithstanding, the Grantor shall remain liable under each of the Accounts and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account and in accordance with and pursuant to the terms and provisions of each such Contract. Neither the Agent nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto) or under any Contract by reason of or arising out of this Security Agreement or the receipt by the Agent or any such Lender of any payment relating to such Account or Contract pursuant hereto, nor shall the Agent or any Lender be obligated in any manner to perform any of the obligations of the Grantor under or pursuant to any Account (or any agreement giving rise thereto) or under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto) or under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (b) Notice to Account Debtors and Contracting Parties. At any time after the occurrence and during the continuance of an Event of Default, the Agent shall have the right upon written notice to the Grantor of its intention to do so, to notify account debtors or obligors on the Accounts and parties to the Contracts that the Accounts and the Contracts have been assigned to the Agent for the ratable benefit of the Lenders and that payments due or to become due to the Grantor in respect thereof shall be made directly to the Agent and, upon such notification, and at the expense of the Grantor, to enforce collection of any such Accounts. At any time after the occurrence and during the continuance of an Event of Default, the Agent may, at any time, in its own name or in the name of the Lenders or the Grantor communicate with account debtors on the Accounts and parties to the Contracts to verify with them to its satisfaction the existence, amount and terms of any Accounts or Contracts.

          (c) Collections on Accounts. The Agent hereby authorizes the Grantor to collect the Accounts and the Agent may curtail or terminate said authority at any time upon the occurrence and during the continuance of an Event of Default. If required by the Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, when collected by the Grantor, shall be forthwith (and, in any event, within two Business Days) deposited by the Grantor in the exact form received, duly endorsed by the Grantor to the Agent if required, in a special collateral account maintained by the Agent, subject to withdrawal by the Agent for the account of the Lenders only, as hereinafter provided, and, until so turned over, shall be held by the Grantor in trust for the Agent and the Lenders, segregated from other funds of the Grantor. Each deposit of any such Proceeds shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit. All Proceeds constituting collections of Accounts while held by the Agent (or by the Grantor in trust for the Agent and the Lenders) shall continue to be collateral security for all the Guarantee Obligations and shall not constitute payment thereof until applied as hereinafter provided. At such intervals as may be agreed upon by the Grantor and the Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Agent's election, the Agent shall apply all or any part of the funds on deposit in said special collateral account on account of the Guarantee Obligations in such order as the Agent may elect, and any part of such funds which the Agent elects not so to apply and deems not required as collateral security for the obligations shall be paid over from time to time by the Agent to the Grantor or to whomsoever may lawfully be entitled to receive the same. Upon the occurrence of an Event of Default that is continuing, at the Agent's request, the Grantor shall deliver to the Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including, without limitation, all original orders, invoices and shipping receipts.

          (d) Analysis of Accounts. The Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Grantor shall furnish all such assistance and information as the Agent may require in connection therewith; provided that the Agent shall use its reasonable efforts to minimize any disruption of the Grantor's business resulting from such verifications. At any time and from time to time if the Agent concludes in its reasonable judgment, based upon its evaluation of the general creditworthiness of the Grantor, that such examination is required, and so requests, the Grantor shall, at the Grantor's expense if at any time after the occurrence and during the continuance of an Event of Default, and otherwise at the Agent's expense, cause independent public accountants or other parties that are not Affiliates of the Grantor and are satisfactory to the Agent to furnish to the Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts.

          4. Representations and Warranties. The Grantor hereby represents and warrants that:

          (a) Title; No Other Liens. Except as permitted under Section 6.3 of the Credit Agreement, the Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. Except as permitted under
Section 6.3 of the Credit Agreement no security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Agent, for the ratable benefit of the Lenders, pursuant to this Security Agreement.

          (b) Perfected First Priority Liens. Except as permitted under Section
6.3 of the Credit Agreement the Liens granted pursuant to this Security Agreement will, upon the filing of appropriate financing statements, constitute perfected Liens on the Collateral in favor of the Agent, for the ratable benefit of the Lenders, which are prior to all other Liens on the Collateral created by the Grantor and in existence on the date hereof and which are enforceable as such against all creditors of and purchasers from the Grantor and against any owner or purchaser of the real property where any of the Equipment is located and any present or future creditor obtaining a Lien on such real property, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          (c) Accounts. The amount represented by the Grantor to the Lenders from time to time as owing by each account debtor or by all account debtors in respect of the Accounts will at such time be the correct amount actually owing by such account debtor or debtors thereunder. No amount payable to the Grantor under or in connection with any Account is evidenced by any Instrument or Chattel Paper which has not been delivered to the Agent. The place where the Grantor keeps its records concerning the Accounts is [__________].

          (d) Material Agreement. Except as set forth in Schedule 3.4 to the Credit Agreement, no consent of any party (other than the Grantor) to any Material Agreement is required, or purports to be required, in connection with the execution, delivery and performance of this Security Agreement. Each Material Agreement is in full force and effect and constitutes a valid and legally enforceable obligation of the parties thereto, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Material Agreements by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Material Agreement to any material adverse limitation, either specific or general in nature. Neither the Grantor nor to the best of the Grantor's knowledge any other party to any Material Agreement is in default in the performance or observance of any of the terms thereof. The Grantor has fully performed in all material respects all its obligations under each of the Material Agreements. The right, title and interest of the Grantor in, to and under each Material Agreement are not subject to any defense, offset, counterclaim or claim which would materially adversely affect the value of such Material Agreement as Collateral, nor have any of the foregoing been asserted or alleged against the Grantor as to any Material Agreement. The Grantor has delivered to the Agent a complete and correct copy of each Material Agreement, including all amendments, supplements and other modifications thereto and will deliver any other Contract which the Agent may request. No amount payable to the Grantor under or in connection with any Material Agreement is evidenced by any Instrument or Chattel Paper which has not been delivered to the Agent.

          (e) Inventory and Equipment. Except as permitted in Section 5(p), the Inventory and the Equipment are kept at the locations listed on Schedule I hereto.

          (f) Chief Executive Office. Except as permitted in Section 5(p), the Grantor's chief executive office and chief place of business is located at [__________].

          (g) Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

          (i) Investment Property. The Investment Property, other than accounts invested in cash equivalents and other than shares of capital stock of the Grantor's Subsidiaries, consists of the items set forth on Annex A.

          5. Covenants. The Grantor covenants and agrees with the Agent and the Lenders that, from and after the date of this Security Agreement until the Guarantee Obligations are paid in full and the Commitments are terminated:

          (a) Further Documentation; Pledge of Instruments and Chattel Paper. At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Grantor, the Grantor will promptly and duly execute and deliver such further instruments and documents and take such further action as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Grantor also hereby authorizes the Agent to file any such financing or continuation statement without the signature of the Grantor to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Security Agreement.

          (b) Indemnification. The Grantor agrees to pay, and to save the Agent and the Lenders harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses) (i) with respect to, or resulting from, any delay in paying any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any Requirement of Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement, except resulting from the Agent's or any Lender's gross negligence or willful misconduct. In any suit, proceeding or action brought by the Agent or any Lender under any Account or Contract for any sum owing thereunder, or to enforce any provisions of any Account or Contract, the Grantor will save, indemnify and keep the Agent and such Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Grantor, except resulting from the Agent's or any Lender's gross negligence or willful misconduct.

          (c) Maintenance of Records. The Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts. The Grantor will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby in such manner as the Agent may request. For the Agent's and the Lenders' further security, the Agent, for the ratable benefit of the Lenders, shall have a security interest in all the Grantor's books and records pertaining to the Collateral, and the Grantor shall, during the continuance of a Default under Section 7.1(a) or Section 7.1(c) as it relates to Section 6.1, turn over copies of such books and records and during the continuation of an Event of Default turn over any such books and records, in each case, to the Agent or to its representatives during normal business hours at the request of the Agent.

          (d) Right of Inspection. The Agent and the Lenders shall after reasonable notice to the Grantor be permitted to visit and inspect any of the properties of the Grantor and examine and make abstracts from any books and records of the Grantor at any reasonable time and as often as may reasonably be desired, and the Grantor agrees to render to the Agent and the Lenders, at the Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Agent and the Lenders and their respective representatives shall after reasonable notice to the Grantor be permitted to visit any of the properties of the Grantor where any of the Inventory or Equipment is located at any reasonable time and as often as may reasonably be desired, for the purpose of inspecting the Inventory or Equipment, observing its use or otherwise protecting its interests therein. Each such visitation and inspection (a) by or on behalf of any Lender shall be at such Lender's expense and (b) by or on behalf of the Agent following the occurrence and during the continuance of any Default or Event of Default shall be at the Grantor's expense.

          (e) Compliance with Laws. The Grantor will comply in all material respects with all Requirements of Law applicable to the Collateral or any part thereof or to the operation of the Grantor's business; except to the extent that failure to do so could not reasonably by expected to have a Material Adverse Effect.

          (f) Compliance with Terms of Contracts. The Grantor will perform and comply in all material respects with all its obligations under the Contracts and all its other Contractual Obligations relating to the Collateral except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

          (g) Payment of Obligations. The Grantor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against on the Grantor's books in accordance with GAAP.

          (h) Limitation on Liens on Collateral. The Grantor will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and other than as permitted pursuant to Section 6.3 of the Credit Agreement, and will defend the right, title and interest of the Agent and the Lenders in and to any of the Collateral against the claims and demands of all Persons whomsoever.

          (i) Limitations on Dispositions of Collateral. The Grantor will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except as permitted pursuant to Section 6.6 of the Credit Agreement.

          (k) Limitations on Discounts, Compromises, Extensions of Accounts. Other than in the ordinary course of business, the Grantor will not grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

          (l) Maintenance of Equipment. The Grantor will maintain each item of Equipment in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose.

          (n) Further Identification of Collateral. The Grantor will furnish to the Agent and the Lenders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may request, all in reasonable detail.

          (o) Notices. The Grantor will advise the Agent and the Lenders promptly, in reasonable detail, at their respective addresses set forth in the Credit Agreement, (i) of any Lien (other than Liens created hereby or permitted under the Credit Agreement) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

          (p) Changes in Locations, Name, etc. Unless the Grantor gives 30 days' prior written notice to the Agent, the Grantor will not (i) change the location of its chief executive office/chief place of business from that specified in
Section 4(f) or remove its books and records from the location specified in
Section 4(c), (ii) permit any of the Inventory or Equipment to be kept at a location other than those listed on Schedule I hereto or (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Agent in connection with this Security Agreement would become seriously misleading.

          6. Agent's Appointment as Attorney-in-Fact.

          (a) Powers. The Grantor hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, the Grantor hereby gives the Agent the power and right, on behalf of the Grantor, without notice to or assent by the Grantor, to do the following:

          (i) in the case of any Account, at any time when the authority of the Grantor to collect the Accounts has been curtailed or terminated pursuant to the first sentence of Section 3(c), or in the case of any other Collateral, at any time when any Event of Default shall have occurred and is continuing, in the name of the Grantor or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral whenever payable;

          (ii) upon the occurrence and during the continuance of any Event of Default, to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

          (iii) upon the occurrence and during the continuance of any Event of Default, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Grantor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Grantor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's and the Lenders' Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Grantor might do.

The Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

          (b) Other Powers. The Grantor also authorizes the Agent and the Lenders, at any time and from time to time, to execute, in connection with the sale provided for in this Section 6 or in Section 9 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

          (c) No Duty on Agent or Lenders' Part. The powers conferred on the Agent and the Lenders hereunder are solely to protect the Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Agent or any Lender to exercise any such powers. The Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

          7. Performance by Agent of Grantor's Obligations. If the Grantor fails to perform or comply with any of its agreements contained herein and the Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum 2% above the Alternate Base Rate, shall be payable by the Grantor to the Agent on demand and shall constitute Guarantee Obligations secured hereby.

          8. Proceeds. In addition to the rights of the Agent and the Lenders specified in Section 3(c) with respect to payments of Accounts, it is agreed that if an Event of Default shall occur and be continuing (a) upon written notice by the Agent to the Grantor, all Proceeds received by the Grantor consisting of cash, checks and other near-cash items shall be held by the Grantor in trust for the Agent and the Lenders, segregated from other funds of the Grantor, and, forthwith upon receipt by the Grantor, shall be turned over to the Agent in the exact form received by the Grantor (duly endorsed by the Grantor to the Agent, if required), and (b) any and all such Proceeds received by the Agent (whether from the Grantor or otherwise) may, in the sole discretion of the Agent, be held by the Agent for the ratable benefit of the Lenders as collateral security for, and/or then or at any time thereafter may be applied by the Agent against, the Guarantee Obligations (whether matured or unmatured), such application to be in such order as the Agent shall elect. Any balance of such Proceeds remaining after the Guarantee Obligations shall have been paid in full and the Commitments shall have been terminated shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive the same.

          9. Remedies. If an Event of Default shall occur and be continuing, the Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Guarantee Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Parent, the Borrower, the Grantor, any guarantor, or any other Person (all and each of which demands, defenses, advertisements and notices being hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Grantor, which right or equity is hereby waived or released. The Grantor further agrees, at the Agent's request, to assemble the Collateral and make it available to the Agent at such places as the Agent shall reasonably select, whether at the Grantor's premises or elsewhere. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Guarantee Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(i)(c) of the Code, need the Agent account for the surplus, if any, to the Grantor. To the extent permitted by applicable law, the Grantor waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Guarantee Obligations and the fees and disbursements of any attorneys employed by the Agent or any Lender to collect such deficiency.

          10. Limitation on Duties Regarding Preservation of Collateral. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent, any Lender, nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantor or otherwise.

          11. FCC Compliance. Notwithstanding anything herein to the contrary, but without limiting or waiving Grantor's obligations hereunder, the Lenders' remedies hereunder are subject to the Communications Act of 1934, as amended, and all applicable rules, regulations and policies of the FCC ("FCC Law"), and the Agent and the lenders will not take any action pursuant to this Agreement that would constitute or result in any assignment or transfer of control of any FCC authorization held by Grantor if such assignment or transfer of control would require under then existing FCC Law the prior approval of the FCC, without first obtaining such approval of the FCC. Grantor agrees to take any action which the Agent may reasonably request in order to cause the Agent (on behalf of the Lenders) to obtain and enjoy the full rights and benefits granted by this Agreement, including specifically, at the cost and expense of Grantor, the use of its commercially reasonable best efforts to assist in obtaining approval of the FCC or Governmental Authority for an action or transaction contemplated by this Agreement which are then required by law, and specifically, without limitation, upon request upon and during the continuance of an Event of Default, to prepare, sign and file (or cause to be filed) with the FCC or other Governmental Authority the assignor's, transferor's or controlling person's portion of any application or applications for consent to (i) the assignment of any FCC license or transfer or control thereof, (ii) any sale or sales of property constituting any Collateral by the Agent or on behalf of the Lenders, or (iii) any assumption by the Agent, the Lenders or their designees of voting rights or management rights in property constituting any Collateral effected in accordance with the terms of this Agreement or any other Loan Document.

          12. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

          13. Limitation on Lines of Business. Nothing contained in this Security Agreement shall be deemed or construed as modifying in any way the restrictions on Grantor's activities as set forth in Section 6.14 of the Credit Agreement.

          14. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          15. Section Headings. The section headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          16. No Waiver; Cumulative Remedies. Neither the Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 17), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

          17. Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Grantor and the Agent; provided that any provision of this Security Agreement may be waived by the Agent in a written letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent. This Security Agreement shall be binding upon the successors and assigns of the Grantor and shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns.

          18. Governing Law. THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF OTHER THAN
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, EXCEPT FOR PERFECTION AND ENFORCEMENT OF SECURITY INTERESTS AND LIENS IN OTHER JURISDICTIONS TO THE EXTENT THE LAW OF ANOTHER JURISDICTION IS MANDATORILY APPLICABLE PURSUANT TO THE LAWS OF SUCH JURISDICTION.

          19. Notices. Notices hereunder may be given by mail, by telex or by facsimile transmission, addressed or transmitted to the Person to which it is being given at such Person's address or transmission number set forth in the Credit Agreement or the Guarantee, as the case may be, and shall be effective
(a) in the case of mail, three days after deposit in the postal system, first class postage pre-paid and (b) in the case of telex or facsimile notices, when sent. The Grantor may change its address and transmission number by written notice to the Agent, and the Agent or any Lender may change its address and transmission number by written notice to the Grantor and, in the case of any Lender, to the Agent.

          20. Authority of Agent. The Grantor acknowledges that the rights and responsibilities of the Agent under this Security Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Grantor, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Grantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

          21. Counterparts. This Security Agreement may be executed in counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

          IN WITNESS WHEREOF, the Grantor and the Agent have caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                   [                       ]



                                   By:
                                      --------------------------------
                                     Title:


                                   CANADIAN IMPERIAL BANK OF
COMMERCE,                                   as Agent



                                   By:
                                      --------------------------------
                                     Title:

                                                                      SCHEDULE 1
                                                                   TO SUBSIDIARY
                                                                        SECURITY
                                                                       AGREEMENT



                               [                 ]



                              LOCATION OF INVENTORY
                              ---------------------


                                      None.


                              LOCATION OF EQUIPMENT
                              ---------------------

                                                                         ANNEX A
                                                                   TO SUBSIDIARY
                                                                        SECURITY
                                                                       AGREEMENT



                             [                     ]



                           LIST OF INVESTMENT PROPERTY
                           ---------------------------




                                      NONE